UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Michele T. Mosca     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 through October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

U.S. and international equity markets delivered positive returns during the past year. Emerging market equities were the notable outperformers, driven by investors’ search for yield and their increased appetite for riskier assets. Abating unease related to Chinese growth, a relatively stable U.S. dollar, the year-to-date upturn in commodity prices, and increased liquidity amid generally easy policy across the globe also provided tailwinds for emerging market assets. Defensive sectors outperformed cyclicals for most of the period, since defensive securities tend to benefit from low interest rate environments and yield is a big component of total return. But the trend reversed amid a mid-year rotation away from crowded defensive sectors into cyclical stocks, and investors have since shown a preference for growth over yield.

Meanwhile, U.S. and global economic growth continued at a slow pace. Although various asset classes performed positively, the year was punctuated by bouts of market volatility. Ongoing concern regarding the price of oil and other commodities, speculation surrounding the trajectory of global economic growth and central bank policy, and political uncertainty — including the unexpected Brexit vote — fueled investor unease and served as volatility catalysts. Going forward, we anticipate an increased likelihood of further gyrations in financial markets as U.S. and global economic growth continues at a muted pace.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information to be helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large, mid, and small size companies within the U.S.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2016. The S&P 500 Index gained 4.48% while the Russell 3000 Index earned 4.24%. The Equity Series delivered positive absolute returns of 6.16%, outperforming the broad market on a relative basis. The Equity Series also continues to provide competitive absolute and relative returns over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, the Equity Series has an annualized return of 6.92%, outpacing the Russell 3000’s annualized return of 4.45% and the S&P 500’s 4.14% annualized return.

The Series’ outperformance relative to the Russell 3000 Index during the year was driven by stock selection. Conversely, sector positioning challenged relative returns. Regarding major contributors to relative performance, stock selection in Health Care, Consumer Discretionary, and Information Technology aided relative returns. The Series’ overweight to Information Technology compared to the benchmark also aided relative returns.

Health Care companies that are exposed to markets growing faster than the overall economy, taking market share, and/or exposed to secular (i.e., long-term) growth trends such as more efficient delivery of health care services have performed well in the Series. Similarly, we are finding a relatively large number of Information Technology companies that meet our strategy and valuation disciplines that are exposed to secular growth trends such as cloud computing and online advertising/consumption. These companies have also performed well.

Offsetting a portion of the relative performance tailwind was stock selection in Real Estate, which detracted from relative returns. The Series’ overweights to Consumer Discretionary and Health Care compared to the benchmark, as well as lack of exposure to Utilities, also challenged relative returns.

In regard to the Series’ current positioning, we are focused on finding U.S.-based companies with growth drivers that are not tied to the broad economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt their competitive landscape. We are looking for businesses that are generating growth by creating new markets, expanding existing markets, or simply taking market share from their rivals. The goal is to identify companies trading at attractive valuations relative to their growth potential.

As we look toward 2017, we expect U.S. economic growth to persist at a slow pace. Broadly speaking, valuations in the U.S. stock market are somewhat elevated. This backdrop suggests muted long-term returns going forward, so we are targeting companies exposed to secular growth trends in an effort to generate above market returns. We continue to anticipate gyrations in equity markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics that Manning & Napier has employed for over 45 years as an active investment manager.

Please see the next page for additional performance information as of October 31, 2016.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Series[3,4]	6.16%	10.68%	5.58%	7.44%
Russell 3000® Index[5]	4.24%	13.35%	6.76%	5.75%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2016 to the Russell 3000® Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 4 below).

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for the year ended October 31, 2016.

4 Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: All-Equity Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Equity Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5 The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD* 5/1/16-10/31/16
Actual	$1,000.00	$1,031.30	$5.36
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.86	$5.33

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Series

Portfolio Composition as of October 31, 2016

(unaudited)

5

Equity Series

Investment Portfolio - October 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.9%

Consumer Discretionary - 21.1%
Diversified Consumer Services - 1.5%
Houghton Mifflin Harcourt Co.*	115,080	$1,455,762

Hotels, Restaurants & Leisure - 3.5%
Jack in the Box, Inc.	10,740	1,006,660
Yum! Brands, Inc.	28,480	2,457,254

		3,463,914

Internet & Direct Marketing Retail - 8.2%
Amazon.com, Inc.*	4,190	3,309,346
The Priceline Group, Inc.*	2,280	3,361,244
TripAdvisor, Inc.*	22,710	1,464,341

		8,134,931

Media - 6.3%
Time Warner, Inc.	21,160	1,883,028
Tribune Media Co. - Class A	55,230	1,800,498
Twenty-First Century Fox, Inc. - Class A	95,640	2,512,463

		6,195,989

Specialty Retail - 1.6%
L Brands, Inc.	21,430	1,547,032

Total Consumer Discretionary		20,797,628

Consumer Staples - 3.5%
Beverages - 2.0%
The Coca-Cola Co.	47,890	2,030,536

Food & Staples Retailing - 1.5%
CVS Health Corp.	17,290	1,454,089

Total Consumer Staples		3,484,625

Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Range Resources Corp.	38,540	1,302,267

Financials - 6.2%
Capital Markets - 2.6%
BlackRock, Inc.	7,500	2,559,300

Consumer Finance - 3.6%
SLM Corp.*	218,240	1,538,592
Synchrony Financial	71,070	2,031,891

		3,570,483

Total Financials		6,129,783

Health Care - 16.7%
Biotechnology - 0.3%
Vertex Pharmaceuticals, Inc.*	3,970	301,164

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies - 4.0%
The Cooper Companies, Inc.	8,760	$1,542,110
Intuitive Surgical, Inc.*	3,530	2,372,442

		3,914,552

Health Care Providers & Services - 4.5%
DaVita, Inc.*	38,890	2,279,732
Express Scripts Holding Co.*	32,130	2,165,562

		4,445,294

Health Care Technology - 3.8%
Cerner Corp.*	63,420	3,715,144

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	10,220	1,502,647

Pharmaceuticals - 2.6%
Johnson & Johnson	22,060	2,558,739

Total Health Care		16,437,540

Industrials - 4.8%
Building Products - 1.0%
Masco Corp.	30,250	934,120

Machinery - 1.8%
Flowserve Corp.	42,930	1,818,086

Professional Services - 2.0%
Nielsen Holdings plc	23,840	1,073,277
TriNet Group, Inc.*	49,570	930,429

		2,003,706

Total Industrials		4,755,912

Information Technology - 33.7%
Electronic Equipment, Instruments & Components - 2.0%
FLIR Systems, Inc.	58,130	1,913,640

Internet Software & Services - 6.6%
Alphabet, Inc. - Class A*	1,980	1,603,602
Alphabet, Inc. - Class C*	2,060	1,616,152
Facebook, Inc. - Class A*	25,190	3,299,638

		6,519,392

IT Services - 8.6%
EVERTEC, Inc.	97,930	1,483,640
MasterCard, Inc. - Class A	27,400	2,932,348
PayPal Holdings, Inc.*	37,770	1,573,498
Visa, Inc. - Class A	29,560	2,438,996

		8,428,482

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment - 4.8%
QUALCOMM, Inc.	32,530	$2,235,462
Skyworks Solutions, Inc.	31,910	2,455,155

		4,690,617

Software - 8.7%
Aspen Technology, Inc.*	34,760	1,711,582
Electronic Arts, Inc.*	24,200	1,900,184
Microsoft Corp	36,040	2,159,517
ServiceNow, Inc.*	31,950	2,808,724

		8,580,007

Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	26,370	2,994,050

Total Information Technology		33,126,188

Materials - 7.9%
Chemicals - 5.9%
Ashland Global Holdings, Inc.	29,440	3,289,331
Monsanto Co.	24,690	2,488,011

		5,777,342

Metals & Mining - 2.0%
Arconic, Inc.	68,106	1,956,004

Total Materials		7,733,346

Real Estate - 2.4%
Equity Real Estate Investment Trusts (REITS) - 1.0%
Weyerhaeuser Co.	32,940	985,894

Real Estate Management & Development - 1.4%
Realogy Holdings Corp.	59,390	1,359,437

Total Real Estate		2,345,331

Telecommunication Services - 2.3%
Diversified Telecommunication Services - 2.3%
Level 3 Communications, Inc.*	20,790	1,167,359
Zayo Group Holdings, Inc.*	35,020	1,126,944

Total Telecommunication Services		2,294,303

TOTAL COMMON STOCKS
(Identified Cost $94,332,275)		98,406,923

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 1.0%
Dreyfus Government Cash Management[1], 0.28%
(Identified Cost $963,998)	963,998	$963,998

TOTAL INVESTMENTS - 100.9%
(Identified Cost $95,296,273)		99,370,921
LIABILITIES, LESS OTHER ASSETS - (0.9%)		(900,647)

NET ASSETS - 100%		$98,470,274

* Non-income producing security.

1 Rate shown is the current yield as of October 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statement of Assets and Liabilities

October 31, 2016

ASSETS:

Investments, at value (identified cost $95,296,273) (Note 2)	$99,370,921
Receivable for fund shares sold	3,898
Dividends receivable	33,533
Prepaid expenses	7,606

TOTAL ASSETS	99,415,958

LIABILITIES:

Accrued management fees (Note 3)	200,054
Accrued transfer agent fees (Note 3)	8,377
Accrued fund accounting and administration fees (Note 3)	6,913
Accrued Chief Compliance Officer service fees (Note 3)	353
Payable for fund shares repurchased	337,149
Payable for securities purchased	312,383
Other payables and accrued expenses	80,455

TOTAL LIABILITIES	945,684

TOTAL NET ASSETS	$98,470,274

NET ASSETS CONSIST OF:

Capital stock	$80,739
Additional paid-in-capital	91,995,558
Undistributed net investment loss	(326,267)
Accumulated net realized gain on investments	2,645,596
Net unrealized appreciation (depreciation) on investments	4,074,648

TOTAL NET ASSETS	$98,470,274

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($98,470,274/8,073,853 shares)	$12.20

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Statement of Operations

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Dividends	$710,661

EXPENSES:

Management fees (Note 3)	1,423,617
Fund accounting and administration fees (Note 3)	53,163
Transfer agent fees (Note 3)	52,156
Directors’ fees (Note 3)	12,434
Chief Compliance Officer service fees (Note 3)	3,727
Custodian fees	1,062
Miscellaneous	70,198

Total Expenses	1,616,357
Less reduction of expenses (Note 3)	(121,559)

Net Expenses	1,494,798

NET INVESTMENT LOSS	(784,137)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	13,723,248
Net change in unrealized appreciation (depreciation) on investments	(15,730,651)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,007,403)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,791,540)

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(784,137)	$343,865
Net realized gain on investments	13,723,248	108,788,624
Net change in unrealized appreciation (depreciation) on investments	(15,730,651)	(104,920,453)

Net increase (decrease) from operations	(2,791,540)	4,212,036

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(42,667)	(246,854)
From net realized gain on investments	(57,461,992)	(202,981,217)

Total distributions to shareholders	(57,504,659)	(203,228,071)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(342,179,746)	(590,372,793)

Net decrease in net assets	(402,475,945)	(789,388,828)

NET ASSETS:

Beginning of year	500,946,219	1,290,335,047

End of year (including undistributed net investment loss of $326,267 and undistributed net investment income $22,314, respectively)	$98,470,274	$500,946,219

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.62	$21.15	$21.60	$19.03	$18.45

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	0.01	(0.00)[2]	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.64	(0.42)	2.51	5.14	1.26

Total from investment operations	0.57	(0.41)	2.51	5.15	1.27

Less distributions to shareholders:
From net investment income	(0.00)[2]	(0.00)[2]	(0.01)	(0.03)	(0.04)
From net realized gain on investments	(4.99)	(4.12)	(2.95)	(2.55)	(0.65)

Total distributions to shareholders	(4.99)	(4.12)	(2.96)	(2.58)	(0.69)

Net asset value - End of year	$12.20	$16.62	$21.15	$21.60	$19.03

Net assets - End of year (000’s omitted)	$98,470	$500,946	$1,290,335	$1,237,520	$1,418,468

Total return[3]	6.16%	(1.46%)	13.23%	30.61%	7.37%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	(0.55%)	0.04%	(0.01%)	0.06%	0.06%
Portfolio turnover	40%	62%	61%	52%	63%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.09%	0.03%	0.02%	0.06%	0.05%

1 Calculated based on average shares outstanding during the years.

2 Less than $(0.01).

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

13

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 200 million have been designated as Equity Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$20,797,628	$20,797,628	$—	$—
Consumer Staples	3,484,625	3,484,625	—	—
Energy	1,302,267	1,302,267	—	—
Financials	6,129,783	6,129,783	—	—
Health Care	16,437,540	16,437,540	—	—
Industrials	4,755,912	4,755,912	—	—
Information Technology	33,126,188	33,126,188	—	—
Materials	7,733,346	7,733,346	—	—
Real Estate	2,345,331	2,345,331	—	—
Telecommunication Services	2,294,303	2,294,303	—	—
Mutual Fund	963,998	963,998	—	—

Total assets	$99,370,921	$99,370,921	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2015 or October 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

15

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2013 through October 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

16

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least February 28, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $121,559 for the year ended October 31, 2016, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $59,087,862 and $444,209,500 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Equity Series were:

	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,404,275	$17,324,767	7,560,319	$132,732,396
Reinvested	4,999,943	55,867,602	12,219,383	198,472,048
Repurchased	(28,465,188)	(415,372,115)	(50,651,323)	(921,577,237)

Total	(22,060,970)	$(342,179,746)	(30,871,621)	$(590,372,793)

At October 31, 2016, the Advisor and its affiliates owned 5.3% of the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2016.

17

Equity Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2016, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $6,274,990, decrease Undistributed Net Investment Loss by $478,223 and decrease Accumulated Net Realized Gain on Investments by $6,753,213. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
Ordinary income	$5,545,610	$49,123,867
Long-term capital gains	51,959,049	154,104,204

At October 31, 2016, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purpose were as follows:

Cost for federal income tax purposes	$96,895,056
Unrealized appreciation	10,758,066
Unrealized depreciation	(8,282,201)

Net unrealized appreciation	$2,475,865

Undistributed long-term capital gains	$4,244,379
Qualified late-year losses[1]	$326,267

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending October 31, 2017.

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 16, 2016

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,272,046 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 70.12%.

The Series designates $11,062,571 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2016.

20

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present)-Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008)
Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009)- Ithaka Acquisition Corporation
(investments); Chairman (2007-2009)- Alsius Corporation (investments);
Managing Member (1991-present)- PMSV Holdings LLC(investments);
Managing Member (2010-present)- Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)
ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014)
HLTH Corp (WebMD)(information)(2000-2010)
Cheyne Capital International (investment)(2000-present)
GMP Companies (investment)(2000-2011)
Cytos Biotechnology Ltd (biotechnology)(2012-present)

21

Equity Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present)- McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present)- The Greening Group (business consultants);
Partner (2006-present)- The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization)
(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011)- General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

22

Equity Series

Directors’ and Officers’ Information
(unaudited)
Officers (continued)
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance
Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant
Corporate Secretary (2011-2016)- Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011)- Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present)- Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering
Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary- Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (1992-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC and affiliates (2000-present);
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

23

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25

Equity Series

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/16-AR

Tax Managed Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

U.S. and international equity markets delivered positive returns during the past year. Emerging market equities were the notable outperformers, driven by investors’ search for yield and their increased appetite for riskier assets. Abating unease related to Chinese growth, a relatively stable U.S. dollar, the year-to-date upturn in commodity prices, and increased liquidity amid generally easy policy across the globe also provided tailwinds for emerging market assets. Defensive sectors outperformed cyclicals for most of the period, since defensive securities tend to benefit from low interest rate environments and yield is a big component of total return. But the trend reversed amid a mid-year rotation away from crowded defensive sectors into cyclical stocks, and investors have since shown a preference for growth over yield.

Meanwhile, U.S. and global economic growth continued at a slow pace. Although various asset classes performed positively, the year was punctuated by bouts of market volatility. Ongoing concern regarding the price of oil and other commodities, speculation surrounding the trajectory of global economic growth and central bank policy, and political uncertainty — including the unexpected Brexit vote — fueled investor unease and served as volatility catalysts. Going forward, we anticipate an increased likelihood of further gyrations in financial markets as U.S. and global economic growth continues at a muted pace.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information to be helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Tax Managed Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders. The Series invests in equity securities and is designed for those investors who are conscious of tax implications in their portfolios.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2016. The S&P 500 Index gained 4.48% while the Russell 3000 Index earned 4.24%. International equity markets generally delivered modestly positive absolute returns, with the broad MSCI All Country World ex U.S. Index (ACWIxUS) returning 0.22%. For the recent fiscal year, the Tax Managed Series delivered positive absolute returns of 4.32%, slightly outperforming its Russell 3000 Index on a relative basis. The Tax Managed Series also continues to provide competitive absolute and relative returns over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, the Tax Managed Series has returned 6.18% annualized, outpacing the Russell 3000’s annualized return of 4.45%.

The Series’ outperformance relative to the Russell 3000 Index during the year was driven by stock selection. Conversely, sector positioning challenged relative returns. Regarding major contributors to relative performance, stock selection in Health Care, Information Technology, and Consumer Discretionary aided relative returns. The Series’ overweight to Information Technology compared to the benchmark also aided relative returns.

Offsetting a portion of the relative performance tailwind was stock selection in Consumer Staples, which detracted from relative returns. The Series’ overweights to Health Care and Consumer Discretionary compared to the benchmark, as well as lack of exposure to Utilities, also challenged relative returns.

Following the close of the Series’ fiscal year, the Fund’s Board of Directors voted to close the Series and liquidate all outstanding shares. The closure of the Series to new investors and to additional investments from existing shareholders was described in the November 17, 2016 supplement to the Prospectus. The Series will redeem all of its outstanding shares on or about February 1, 2017 and distribute the proceeds to the Series’ shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

Please see the next page for additional performance information as of October 31, 2016.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Tax Managed Series

Performance Update as of October 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[3,5]	4.32%	10.59%	5.60%	8.86%
Returns After Taxes on Distributions[4,5]	0.69%	7.93%	4.14%	7.92%
Returns After Taxes on Distributions and Sale of Series
Shares[4,5]	5.13%	8.29%	4.44%	7.60%
Russell 3000® Index[6]	4.24%	13.35%	6.76%	8.44%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2016 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.

3Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.70% for the year ended October 31, 2016.

4Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of Series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

5The Series’ performance is historical and may not be indicative of future results.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Tax Managed Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD* 5/1/16-10/31/16
Actual	$1,000.00	$1,029.80	$6.12
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.10	$6.09

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Tax Managed Series

Portfolio Composition as of October 31, 2016

(unaudited)

5

Tax Managed Series

Investment Portfolio - October 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.2%

Consumer Discretionary - 18.5%
Diversified Consumer Services - 0.5%
Houghton Mifflin Harcourt Co.*	6,410	$81,086

Hotels, Restaurants & Leisure - 1.1%
Yum! Brands, Inc.	1,910	164,795

Internet & Direct Marketing Retail - 6.6%
Amazon.com, Inc.*	490	387,012
The Priceline Group, Inc.*	290	427,527
TripAdvisor, Inc.*	2,420	156,042

		970,581

Media - 7.7%
ITV plc (United Kingdom)[1]	45,600	95,065
Liberty Global plc - Class A - ADR (United Kingdom)*	4,990	162,674
Time Warner, Inc.	2,610	232,264
Tribune Media Co. - Class A	9,990	325,674
Twenty-First Century Fox, Inc. - Class A	12,340	324,172

		1,139,849

Specialty Retail - 1.2%
Kingfisher plc (United Kingdom)[1]	38,900	171,838

Textiles, Apparel & Luxury Goods - 1.4%	3,660	209,535

lululemon athletica, Inc.*

Total Consumer Discretionary		2,737,684

Consumer Staples - 8.5%
Beverages - 4.4%
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	2,090	239,870
The Coca-Cola Co.	4,280	181,472
Diageo plc (United Kingdom)[1]	8,980	239,017

		660,359

Food & Staples Retailing - 0.9%
Sprouts Farmers Market, Inc.*	5,820	128,913

Food Products - 1.1%
Nestle S.A. (Switzerland)[1]	2,270	164,607

Personal Products - 2.1%
Beiersdorf AG (Germany)[1]	1,810	159,570
Unilever plc - ADR (United Kingdom)	3,560	148,345

		307,915

Total Consumer Staples		1,261,794

Energy - 3.3%
Energy Equipment & Services - 2.2%
Schlumberger Ltd.	4,260	333,260

The accompanying notes are an integral part of the financial statements.

6

Tax Managed Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels - 1.1%
Range Resources Corp.	4,680	$158,137

Total Energy		491,397

Financials - 2.9%
Capital Markets - 1.0%
BlackRock, Inc.	430	146,733

Consumer Finance - 1.9%
SLM Corp.*	20,440	144,102
Synchrony Financial	4,960	141,806

		285,908

Total Financials		432,641

Health Care - 22.9%
Biotechnology - 0.6%
Vertex Pharmaceuticals, Inc.*	1,200	91,032

Health Care Equipment & Supplies - 8.5%
The Cooper Companies, Inc.	2,030	357,361
Intuitive Surgical, Inc.*	790	530,943
Medtronic plc	4,490	368,270

		1,256,574

Health Care Providers & Services - 3.2%
Express Scripts Holding Co.*	4,530	305,322
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	2,050	166,982

		472,304

Health Care Technology - 3.0%
Cerner Corp.*	7,570	443,451

Life Sciences Tools & Services - 2.5%
QIAGEN N.V.*	7,730	188,457
Thermo Fisher Scientific, Inc.	1,230	180,847

		369,304

Pharmaceuticals - 5.1%
Bristol-Myers Squibb Co.	1,760	89,602
Johnson & Johnson	3,320	385,087
Novartis AG - ADR (Switzerland)	2,320	164,766
Perrigo Co. plc	1,340	111,475

		750,930

Total Health Care		3,383,595

Industrials - 3.1%
Aerospace & Defense - 1.1%
Safran S.A. (France)[1]	2,320	159,643

The accompanying notes are an integral part of the financial statements.

7

Tax Managed Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Building Products - 0.9%
Masco Corp.	4,250	$131,240

Professional Services - 1.1%
Nielsen Holdings plc	3,630	163,423

Total Industrials		454,306

Information Technology - 29.0%
Electronic Equipment, Instruments & Components - 1.5%
FLIR Systems, Inc.	6,710	220,893

Internet Software & Services - 7.6%
Alphabet, Inc. - Class A*	260	210,574
Alphabet, Inc. - Class C*	290	227,517
Facebook, Inc. - Class A*	3,350	438,816
Tencent Holdings Ltd. - Class H (China)[1]	9,200	243,822

		1,120,729

IT Services - 7.9%
Amdocs Ltd. - ADR	3,150	184,117
MasterCard, Inc. - Class A	4,150	444,133
PayPal Holdings, Inc.*	8,280	344,945
Visa, Inc. - Class A	2,390	197,199

		1,170,394

Semiconductors & Semiconductor Equipment - 3.7%
QUALCOMM, Inc.	4,040	277,629
Skyworks Solutions, Inc.	3,440	264,674

		542,303

Software - 5.5%
Aspen Technology, Inc.*	2,160	106,358
Electronic Arts, Inc.*	2,280	179,026
Microsoft Corp.	3,340	200,133
ServiceNow, Inc.*	3,700	325,267

		810,784

Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	3,650	414,421

Total Information Technology		4,279,524

Materials - 5.8%
Chemicals - 4.0%
Ashland Global Holdings, Inc.	1,910	213,404
Monsanto Co.	3,770	379,903

		593,307

The accompanying notes are an integral part of the financial statements.

8

Tax Managed Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 1.8%
Arconic, Inc.	9,236	$265,258

Total Materials		858,565

Real Estate - 2.2%
Equity Real Estate Investment Trusts (REITS) - 2.0%
Weyerhaeuser Co.	9,880	295,708

Real Estate Management & Development - 0.2%
Realogy Holdings Corp.	1,090	24,950

Total Real Estate		320,658

Telecommunication Services - 2.0%
Diversified Telecommunication Services - 2.0%
Level 3 Communications, Inc.*	2,610	146,551
Zayo Group Holdings, Inc.*	4,440	142,879

Total Telecommunication Services		289,430

TOTAL COMMON STOCKS
(Identified Cost $12,061,365)		14,509,594

SHORT-TERM INVESTMENT - 1.5%
Dreyfus Government Cash Management[2], 0.28%
(Identified Cost $218,723)	218,723	218,723

TOTAL INVESTMENTS - 99.7%
(Identified Cost $12,280,088)		14,728,317
OTHER ASSETS, LESS LIABILITIES - 0.3%		50,341

NET ASSETS - 100%		$14,778,658

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of October 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Tax Managed Series

Statement of Assets and Liabilities

October 31, 2016

ASSETS:

Investments, at value (identified cost $12,280,088) (Note 2)	$14,728,317
Receivable for securities sold	254,763
Foreign tax reclaims receivable	11,023
Dividends receivable	9,400
Prepaid expenses	3,925

TOTAL ASSETS	15,007,428

LIABILITIES:

Accrued management fees (Note 3)	8,065
Accrued fund accounting and administration fees (Note 3)	6,277
Accrued transfer agent fees (Note 3)	967
Accrued Chief Compliance Officer service fees (Note 3)	353
Accrued Directors’ fees (Note 3)	8
Payable for securities purchased	182,186
Audit fees payable	24,527
Other payables and accrued expenses	6,387

TOTAL LIABILITIES	228,770

TOTAL NET ASSETS	$14,778,658

NET ASSETS CONSIST OF:

Capital stock	$6,285
Additional paid-in-capital	10,894,891
Undistributed net investment loss	(23,937)
Accumulated net realized gain (loss) on investments, foreign currency and translation of other assets and liabilities	1,454,037
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	2,447,382

TOTAL NET ASSETS	$14,778,658

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($14,778,658/628,547 shares)	$23.51

The accompanying notes are an integral part of the financial statements.

10

Tax Managed Series

Statement of Operations

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $4,038)	$167,032

EXPENSES:

Management fees (Note 3)	165,827
Fund accounting and administration fees (Note 3)	43,827
Transfer agent fees (Note 3)	6,272
Chief Compliance Officer service fees (Note 3)	3,727
Directors’ fees (Note 3)	1,533
Audit fees	31,288
Custodian fees	1,723
Miscellaneous	27,747

Total Expenses	281,944
Less reduction of expenses (Note 3)	(82,951)

Net Expenses	198,993

NET INVESTMENT LOSS	(31,961)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on-
Investments	1,755,806
Foreign currency and translation of other assets and liabilities	(1,271)

1,754,535

Net change in unrealized appreciation (depreciation) on-
Investments	(1,114,349)
Foreign currency and translation of other assets and liabilities	1,034

(1,113,315)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	641,220

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$609,259

The accompanying notes are an integral part of the financial statements.

11

Tax Managed Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(31,961)	$35,073
Net realized gain on investments and foreign currency	1,754,535	2,702,559
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,113,315)	(3,184,140)

Net increase (decrease) from operations	609,259	(446,508)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(22,080)	(35,591)
From net realized gain on investments	(2,657,130)	(5,685,380)

Total distributions to shareholders	(2,679,210)	(5,720,971)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(5,382,570)	(5,783,374)

Net decrease in net assets	(7,452,521)	(11,950,853)

NET ASSETS:

Beginning of year	22,231,179	34,182,032

End of year (including undistributed net investment loss of $23,937 and undistributed net investment income of $21,987, respectively)	$14,778,658	$22,231,179

The accompanying notes are an integral part of the financial statements.

12

Tax Managed Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$26.41	$33.05	$33.95	$27.69	$24.96

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.04	0.04	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.92	(0.70)	3.73	7.52	2.77

Total from investment operations	0.88	(0.66)	3.77	7.56	2.80

Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.01)	(0.06)	(0.07)
From net realized gain on investments	(3.75)	(5.94)	(4.66)	(1.24)	—

Total distributions to shareholders	(3.78)	(5.98)	(4.67)	(1.30)	(0.07)

Net asset value - End of year	$23.51	$26.41	$33.05	$33.95	$27.69

Net assets - End of year (000’s omitted)	$14,779	$22,231	$34,182	$33,669	$29,776

Total return[2]	4.27%	(1.67%)	12.82%	28.41%	11.28%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.19%)	0.13%	0.11%	0.13%	0.12%
Portfolio turnover	43%	60%	47%	56%	47%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.50%	0.23%	0.13%	0.15%	0.10%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

13

Tax Managed Series

Notes to Financial Statements

1.	Organization

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$2,737,684	$2,470,781	$266,903	$—
Consumer Staples	1,261,794	458,730	803,064	—
Energy	491,397	491,397	—	—
Financials	432,641	432,641	—	—
Health Care	3,383,595	3,216,613	166,982	—
Industrials	454,306	294,663	159,643	—
Information Technology	4,279,524	4,035,702	243,822	—
Materials	858,565	858,565	—	—
Real Estate	320,658	320,658	—	—
Telecommunication Services	289,430	289,430	—	—
Mutual Fund	218,723	218,723	—	—

Total assets	$14,728,317	$13,087,903	$1,640,414	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2015 or October 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

15

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2013 through October 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

16

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 28, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $82,951 for the year ended October 31, 2016, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $7,087,446 and $14,834,532, respectively. There were no purchases or sales of U.S. Government securities.

17

Tax Managed Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Tax Managed Series were:

	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	20,056	$475,378	87,223	$2,406,990
Reinvested	118,732	2,622,782	212,488	5,512,395
Repurchased	(351,982)	(8,480,730)	(492,364)	(13,702,759)

Total	(213,194)	$(5,382,570)	(192,653)	$(5,783,374)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, investments in real estate investment trusts, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2016, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $292,365, decrease Undistributed Net Investment Loss by $8,117, and decrease Accumulated Net Realized Gain on Investments by $300,482. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
Ordinary income	$2,847	$35,591
Long-term capital gains	2,676,363	5,685,380

18

Tax Managed Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At October 31, 2016, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$12,279,068
Unrealized appreciation	2,710,476
Unrealized depreciation	(261,227)

Net unrealized appreciation	$2,449,249

Undistributed long-term capital gains	$1,453,017
Qualified late-year losses[1]	$23,937

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending October 31, 2017.

9.	Subsequent Events

The Board approved the liquidation of the Series, which is expected to occur on or about February 1, 2017. Effective November 18, 2016, the Series was closed to any new investors. Effective December 12, 2016, the Series stopped selling shares to existing shareholders and no longer accepted automatic investments from existing shareholders. Effective, November 22, 2016, the Advisor voluntarily began waiving its management fees.

19

Tax Managed Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, the Board of Directors has approved a plan of liquidation to close the Series.

New York, New York

December 16, 2016

20

Tax Managed Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $178,338 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

The Series designates $1,837,848 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2016.

21

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present)- Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016- present)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present)- The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008)
Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009)- Ithaka Acquisition Corporation (investments); Chairman (2007-2009)- Alsius Corporation (investments); Managing Member (1991-present)- PMSV Holdings LLC(investments); Managing Member (2010-present)- Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Incyte Corp. (biotech)(2000-present)

ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014) HLTH Corp (WebMD)(information)(2000-2010) Cheyne Capital International (investment)(2000-present) GMP Companies (investment)(2000-2011)

Cytos Biotechnology Ltd (biotechnology)(2012-present)

22

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present)-McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization)
(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011)- General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

23

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance
Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016)- Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager
(1997-2011)- Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present)- Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund: Term of Office[1] & Length of Time Served:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary-Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (1992-present) – Manning & Napier Advisors, LLC
Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC and affiliates (2000-present);
Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

Tax Managed Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTAX-10/16-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

U.S. and international equity markets delivered positive returns during the past year. Emerging market equities were the notable outperformers, driven by investors’ search for yield and their increased appetite for riskier assets. Abating unease related to Chinese growth, a relatively stable U.S. dollar, the year-to-date upturn in commodity prices, and increased liquidity amid generally easy policy across the globe also provided tailwinds for emerging market assets. Defensive sectors outperformed cyclicals for most of the period, since defensive securities tend to benefit from low interest rate environments and yield is a big component of total return. But the trend reversed amid a mid-year rotation away from crowded defensive sectors into cyclical stocks, and investors have since shown a preference for growth over yield.

Meanwhile, U.S. and global economic growth continued at a slow pace. Although various asset classes performed positively, the year was punctuated by bouts of market volatility. Ongoing concern regarding the price of oil and other commodities, speculation surrounding the trajectory of global economic growth and central bank policy, and political uncertainty — including the unexpected Brexit vote — fueled investor unease and served as volatility catalysts. Going forward, we anticipate an increased likelihood of further gyrations in financial markets as U.S. and global economic growth continues at a muted pace.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information to be helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

To provide capital growth and manage risk for investors planning to retire (or meet another investment goal) in or around the year indicated in the fund’s name.

The Target Series include eleven distinct mutual funds, each of which is managed to a designated target date. Each Series is strategically allocated to become increasingly conservative as the specified target date approaches. The Target 2050, 2040, 2030, 2020, and Target Income Series were launched on March 28, 2008; the Target 2055, 2045, 2035, 2025 and Target 2015 Series were launched on June 25, 2012; and the Target 2060 Series was launched on September 21, 2015.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2016. The S&P 500 Index gained 4.48% while the Russell 3000 Index earned 4.24%. International equity markets generally delivered modestly positive absolute returns, with the broad MSCI All Country World ex U.S. Index (ACWIxUS) returning 0.22%. Meanwhile, bond markets as represented by the Bloomberg Barclays U.S. Aggregate Bond Index were positive, returning 4.37%. Each of the Target Series delivered positive absolute returns during the one-year period. Though most of the Series underperformed their respective blended benchmarks on a relative basis, the Target 2045 Series Class I as well as the Class I and K of the Target 2050, 2055, and 2060 Series each outperformed relative to their blended benchmarks.

During the past year, each Series’ underweight to longer-dated nominal (i.e., not adjusted for inflation) Treasuries compared to the blended benchmark was a headwind to relative performance. Each Series’ shorter fixed income duration compared to the blended benchmark also challenged relative returns, as U.S. interest rates generally declined, which benefitted longer-duration fixed income securities. Additionally, the Series’ allocation to managed futures provided a headwind to relative performance in each Series that contained exposure to the managed futures strategy (managed futures were removed from each applicable Series during the first quarter of 2016). Stock selection in Materials and Real Estate also challenged relative returns.

Offsetting a portion of the relative performance headwind was the aggregate effect of stock selection, which aided relative returns. This was primarily driven by strong stock selection in Health Care. Each Series’ overweight to Information Technology compared to the blended benchmark aided relative returns as well.

In regard to current portfolio positioning, the equity portion of the Series is concentrated in companies with growth drivers that are not tied to the broad economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt their competitive landscape. We are looking for businesses that are generating growth by creating new markets, expanding existing markets, or simply taking market share from their rivals. The goal is to identify companies trading at attractive valuations relative to their growth potential.

With regard to fixed income, we continue to maintain a sizeable allocation to corporate bonds but remain mindful that we are in the seventh year of economic expansion and valuations are not as compelling as they were previously. High yield bond spreads have tightened since we increased exposure to the sector in August 2015 (narrowing spreads indicate improved confidence in creditworthiness). As a result, we capitalized on market strength and trimmed high yield bond exposure during the third quarter of 2016, using the proceeds to increase our holdings of short- and intermediate-term nominal Treasuries. We also sold some AAA-rated commercial mortgage-backed securities during the third quarter, as valuations had become expensive. The proceeds were used to purchase comparable-duration Agency securities. The portfolios continue to have a notable allocation to Treasury Inflation-Protected Securities (TIPS) as well.

As we look toward 2017, we expect global economic growth to persist at a slow pace. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. The current backdrop suggests muted long-term returns going forward, so we are targeting companies exposed to secular (i.e., long-term) growth trends in an effort to generate above market returns. We continue to anticipate gyrations in equity markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics that Manning & Napier has employed for over 45 years as an active investment manager.

2

Fund Commentary

(unaudited)

Performance	Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Each Manning & Napier Fund, Inc. Target Series is invested in one or two of four proprietary lifestyle funds, the Manning & Napier Fund, Inc. Pro-Blend® Series, based on the Target Series becoming increasingly conservative over time. Because the underlying funds invest in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in target date funds will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk, as the underlying investments change over time. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses. Principal value is not guaranteed at any time, including at the target date (the approximate year when an investor plans to stop contributions and start periodic withdrawals).

3

Performance Update as of October 31, 2016 - Target Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target Income Series - Class K3	2.97%	4.30%	4.56%
Manning & Napier Fund, Inc. - Target Income Series - Class R3	2.69%	4.00%	4.27%
Manning & Napier Fund, Inc. - Target Income Series - Class I3	3.20%	4.55%	4.81%
Standard & Poor’s (S&P) Target Date Retirement Income Index[4]	3.83%	4.92%	4.34%
Income Composite Benchmark[5]	3.36%	4.93%	4.94%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception2 (3/28/08) to present (10/31/16) to the S&P Target Date Retirement Income Index and the Income Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.42% for Class K, 0.67% for Class R and 0.17% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

4

Performance Update as of October 31, 2016 - Target Income Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

5

Performance Update as of October 31, 2016 - Target 2015 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2015 - Class K3	2.58%	5.70%
Manning & Napier Fund, Inc. - Target 2015 - Class R3	2.34%	5.49%
Manning & Napier Fund, Inc. - Target 2015 - Class I3	2.85%	5.99%
S&P Target Date 2015 Index[4]	3.78%	7.17%
2015 Composite Benchmark[5]	3.90%	6.17%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2015 Series - Class K from its inception2 (6/25/12) to present (10/31/16) to the S&P Target Date 2015 Index and the 2015 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.81% for Class K, 2.06% for Class R and 1.56% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45

6

Performance Update as of October 31, 2016 - Target 2015 Series

(unaudited)

developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

7

Performance Update as of October 31, 2016 - Target 2020 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2020 Series - Class K3	2.83%	5.89%	4.73%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R3	2.56%	5.62%	4.44%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I3	2.97%	6.14%	4.98%
S&P Target Date 2020 Index[4]	3.74%	7.42%	5.42%
2020 Composite Benchmark[5]	4.02%	6.73%	5.35%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception2 (3/28/08) to present (10/31/16) to the S&P Target Date 2020 Index and the 2020 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.36% for Class K, 0.61% for Class R and 0.11% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

8

Performance Update as of October 31, 2016 - Target 2020 Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

9

Performance Update as of October 31, 2016 - Target 2025 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2025 Series - Class K3	2.86%	7.57%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R3	2.50%	7.38%
Manning & Napier Fund, Inc. - Target 2025 Series - Class I3	3.04%	7.73%
S&P Target Date 2025 Index[4]	3.70%	8.74%
2025 Composite Benchmark[5]	3.95%	7.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2025 Series - Class K from its inception2 (6/25/12) to present (10/31/16) to the 2025 Composite Benchmark, and S&P Target Date 2025 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.63% for Class K, 0.88% for Class R and 0.38% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

10

Performance Update as of October 31, 2016 - Target 2025 Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

11

Performance Update as of October 31, 2016 - Target 2030 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2030 Series - Class K3	3.12%	7.36%	5.26%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R3	2.97%	7.11%	5.02%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I3	3.38%	7.63%	5.55%
S&P Target Date 2030 Index[4]	3.65%	8.54%	5.69%
2030 Composite Benchmark[5]	3.82%	8.04%	5.55%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series -Class K from its inception2 (3/28/08) to present (10/31/16) to the 2030 Composite Benchmark and S&P Target Date 2030 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.36% for Class K, 0.61% for Class R and 0.11% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

12

Performance Update as of October 31, 2016 - Target 2030 Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

13

Performance Update as of October 31, 2016 - Target 2035 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2035 Series - Class K3	3.22%	9.08%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R3	3.01%	8.88%
Manning & Napier Fund, Inc. - Target 2035 Series - Class I3	3.45%	9.34%
S&P Target Date 2035 Index[4]	3.59%	9.94%
2035 Composite Benchmark[5]	3.70%	8.84%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2035 Series - Class K from its inception2 (6/25/12) to present (10/31/16) to the 2035 Composite Benchmark and S&P Target Date 2035 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America. Performance numbers for the S&P Target Date Index and Target Composite Benchmark are calculated from July 1, 2012.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.73% for Class K, 0.98% for Class R and 0.48% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

14

Performance Update as of October 31, 2016 - Target 2035 Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

15

Performance Update as of October 31, 2016 - Target 2040 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2040 - Class K3	3.24%	8.30%	5.46%
Manning & Napier Fund, Inc. - Target 2040 - Class R3	3.06%	8.03%	5.22%
Manning & Napier Fund, Inc. - Target 2040 - Class I3	3.60%	8.58%	5.75%
S&P Target Date 2040 Index[4]	3.56%	9.29%	5.82%
2040 Composite Benchmark[5]	3.63%	9.35%	5.92%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception2 (3/28/08) to present (10/31/16) to the S&P Target Date 2040 Index and the 2040 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.40% for Class K, 0.65% for Class R and 0.15% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

16

Performance Update as of October 31, 2016 - Target 2040 Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

17

Performance Update as of October 31, 2016 - Target 2045 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2045 - Class K3	3.35%	10.09%
Manning & Napier Fund, Inc. - Target 2045 - Class R3	3.13%	9.79%
Manning & Napier Fund, Inc. - Target 2045 - Class I3	3.67%	10.34%
S&P Target Date 2045 Index[4]	3.52%	10.64%
2045 Composite Benchmark[5]	3.52%	9.64%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2045 Series - Class K from its inception2 (6/25/12) to present (10/31/16) to the S&P Target Date 2045 Index and the 2045 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.19% for Class K 1.44% for Class R and 0.94% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45

18

Performance Update as of October 31, 2016 - Target 2045 Series

(unaudited)

developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

19

Performance Update as of October 31, 2016 - Target 2050 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2050 - Class K3	3.54%	8.66%	5.90%
Manning & Napier Fund, Inc. - Target 2050 - Class R3	3.20%	8.36%	5.63%
Manning & Napier Fund, Inc. - Target 2050 - Class I3	3.71%	8.93%	6.17%
S&P Target Date 2050 Index[4]	3.44%	9.75%	5.89%
2050 Composite Benchmark[5]	3.52%	9.63%	6.08%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception2 (3/28/08) to present (10/31/16) to the S&P Target Date 2050 Index and the 2050 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.67% for Class K, 0.92% for Class R and 0.42% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to February 26, 2010, the indices were rebalanced annually. Historical returns for the S&P Target Date 2050 Index prior to May 31, 2011 (the index launch date) are identical to the returns of the S&P Target Date 2045 Index, the closest dated target date index as of the launch date. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

20

Performance Update as of October 31, 2016 - Target 2050 Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

21

Performance Update as of October 31, 2016 - Target 2055 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2055 - Class K3	3.56%	10.24%
Manning & Napier Fund, Inc. - Target 2055 - Class R3	3.27%	9.85%
Manning & Napier Fund, Inc. - Target 2055 - Class I3	3.78%	10.61%
S&P Target Date 2055 Index[4]	3.40%	11.13%
2055 Composite Benchmark[5]	3.52%	9.64%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2055 Series - Class K from its inception2 (6/25/12) to present (10/31/16) to the S&P Target Date 2055 Index and the 2055 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.74% for Class K, 2.99% for Class R and 2.49% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45

22

Performance Update as of October 31, 2016 - Target 2055 Series

(unaudited)

developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

23

Performance Update as of October 31, 2016 - Target 2060 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2060 - Class K3	3.54%	6.53%
Manning & Napier Fund, Inc. - Target 2060 - Class R3	3.26%	6.26%
Manning & Napier Fund, Inc. - Target 2060 - Class I3	3.81%	6.77%
S&P Target Date 2055+ Index[4]	3.40%	6.85%
2060 Composite Benchmark[5]	3.52%	9.39%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2060 Series - Class K from its inception2 (9/21/15) to present (10/31/16) to the S&P Target Date 2055+ Index and the 2060 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from September 21, 2015, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from October 1, 2015.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 9.67% for Class K, 9.92% for Class R and 9.42% for Class I for the year ended October 31, 2016.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45

24

Performance Update as of October 31, 2016 - Target 2060 Series

(unaudited)

developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

25

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target Income
Actual (Class K)	$1,000.00	$1,021.00	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,018.60	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,020.90	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%
	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2015
Actual (Class K)	$1,000.00	$1,022.80	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,021.60	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,024.80	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

26

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2020
Actual (Class K)	$1,000.00	$1,024.30	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,023.30	$2.80	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,025.30	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%
	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2025
Actual (Class K)	$1,000.00	$1,027.30	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,026.10	$2.80	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,028.40	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%
	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2030
Actual (Class K)	$1,000.00	$1,026.90	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,024.70	$2.80	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,027.70	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

27

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2035
Actual (Class K)	$1,000.00	$1,024.10	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,023.80	$2.80	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,026.00	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%
	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2040
Actual (Class K)	$1,000.00	$1,023.30	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,021.20	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,025.40	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%
	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2045
Actual (Class K)	$1,000.00	$1,020.90	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,020.20	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,021.70	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

28

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2050
Actual (Class K)	$1,000.00	$1,021.30	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,018.60	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,022.30	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%
	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2055
Actual (Class K)	$1,000.00	$1,020.00	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,019.40	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,021.60	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%
	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2060
Actual (Class K)	$1,000.00	$1,020.70	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.63	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,019.40	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.37	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,022.50	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.89	$0.25	0.05%

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

3Assumes 5% annual return before expenses.

29

Portfolio Composition as of October 31, 2016 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

30

Portfolio Composition as of October 31, 2016 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

31

Investment Portfolios - October 31, 2016

TARGET INCOME SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Conservative Term Series - Class I	7,537,283	$77,860,136

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $80,606,324)		77,860,136
LIABILITIES, LESS OTHER ASSETS - 0.0%*		(34,492)

NET ASSETS - 100%		$77,825,644

*Less than (0.1%)

TARGET 2015 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.2%
Manning & Napier Pro-Blend® Conservative Term Series - Class I	144,444	$1,492,103
Manning & Napier Pro-Blend® Moderate Term Series - Class I	515,055	5,253,558

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $6,641,936)		6,745,661
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(12,547)

NET ASSETS - 100%		$6,733,114

TARGET 2020 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	2,717,295	$25,895,822
Manning & Napier Pro-Blend® Moderate Term Series - Class I	10,209,906	104,141,036

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $133,543,318)		130,036,858
LIABILITIES, LESS OTHER ASSETS - 0.0%*		(54,044)

NET ASSETS - 100%		$129,982,814

*Less than (0.1%)

The accompanying notes are an integral part of the financial statements.

32

Investment Portfolios - October 31, 2016

TARGET 2025 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Extended Term Series - Class I	2,367,550	$22,562,748
Manning & Napier Pro-Blend® Moderate Term Series - Class I	773,846	7,893,230

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $30,030,823)		30,455,978
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(20,845)

NET ASSETS - 100%		$30,435,133

TARGET 2030 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	11,875,160	$113,170,271
Manning & Napier Pro-Blend® Maximum Term Series - Class I	2,727,985	27,798,164

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $147,947,137)		140,968,435
LIABILITIES, LESS OTHER ASSETS - 0.0%*		(58,377)

NET ASSETS - 100%		$140,910,058

*Less than (0.1%).

TARGET 2035 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Extended Term Series - Class I	1,463,934	$13,951,289
Manning & Napier Pro-Blend® Maximum Term Series - Class I	1,111,608	11,327,290

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $26,479,452)		25,278,579
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(21,900)

NET ASSETS - 100%		$25,256,679

The accompanying notes are an integral part of the financial statements.

33

Investment Portfolios - October 31, 2016

TARGET 2040 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	2,804,358	$26,725,527
Manning & Napier Pro-Blend® Maximum Term Series - Class I	6,063,335	61,785,384

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $91,126,618)		88,510,911
LIABILITIES, LESS OTHER ASSETS - 0.0%*		(42,735)

NET ASSETS - 100%		$88,468,176

*Less than (0.1%).

TARGET 2045 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Extended Term Series - Class I	75,928	$723,592
Manning & Napier Pro-Blend® Maximum Term Series - Class I	1,311,801	13,367,251

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $14,200,764)		14,090,843
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(18,512)

NET ASSETS - 100%		$14,072,331

TARGET 2050 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	2,969,672	$30,260,955

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $29,875,492)		30,260,955
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(26,311)

NET ASSETS - 100%		$30,234,644

The accompanying notes are an integral part of the financial statements.

34

Investment Portfolios - October 31, 2016

TARGET 2055 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.3%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	559,224	$5,698,492

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $5,630,152)		5,698,492
LIABILITIES, LESS OTHER ASSETS - (0.3%)		(16,975)

NET ASSETS - 100%		$5,681,517

TARGET 2060 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.4%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	160,382	$1,634,290

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $1,512,183)		1,634,290
OTHER ASSETS, LESS LIABILITIES - 0.6%		10,017

NET ASSETS - 100%		$1,644,307

The accompanying notes are an integral part of the financial statements.

35

Statements of Assets and Liabilities

October 31, 2016

	TARGET INCOME	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
ASSETS:

Total investments in Underlying Series:
At value*	$77,860,136	$6,745,661	$130,036,858	$30,455,978	$140,968,435
Receivable from Advisor (Note 3)	499	1,601	—	—	—
Receivable for shares of Underlying Series sold	9,771	294,454	3,130	4,714	—
Receivable for fund shares sold	1,829	8,931	61,757	1,663	45,571
Prepaid expenses	9,142	14,543	9,218	14,736	9,247

TOTAL ASSETS	77,881,377	7,065,190	130,110,963	30,477,091	141,023,253

LIABILITIES:
Accrued distribution and service (Rule 12b-1) fees (Note 3)	14,192	1,061	19,030	3,719	20,338
Accrued management fees (Note 3)	—	—	11,588	3,892	11,657
Accrued fund accounting and administration fees (Note 3)	8,481	8,372	8,317	8,340	8,390
Accrued transfer agent fees (Note 3)	717	234	738	337	1,480
Accrued Chief Compliance Officer service fees (Note 3)	353	353	353	353	353
Accrued Directors’ fees (Note 3)	37	5	55	14	57
Audit fees payable	15,860	15,794	15,802	15,795	15,802
Payable for fund shares repurchased	11,600	303,337	64,386	5,849	841
Custodian fees payable	2,273	2,134	4,105	2,512	4,175
Payable for shares of Underlying Series purchased	—	—	—	—	43,656
Accrued printing and postage	1,998	566	3,561	941	6,233
Other payables and accrued expenses	222	220	214	206	213

TOTAL LIABILITIES	55,733	332,076	128,149	41,958	113,195

TOTAL NET ASSETS	$77,825,644	$6,733,114	$129,982,814	$30,435,133	$140,910,058

NET ASSETS CONSIST OF:
Capital stock	82,884	6,409	148,327	27,648	163,420
Additional paid-in-capital	82,563,969	7,502,609	141,484,611	33,101,423	156,785,453
Undistributed net investment income	76,451	4,188	97,424	19,131	93,068
Accumulated net realized loss on Underlying Series	(2,151,472)	(883,817)	(8,241,088)	(3,138,224)	(9,153,181)
Net unrealized appreciation (depreciation) on Underlying Series	(2,746,188)	103,725	(3,506,460)	425,155	(6,978,702)

TOTAL NET ASSETS	$77,825,644	$6,733,114	$129,982,814	$30,435,133	$140,910,058

Class K
Net Assets	$64,297,462	$3,273,564	$79,236,233	$13,380,634	$79,526,816
Shares Outstanding	6,850,696	312,124	9,053,266	1,214,030	9,254,568
Net Asset Value, Offering Price, and Redemption Price per share	$9.39	$10.49	$8.75	$11.02	$8.59
Class R
Net Assets	$1,148,315	$802,225	$4,552,541	$1,670,983	$7,832,080
Shares Outstanding	123,706	76,330	526,905	151,194	919,889
Net Asset Value, Offering Price, and Redemption Price per share	$9.28	$10.51	$8.64	$11.05	$8.51
Class I
Net Assets	$12,379,867	$2,657,325	$46,194,040	$15,383,516	$53,551,162
Shares Outstanding	1,313,957	252,456	5,252,533	1,399,531	6,167,521
Net Asset Value, Offering Price, and Redemption Price per share	$9.42	$10.53	$8.79	$10.99	$8.68

*At identified cost	$80,606,324	$6,641,936	$133,543,318	$30,030,823	$147,947,137

The accompanying notes are an integral part of the financial statements.

36

Statements of Assets and Liabilities

October 31, 2016

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055	TARGET 2060
ASSETS:

Total investments in Underlying Series:
At value*	$25,278,579	$88,510,911	$14,090,843	$30,260,955	$5,698,492	$1,634,290
Receivable from Advisor (Note 3)	—	—	—	313	—	15,788
Receivable for shares of Underlying Series sold	—	—	2,406	—	127,607	—
Receivable for fund shares sold	4,917	173,386	1,936	21,199	433	8,099
Prepaid expenses	14,378	9,478	14,377	9,634	14,377	19,586

TOTAL ASSETS	25,297,874	88,693,775	14,109,562	30,292,101	5,840,909	1,677,763

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	8,305	8,333	8,257	8,343	8,217	8,307
Accrued management fees (Note 3)	4,430	5,408	2,504	—	3,562	—
Accrued distribution and service (Rule 12b-1) fees (Note 3)	3,513	13,952	2,221	4,208	752	367
Accrued Chief Compliance Officer service fees (Note 3) .	353	353	353	352	353	361
Accrued transfer agent fees (Note 3)	322	848	368	1,105	353	64
Accrued Directors’ fees (Note 3)	12	36	7	13	4	5
Audit fees payable	15,795	15,799	15,794	15,809	15,794	15,851
Payable for fund shares repurchased	4,492	103,119	4,246	9,884	128,041	1,385
Custodian fees payable	2,534	3,260	2,359	1,400	1,243	39
Accrued printing and postage	805	4,338	904	5,192	849	114
Payable for shares of Underlying Series purchased	426	69,940	—	10,940	—	6,714
Other payables and accrued expenses	208	213	218	211	224	249

TOTAL LIABILITIES	41,195	225,599	37,231	57,457	159,392	33,456

TOTAL NET ASSETS	$25,256,679	$88,468,176	$14,072,331	$30,234,644	$5,681,517	$1,644,307

NET ASSETS CONSIST OF:
Capital stock	22,298	101,118	12,039	32,058	4,837	1,541
Additional paid-in-capital	27,874,056	98,950,376	15,222,712	32,904,103	6,054,446	1,512,864
Undistributed net investment income	9,712	42,048	2,372	17,881	686	—
Accumulated net realized gain (loss) on Underlying
Series	(1,448,514)	(8,009,659)	(1,054,871)	(3,104,861)	(446,792)	7,795
Net unrealized appreciation (depreciation) on Underlying
Series	(1,200,873)	(2,615,707)	(109,921)	385,463	68,340	122,107

TOTAL NET ASSETS	$25,256,679	$88,468,176	$14,072,331	$30,234,644	$5,681,517	$1,644,307

Class K
Net Assets	$11,744,793	$55,919,725	$6,792,881	$14,873,790	$2,379,592	$1,406,550
Shares Outstanding	1,038,956	6,406,802	581,266	1,580,782	203,312	131,812
Net Asset Value, Offering Price, and Redemption Price per share	$11.30	$8.73	$11.69	$9.41	$11.70	$10.67
Class R
Net Assets	$2,057,314	$4,653,159	$1,731,107	$2,432,820	$519,181	$181,619
Shares Outstanding	181,558	537,027	149,022	261,484	44,791	17,056
Net Asset Value, Offering Price, and Redemption Price per share	$11.33	$8.66	$11.62	$9.30	$11.59	$10.65
Class I
Net Assets	$11,454,572	$27,895,292	$5,548,343	$12,928,034	$2,782,744	$56,138
Shares Outstanding	1,009,327	3,167,925	473,634	1,363,503	235,626	5,257
Net Asset Value, Offering Price, and Redemption Price per share	$11.35	$8.81	$11.71	$9.48	$11.81	$10.68

*At identified cost	$26,479,452	$91,126,618	$14,200,764	$29,875,492	$5,630,152	$1,512,183

The accompanying notes are an integral part of the financial statements.

37

Statements of Operations

For the Year Ended October 31, 2016

	TARGET INCOME	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
INVESTMENT INCOME:
Income distributions from Underlying Series	$1,882,510	$106,619	$2,160,363	$418,011	$2,043,892

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	162,292	8,257	195,835	30,756	195,387
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	7,395	4,000	29,967	10,550	45,575
Fund accounting and administration fees (Note 3)	50,694	51,464	58,272	47,987	58,948
Directors’ fees (Note 3)	5,983	887	10,059	2,279	10,484
Chief Compliance Officer service fees (Note 3)	3,727	3,727	3,727	3,727	3,727
Transfer agent fees (Note 3)	4,211	1,607	4,834	2,348	9,820
Registration and filing fees	32,907	24,024	30,358	23,296	28,994
Audit fees	25,585	19,503	19,924	19,567	19,919
Custodian fees	5,296	4,249	9,717	5,195	9,841
Printing and postage fees	2,097	2,342	12,409	4,390	22,550
Miscellaneous	7,882	4,767	7,569	4,724	7,606

Total Expenses	308,069	124,827	382,671	154,819	412,851
Less reduction of expenses (Note 3)	(96,648)	(108,953)	(83,967)	(98,649)	(94,732)

Net Expenses	211,421	15,874	298,704	56,170	318,119

NET INVESTMENT INCOME	1,671,089	90,745	1,861,659	361,841	1,725,773

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized loss on Underlying Series	(1,950,268)	(702,369)	(8,267,474)	(3,094,830)	(11,760,790)
Distributions of realized gains from Underlying Series	—	29,656	1,398,360	674,326	3,660,337
Net change in unrealized appreciation (depreciation) on Underlying Series	2,394,966	698,809	8,448,277	3,035,783	10,871,121

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	444,698	26,096	1,579,163	615,279	2,770,668

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,115,787	$116,841	$3,440,822	$977,120	$4,496,441

The accompanying notes are an integral part of the financial statements.

38

Statements of Operations

For the Year Ended October 31, 2016

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055	TARGET 2060
INVESTMENT INCOME:
Income distributions from Underlying Series	$241,734	$897,980	$77,735	$233,060	$26,576	$4,589

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	25,556	133,071	13,257	35,693	3,831	2,164
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	12,492	23,722	8,500	11,617	2,392	559
Fund accounting and administration fees (Note 3)	47,318	54,037	46,198	48,832	45,546	48,994
Chief Compliance Officer service fees (Note 3)	3,727	3,727	3,727	3,727	3,727	3,719
Transfer agent fees (Note 3)	2,111	5,515	2,398	7,315	2,430	466
Directors’ fees (Note 3)	1,861	6,592	1,124	2,461	655	471
Registration and filing fees	23,251	29,147	23,827	27,682	24,028	17,550
Audit fees	19,547	19,745	19,510	20,308	19,490	19,538
Custodian fees	5,421	7,509	4,617	2,943	2,505	—
Printing and postage fees	3,346	13,902	3,366	15,685	3,392	1,229
Miscellaneous	4,859	6,617	4,903	5,423	4,938	5,060

Total Expenses	149,489	303,584	131,427	181,686	112,934	99,750
Less reduction of expenses (Note 3)	(99,785)	(98,957)	(103,827)	(118,477)	(104,572)	(96,512)

Net Expenses	49,704	204,627	27,600	63,209	8,362	3,238

NET INVESTMENT INCOME	192,030	693,353	50,135	169,851	18,214	1,351

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	(1,120,019)	(8,297,269)	(819,492)	(2,957,734)	(263,082)	4,565
Distributions of realized gains from Underlying Series	465,095	2,016,154	185,038	613,752	63,005	3,288
Net change in unrealized appreciation (depreciation) on Underlying Series	1,273,030	8,501,568	1,068,995	3,227,687	360,723	116,616

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	618,106	2,220,453	434,541	883,705	160,646	124,469

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$810,136	$2,913,806	$484,676	$1,053,556	$178,860	$125,820

The accompanying notes are an integral part of the financial statements.

39

Statements of Changes in Net Assets

	TARGET INCOME FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	TARGET 2015 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,671,089	$1,174,075	$90,745	$115,679
Net realized gain (loss) on Underlying Series	(1,950,268)	327,062	(702,369)	(354,202)
Distributions of realized gains from Underlying Series	—	4,306,403	29,656	852,222
Net change in unrealized appreciation (depreciation) on Underlying Series	2,394,966	(6,081,504)	698,809	(763,903)

Net increase (decrease) from operations	2,115,787	(273,964)	116,841	(150,204)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class K)	(1,177,084)	(1,346,562)	(36,105)	(74,230)
From net investment income (Class R)	(29,658)	(278,571)	(7,147)	(31,804)
From net investment income (Class I)	(439,125)	(368,537)	(49,708)	(129,353)
From net realized gain on investments (Class K)	(2,870,405)	(3,365,065)	(238,125)	(102,766)
From net realized gain on investments (Class R)	(90,931)	(851,245)	(59,085)	(52,006)
From net realized gain on investments (Class I)	(1,015,587)	(818,325)	(289,064)	(159,729)

Total distributions to shareholders	(5,622,790)	(7,028,305)	(679,234)	(549,888)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(14,457,731)	25,635,184	(2,171,713)	595,483

Net increase (decrease) in net assets	(17,964,734)	18,332,915	(2,734,106)	(104,609)

NET ASSETS:

Beginning of year	95,790,378	77,457,463	9,467,220	9,571,829

End of year[1]	$77,825,644	$95,790,378	$6,733,114	$9,467,220

[1] Including undistributed net investment income:	$76,451	$51,139	$4,188	$6,457

The accompanying notes are an integral part of the financial statements.

40

Statements of Changes in Net Assets

	TARGET 2020 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	TARGET 2025 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	TARGET 2030 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,861,659	$2,188,348	$361,841	$334,757	$1,725,773	$2,130,691
Net realized loss on Underlying Series	(8,267,474)	(3,111,100)	(3,094,830)	(973,443)	(11,760,790)	(461,557)
Distributions of realized gains from Underlying Series	1,398,360	18,962,248	674,326	3,129,155	3,660,337	28,133,734
Net change in unrealized appreciation (depreciation) on Underlying Series	8,448,277	(21,261,309)	3,035,783	(3,130,833)	10,871,121	(33,119,207)

Net increase (decrease) from operations	3,440,822	(3,221,813)	977,120	(640,364)	4,496,441	(3,316,339)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(859,530)	(2,505,775)	(134,175)	(297,449)	(760,569)	(4,570,890)
From net investment income (Class R)	(59,142)	(500,611)	(18,283)	(109,978)	(73,121)	(735,285)
From net investment income (Class I)	(956,387)	(2,125,424)	(212,332)	(477,523)	(914,051)	(2,871,200)
From net realized gain on investments (Class K)	(6,912,732)	(7,356,511)	(918,204)	(326,846)	(10,610,704)	(11,306,421)
From net realized gain on investments (Class R)	(656,604)	(1,722,295)	(162,864)	(140,351)	(1,437,863)	(1,986,960)
From net realized gain on investments (Class I)	(6,366,878)	(5,519,527)	(1,221,422)	(488,200)	(10,036,065)	(6,424,281)

Total distributions to shareholders	(15,811,273)	(19,730,143)	(2,667,280)	(1,840,347)	(23,832,373)	(27,895,037)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(20,792,232)	6,496,480	2,590,046	7,669,888	(5,908,398)	(391,486)

Net increase (decrease) in net assets	(33,162,683)	(16,455,476)	899,886	5,189,177	(25,244,330)	(31,602,862)

NET ASSETS:

Beginning of year	163,145,497	179,600,973	29,535,247	24,346,070	166,154,388	197,757,250

End of year[1]	$129,982,814	$163,145,497	$30,435,133	$29,535,247	$140,910,058	$166,154,388

[1] Including undistributed net investment income:	$97,424	$110,360	$19,131	$22,257	$93,068	$115,962

The accompanying notes are an integral part of the financial statements.

41

Statements of Changes in Net Assets

	TARGET 2035 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	TARGET 2040 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	TARGET 2045 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$192,030	$206,341	$693,353	$982,885	$50,135	$63,984
Net realized loss on Underlying Series	(1,120,019)	(805,034)	(8,297,269)	(1,382,593)	(819,492)	(377,628)
Distributions of realized gains from Underlying Series	465,095	2,943,470	2,016,154	20,893,461	185,038	1,408,794
Net change in unrealized appreciation (depreciation) on Underlying Series	1,273,030	(2,867,926)	8,501,568	(22,351,962)	1,068,995	(1,330,359)

Net increase (decrease) from operations	810,136	(523,149)	2,913,806	(1,858,209)	484,676	(235,209)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(75,719)	(329,120)	(321,268)	(4,088,810)	(18,391)	(156,127)
From net investment income (Class R)	(12,767)	(120,541)	(16,732)	(488,750)	(3,973)	(91,933)
From net investment income (Class I)	(108,923)	(472,419)	(374,152)	(2,080,865)	(30,663)	(220,609)
From net realized gain on investments (Class K)	(911,580)	(274,022)	(8,092,254)	(10,306,151)	(375,447)	(117,251)
From net realized gain on investments (Class R)	(233,282)	(108,826)	(775,713)	(1,318,271)	(169,076)	(73,722)
From net realized gain on investments (Class I)	(1,053,646)	(371,000)	(6,693,299)	(4,840,432)	(455,910)	(157,365)

Total distributions to shareholders	(2,395,917)	(1,675,928)	(16,273,418)	(23,123,279)	(1,053,460)	(817,007)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	4,533,222	6,731,366	1,118,466	(1,385,064)	4,703,817	3,229,422

Net increase (decrease) in net assets	2,947,441	4,532,289	(12,241,146)	(26,366,552)	4,135,033	2,177,206

NET ASSETS:

Beginning of year	22,309,238	17,776,949	100,709,322	127,075,874	9,937,298	7,760,092

End of year[1]	$25,256,679	$22,309,238	$88,468,176	$100,709,322	$14,072,331	$9,937,298

[1] Including undistributed net investment income:	$9,712	$15,091	$42,048	$57,305	$2,372	$5,264

The accompanying notes are an integral part of the financial statements.

42

Statements of Changes in Net Assets

	TARGET 2050 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	TARGET 2055 FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	TARGET 2060 FOR THE YEAR ENDED 10/31/16	FOR THE PERIOD 9/21/15[1] TO 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$169,851	$346,546	$18,214	$21,660	$1,351	$(50)
Net realized gain (loss) on Underlying Series	(2,957,734)	(2,322,553)	(263,082)	(295,606)	4,565	11
Distributions of realized gains from Underlying Series	613,752	10,884,743	63,005	542,597	3,288	—
Net change in unrealized appreciation (depreciation) on Underlying Series	3,227,687	(9,156,768)	360,723	(313,271)	116,616	5,491

Net increase (decrease) from operations	1,053,556	(248,032)	178,860	(44,620)	125,820	5,452

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(59,486)	(2,509,188)	(5,175)	(98,964)	(841)	—
From net investment income (Class R)	(3,714)	(260,575)	(988)	(26,485)	(231)	—
From net investment income (Class I)	(108,099)	(742,815)	(12,933)	(53,400)	(303)	—
From net realized gain on investments (Class K)	(2,778,003)	(5,037,375)	(100,952)	(51,648)	—	—
From net realized gain on investments (Class R)	(407,411)	(541,441)	(39,465)	(14,363)	—	—
From net realized gain on investments (Class I)	(2,969,532)	(1,368,611)	(162,891)	(25,481)	—	—

Total distributions to shareholders	(6,326,245)	(10,460,005)	(322,404)	(270,341)	(1,375)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	2,460,812	(20,993,216)	2,616,602	359,064	1,360,441	153,969

Net increase (decrease) in net assets	(2,811,877)	(31,701,253)	2,473,058	44,103	1,484,886	159,421

NET ASSETS:

Beginning of period	33,046,521	64,747,774	3,208,459	3,164,356	159,421	—

End of period[2]	$30,234,644	$33,046,521	$5,681,517	$3,208,459	$1,644,307	$159,421

[1] Commencement of operations.
[2] Including undistributed net investment income:	$17,881	$12,013	$686	$1,561	$—	$—

The accompanying notes are an integral part of the financial statements.

43

Financial Highlights

TARGET INCOME SERIES CLASS K	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.72	$10.84	$11.00	$10.86	$10.86

Income (loss) from investment operations:
Net investment income[1,2]	0.17	0.15	0.18	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.09	(0.29)	0.37	0.63	0.48

Total from investment operations	0.26	(0.14)	0.55	0.81	0.70

Less distributions to shareholders:
From net investment income	(0.17)	(0.28)	(0.29)	(0.24)	(0.25)
From net realized gain on investments	(0.42)	(0.70)	(0.42)	(0.43)	(0.45)

Total distributions to shareholders	(0.59)	(0.98)	(0.71)	(0.67)	(0.70)

Net asset value - End of year	$9.39	$9.72	$10.84	$11.00	$10.86

Net assets - End of year (000’s omitted)	$64,297	$67,322	$52,442	$47,676	$45,926

Total return[3]	2.97%	(1.38%)	5.35%	7.83%	6.98%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[5]	0.30%[4]	0.30%[4]	0.30%[5]
Net investment income[2]	1.84%	1.54%	1.63%	1.69%	2.07%
Series portfolio turnover[6]	6%	16%	15%	14%	16%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.12%[4]	0.16%[5]	0.12%[4]	0.16%[4]	0.20%[5]
TARGET INCOME SERIES CLASS R	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year): Net asset value - Beginning of year	$9.61	$10.71	$10.89	$10.76	$10.77

Income (loss) from investment operations:
Net investment income[1,2]	0.19	0.21	0.15	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.04	(0.38)	0.36	0.70	0.58

Total from investment operations	0.23	(0.17)	0.51	0.77	0.67

Less distributions to shareholders:
From net investment income	(0.14)	(0.23)	(0.27)	(0.21)	(0.23)
From net realized gain on investments	(0.42)	(0.70)	(0.42)	(0.43)	(0.45)

Total distributions to shareholders	(0.56)	(0.93)	(0.69)	(0.64)	(0.68)

Net asset value - End of year	$9.28	$9.61	$10.71	$10.89	$10.76

Net assets - End of year (000’s omitted)	$1,148	$2,468	$13,406	$13,475	$3,853

Total return[3]	2.69%	(1.70%)	5.00%	7.52%	6.77%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[4]	0.55%[4]	0.55%[5]
Net investment income[2]	2.07%	2.05%	1.40%	0.66%	0.84%
Series portfolio turnover[6]	6%	16%	15%	14%	16%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.12%[4]	0.16%[5]	0.12%[4]	0.14%[4]	0.20%[5]
1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

6Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

44

Financial Highlights

TARGET INCOME SERIES CLASS I	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.75	$10.88	$11.04	$10.90	$10.89

Income (loss) from investment operations:
Net investment income[1,2]	0.24	0.16	0.21	0.19	0.24
Net realized and unrealized gain (loss) on investments	0.04	(0.28)	0.37	0.65	0.50

Total from investment operations	0.28	(0.12)	0.58	0.84	0.74

Less distributions to shareholders:
From net investment income	(0.19)	(0.31)	(0.32)	(0.27)	(0.28)
From net realized gain on investments	(0.42)	(0.70)	(0.42)	(0.43)	(0.45)

Total distributions to shareholders	(0.61)	(1.01)	(0.74)	(0.70)	(0.73)

Net asset value - End of year	$9.42	$9.75	$10.88	$11.04	$10.90

Net assets - End of year (000’s omitted)	$12,380	$26,000	$11,610	$11,271	$6,300

Total return[3]	3.20%	(1.21%)	5.59%	8.09%	7.34%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[4]	0.05%[4]	0.05%[5]
Net investment income[2]	2.61%	1.65%	1.92%	1.76%	2.30%
Series portfolio turnover[6]	6%	16%	15%	14%	16%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.12%[4]	0.16%[5]	0.12%[4]	0.16%[4]	0.20%[5]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

6Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

45

Financial Highlights

TARGET 2015 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.17	$12.07	$11.79	$10.59		$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.11	0.12	0.10	0.15		(0.01)
Net realized and unrealized gain (loss) on investments	0.13	(0.35)	0.53	1.25		0.60

Total from investment operations	0.24	(0.23)	0.63	1.40		0.59

Less distributions to shareholders:
From net investment income	(0.12)	(0.28)	(0.26)	(0.20)		—
From net realized gain on investments	(0.80)	(0.39)	(0.09)	—		—

Total distributions to shareholders	(0.92)	(0.67)	(0.35)	(0.20)		—

Net asset value - End of period	$10.49	$11.17	$12.07	$11.79		$10.59

Net assets - End of period (000’s omitted)	$3,274	$3,500	$3,200	$1,019		$1,498 [4]

Total return[5]	2.58%	(2.04%)	5.45%	13.45%		5.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[8]	0.30%[8]		0.30%[9,10]
Net investment income (loss)[3]	1.09%	1.01%	0.80%	1.34%		(0.30%)[9]
Series portfolio turnover[11]	49%	46%	46%	50%		— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	1.51%[6]	1.14%[7]	1.41%[8]	6.06%[8]		9,646%[9,10,13]
TARGET 2015 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.19	$12.09	$11.81	$10.59		$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.09	0.12	0.07	0.01		(0.02)
Net realized and unrealized gain (loss) on investments	0.13	(0.39)	0.53	1.39		0.61

Total from investment operations	0.22	(0.27)	0.60	1.40		0.59

Less distributions to shareholders:
From net investment income	(0.10)	(0.24)	(0.23)	(0.18)	—
From net realized gain on investments	(0.80)	(0.39)	(0.09)	—	—

Total distributions to shareholders	(0.90)	(0.63)	(0.32)	(0.18)	—

Net asset value - End of period	$10.51	$11.19	$12.09	$11.81		$10.59

Net assets - End of period (000’s omitted)	$802	$839	$1,587	$1,015		$106 [4]

Total return[5]	2.34%	(2.37%)	5.22%	13.36%		5.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[7]	0.55%[8]	0.55%[8]		0.55%[9,10]
Net investment income (loss)[3]	0.86%	1.07%	0.60%	0.11%		(0.55%)[9]
Series portfolio turnover[11]	49%	46%	46%	50%	—	[12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.51%[6]	1.14%[7]	1.47%[8]	3.45%[8]		10,644%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

46

Financial Highlights

TARGET 2015 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.21	$12.11	$11.83	$10.61	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.16	0.15	0.14	0.11	— [4]
Net realized and unrealized gain (loss) on investments	0.11	(0.35)	0.51	1.32	0.61

Total from investment operations	0.27	(0.20)	0.65	1.43	0.61

Less distributions to shareholders:
From net investment income	(0.15)	(0.31)	(0.28)	(0.21)	—
From net realized gain on investments	(0.80)	(0.39)	(0.09)	—	—

Total distributions to shareholders	(0.95)	(0.70)	(0.37)	(0.21)	—

Net asset value - End of period	$10.53	$11.21	$12.11	$11.83	$10.61

Net assets - End of period (000’s omitted)	$2,657	$5,129	$4,785	$3,619	$209 [5]

Total return[6]	2.85%	(1.78%)	5.67%	13.71%	6.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[8]	0.05%[9]	0.05%[9]	0.05%[10,11]
Net investment income (loss)[3]	1.53%	1.28%	1.12%	1.01%	(0.05%)[10]
Series portfolio turnover[12]	49%	46%	46%	50%	— [13]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.51%[7]	1.14%[8]	1.46%[9]	4.09%[9]	9,682%[10,11,14]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

10Annualized.

11Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

12Reflects activity of the Series and does not include the activity of the Underlying Series.

13Less than 1%.

14The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

TARGET 2020 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14		10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.45	$10.77	$10.79		$9.89	$10.12

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.11	0.11		0.12	0.17
Net realized and unrealized gain (loss) on investments	0.12	(0.33)	0.51		1.33	0.54

Total from investment operations	0.21	(0.22)	0.62		1.45	0.71

Less distributions to shareholders:
From net investment income	(0.10)	(0.28)	(0.25)		(0.20)	(0.21)
From net realized gain on investments	(0.81)	(0.82)	(0.39)		(0.35)	(0.73)

Total distributions to shareholders	(0.91)	(1.10)	(0.64)		(0.55)	(0.94)

Net asset value - End of year	$8.75	$9.45	$10.77		$10.79	$9.89

Net assets - End of year (000’s omitted)	$79,236	$80,006	$95,364		$82,841	$67,039

Total return[3]	2.83%	(2.24%)	6.14%		15.43%	8.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[5]	0.30%[6]		0.30%[6]	0.30%[4]
Net investment income[2]	1.08%	1.17%	1.06%		1.20%	1.72%
Series portfolio turnover[7]	16%	42%	37%		19%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.06%[4]	0.04%[5]	0.03	% [6]	0.05%[6]	0.08%[4]
TARGET 2020 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14		10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.34	$10.60	$10.66		$9.78	$10.02

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.12	0.09		0.09	0.14
Net realized and unrealized gain (loss) on investments	0.09	(0.32)	0.47		1.32	0.54

Total from investment operations	0.18	(0.20)	0.56		1.41	0.68

Less distributions to shareholders:
From net investment income	(0.07)	(0.24)	(0.23)		(0.18)	(0.19)
From net realized gain on investments	(0.81)	(0.82)	(0.39)		(0.35)	(0.73)

Total distributions to shareholders	(0.88)	(1.06)	(0.62)		(0.53)	(0.92)

Net asset value - End of year	$8.64	$9.34	$10.60		$10.66	$9.78

Net assets - End of year (000’s omitted)	$4,553	$8,193	$22,564		$30,393	$19,150

Total return[3]	2.56%	(2.13%)	5.55%		15.07%	7.82%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[6]		0.55%[6]	0.55%[4]
Net investment income[2]	1.04%	1.24%	0.83%		0.85%	1.47%
Series portfolio turnover[7]	16%	42%	37%		19%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.06%[4]	0.04%[5]	0.03%[6]		0.05%[6]	0.08%[4]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

48

Financial Highlights

TARGET 2020 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.50	$10.81	$10.83	$9.93	$10.16

Income (loss) from investment operations:
Net investment income[1,2]	0.13	0.13	0.16	0.14	0.20
Net realized and unrealized gain (loss) on investments	0.09	(0.31)	0.49	1.34	0.54

Total from investment operations	0.22	(0.18)	0.65	1.48	0.74

Less distributions to shareholders:
From net investment income	(0.12)	(0.31)	(0.28)	(0.23)	(0.24)
From net realized gain on investments	(0.81)	(0.82)	(0.39)	(0.35)	(0.73)

Total distributions to shareholders	(0.93)	(1.13)	(0.67)	(0.58)	(0.97)

Net asset value - End of year	$8.79	$9.50	$10.81	$10.83	$9.93

Net assets - End of year (000’s omitted)	$46,194	$74,947	$61,673	$70,556	$39,523

Total return[3]	2.97%	(1.87%)	6.37%	15.65%	8.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[6]	0.05%[4]
Net investment income[2]	1.55%	1.33%	1.48%	1.34%	2.10%
Series portfolio turnover[7]	16%	42%	37%	19%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.06%[4]	0.04%[5]	0.03%[6]	0.05%[6]	0.08%[4]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

TARGET 2025 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.82	$13.01	$12.50	$10.77	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.12	0.12	0.09	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.15	(0.40)	0.80	1.85	0.78

Total from investment operations	0.27	(0.28)	0.89	1.94	0.77

Less distributions to shareholders:
From net investment income	(0.13)	(0.43)	(0.34)	(0.21)	—
From net realized gain on investments	(0.94)	(0.48)	(0.04)	—	—

Total distributions to shareholders	(1.07)	(0.91)	(0.38)	(0.21)	—

Net asset value - End of period	$11.02	$11.82	$13.01	$12.50	$10.77

Net assets - End of period (000’s omitted)	$13,381	$11,896	$7,501	$710	$47,648 [4]

Total return[5]	2.86%	(2.31%)	7.28%	18.32%	7.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[8]	0.30%[8]	0.30%[9,10]
Net investment income (loss)[3]	1.08%	1.01%	0.66%	0.80%	(0.30%)[9]
Series portfolio turnover[11]	51%	27%	30%	22%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.33%[6]	0.39%[7]	0.59%[8]	10.70%[8]	259%[9,10,13]
TARGET 2025 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.86	$13.02	$12.53	$10.75	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.09	0.13	0.10	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.14	(0.43)	0.75	1.98	0.77

Total from investment operations	0.23	(0.30)	0.85	1.97	0.75

Less distributions to shareholders:
From net investment income	(0.10)	(0.38)	(0.32)	(0.19)	—
From net realized gain on investments	(0.94)	(0.48)	(0.04)	—	—

Total distributions to shareholders	(1.04)	(0.86)	(0.36)	(0.19)	—

Net asset value - End of period	$11.05	$11.86	$13.02	$12.53	$10.75

Net assets - End of period (000’s omitted)	$1,671	$2,101	$3,799	$1,540	$108 [4]

Total return[5]	2.50%	(2.44%)	6.93%	18.61%	7.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[7]	0.55%[8]	0.55%[8]	0.55%[9,10]
Net investment income (loss)[3]	0.87%	1.07%	0.75%	(0.10%)	(0.55%)[9]
Series portfolio turnover[11]	51%	27%	30%	22%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.33%[6]	0.39%[7]	0.62%[8]	1.75%[8]	3,129%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

50

Financial Highlights

TARGET 2025 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.80	$12.98	$12.47	$10.77	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.15	0.16	0.16	0.12	— [4]
Net realized and unrealized gain (loss) on investments	0.14	(0.40)	0.75	1.81	0.77

Total from investment operations	0.29	(0.24)	0.91	1.93	0.77

Less distributions to shareholders:
From net investment income	(0.16)	(0.46)	(0.36)	(0.23)	—
From net realized gain on investments	(0.94)	(0.48)	(0.04)	—	—

Total distributions to shareholders	(1.10)	(0.94)	(0.40)	(0.23)	—

Net asset value - End of period	$10.99	$11.80	$12.98	$12.47	$10.77

Net assets - End of period (000’s omitted)	$15,384	$15,539	$13,046	$9,373	$211 [5]

Total return[6]	3.04%	(2.00%)	7.51%	18.26%	7.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[8]	0.05%[9]	0.05%[9]	0.05%[10,11]
Net investment income (loss)[3]	1.38%	1.29%	1.22%	1.03%	(0.05%)[10]
Series portfolio turnover[12]	51%	27%	30%	22%	— [13]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.33%[7]	0.39%[8]	0.64%[9]	1.43%[9]	1,967%[10,11,14]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

10Annualized.

11Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

12Reflects activity of the Series and does not include the activity of the Underlying Series.

13Less than 1%.

14The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

51

Financial Highlights

TARGET 2030 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.78	$11.52	$11.40	$9.94	$10.02

Income (loss) from investment operations:
Net investment income[1,2]	0.08	0.11	0.10	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.13	(0.34)	0.73	1.86	0.66

Total from investment operations	0.21	(0.23)	0.83	1.96	0.80

Less distributions to shareholders:
From net investment income	(0.09)	(0.44)	(0.35)	(0.15)	(0.17)
From net realized gain on investments	(1.31)	(1.07)	(0.36)	(0.35)	(0.71)

Total distributions to shareholders	(1.40)	(1.51)	(0.71)	(0.50)	(0.88)

Net asset value - End of year	$8.59	$9.78	$11.52	$11.40	$9.94

Net assets - End of year (000’s omitted)	$79,527	$79,169	$118,788	$91,676	$67,510

Total return[3]	3.12%	(2.33%)	7.67%	20.56%	9.12%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[6]
Net investment income[2]	0.94%	1.11%	0.87%	0.90%	1.50%
Series portfolio turnover[7]	22%	38%	27%	9%	62%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.06%[4]	0.04%[4]	0.03%[5]	0.05%[5]	0.09%[6]
TARGET 2030 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.70	$11.37	$11.31	$9.87	$9.96

Income (loss) from investment operations:
Net investment income[1,2]	0.07	0.10	0.07	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.12	(0.30)	0.67	1.85	0.68

Total from investment operations	0.19	(0.20)	0.74	1.92	0.77

Less distributions to shareholders:
From net investment income	(0.07)	(0.40)	(0.32)	(0.13)	(0.15)
From net realized gain on investments	(1.31)	(1.07)	(0.36)	(0.35)	(0.71)

Total distributions to shareholders	(1.38)	(1.47)	(0.68)	(0.48)	(0.86)

Net asset value - End of year	$8.51	$9.70	$11.37	$11.31	$9.87

Net assets - End of year (000’s omitted)	$7,832	$11,115	$20,894	$28,034	$18,759

Total return[3]	2.85%	(2.11%)	6.90%	20.19%	8.84%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]
Net investment income[2]	0.84%	0.95%	0.62%	0.63%	0.94%
Series portfolio turnover[7]	22%	38%	27%	9%	62%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amounts:

	0.06%[4]	0.04%[4]	0.03%[5]	0.05%[5]	0.09%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

52

Financial Highlights

TARGET 2030 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.87	$11.61	$11.48	$10.01	$10.09

Income (loss) from investment operations:
Net investment income[1,2]	0.12	0.12	0.14	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.11	(0.32)	0.73	1.88	0.65

Total from investment operations	0.23	(0.20)	0.87	2.00	0.82

Less distributions to shareholders:
From net investment income	(0.11)	(0.47)	(0.38)	(0.18)	(0.19)
From net realized gain on investments	(1.31)	(1.07)	(0.36)	(0.35)	(0.71)

Total distributions to shareholders	(1.42)	(1.54)	(0.74)	(0.53)	(0.90)

Net asset value - End of year	$8.68	$9.87	$11.61	$11.48	$10.01

Net assets - End of year (000’s omitted)	$53,551	$75,870	$58,075	$63,662	$37,832

Total return[3]	3.38%	(2.02%)	7.95%	20.81%	9.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]
Net investment income[2]	1.36%	1.22%	1.23%	1.14%	1.78%
Series portfolio turnover[7]	22%	38%	27%	9%	62%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.06%[4]	0.04%[4]	0.03%[5]	0.05%[5]	0.09%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

53

Financial Highlights

TARGET 2035 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.32	$13.71	$13.22	$10.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.08	0.11	0.06	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	0.21	(0.38)	0.99	2.35	0.93 [4]

Total from investment operations	0.29	(0.27)	1.05	2.43	0.92

Less distributions to shareholders:
From net investment income	(0.10)	(0.61)	(0.46)	(0.13)	—
From net realized gain on investments	(1.21)	(0.51)	(0.10)	—	—

Total distributions to shareholders	(1.31)	(1.12)	(0.56)	(0.13)	—

Net asset value - End of period	$11.30	$12.32	$13.71	$13.22	$10.92

Net assets - End of period (000’s omitted)	$11,745	$8,979	$5,378	$465	$15,034 [5]

Total return[6]	3.13%	(2.20%)	8.17%	22.42%	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[7]	0.30%[7]	0.30%[8]	0.30%[8]	0.30%[9,10]
Net investment income (loss)[3]	0.71%	0.86%	0.44%	0.66%	(0.30%)[9]
Series portfolio turnover[11]	22%	26%	24%	18%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.43%[7]	0.52%[7]	0.83%[8]	9.70%[8]	4,581%[9,10,13]
TARGET 2035 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.34	$13.72	$13.25	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.06	0.08	0.07	— [14]	(0.02)
Net realized and unrealized gain (loss) on investments	0.21	(0.38)	0.93	2.44	0.93 [4]

Total from investment operations	0.27	(0.30)	1.00	2.44	0.91

Less distributions to shareholders:
From net investment income	(0.07)	(0.57)	(0.43)	(0.10)	—
From net realized gain on investments	(1.21)	(0.51)	(0.10)	—	—

Total distributions to shareholders	(1.28)	(1.08)	(0.53)	(0.10)	—

Net asset value - End of period	$11.33	$12.34	$13.72	$13.25	$10.91

Net assets - End of period (000’s omitted)	$2,057	$2,337	$2,911	$1,172	$109 [5]

Total return[6]	2.92%	(2.44%)	7.82%	22.50%	9.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[7]	0.55%[7]	0.55%[8]	0.55%[8]	0.55%[9,10]
Net investment income (loss)[3]	0.50%	0.66%	0.49%	0.17%	(0.55%)[9]
Series portfolio turnover[11]	22%	26%	24%	18%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.43%[7]	0.52%[7]	0.88%[8]	2.38%[8]	9,077%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

14Less than $0.01.

The accompanying notes are an integral part of the financial statements.

54

Financial Highlights

TARGET 2035 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.36	$13.75	$13.25	$10.92	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.11	0.14	0.12	0.09	—	[4]
Net realized and unrealized gain (loss) on investments	0.21	(0.38)	0.96	2.38	0.92	[5]

Total from investment operations	0.32	(0.24)	1.08	2.47	0.92

Less distributions to shareholders:
From net investment income	(0.12)	(0.64)	(0.48)	(0.14)	—
From net realized gain on investments	(1.21)	(0.51)	(0.10)	—	—

Total distributions to shareholders	(1.33)	(1.15)	(0.58)	(0.14)	—

Net asset value - End of period	$11.35	$12.36	$13.75	$13.25	$10.92

Net assets - End of period (000’s omitted)	$11,455	$10,993	$9,487	$6,322	$213	[6]

Total return[7]	3.45%	(1.98%)	8.43%	22.81%	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[8]	0.05%[8]	0.05%[9]	0.05%[9]	0.05%[10,11]
Net investment income (loss)[3]	1.01%	1.07%	0.88%	0.75%	(0.05%)[10]
Series portfolio turnover[12]	22%	26%	24%	18%	—	[13]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.43%[8]	0.52%[8]	0.91%[9]	2.40%[9]	7,930%[10,11,14]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

6Represents the whole number without rounding to the 000s.

7Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

10Annualized.

11Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

12Reflects activity of the Series and does not include the activity of the Underlying Series.

13Less than 1%.

14The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

55

Financial Highlights

TARGET 2040 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.13	$12.50	$12.47	$10.29	$10.10

Income (loss) from investment operations:
Net investment income[1,2]	0.05	0.09	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.16	(0.32)	0.94	2.43	0.74

Total from investment operations	0.21	(0.23)	1.01	2.49	0.81

Less distributions to shareholders:
From net investment income	(0.06)	(0.61)	(0.48)	(0.07)	(0.08)
From net realized gain on investments	(1.55)	(1.53)	(0.50)	(0.24)	(0.54)

Total distributions to shareholders	(1.61)	(2.14)	(0.98)	(0.31)	(0.62)

Net asset value - End of year	$8.73	$10.13	$12.50	$12.47	$10.29

Net assets - End of year (000’s omitted)	$55,920	$51,931	$83,655	$67,576	$51,273

Total return[3]	3.24%	(2.30%)	8.61%	24.81%	8.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[6]
Net investment income[2]	0.57%	0.80%	0.54%	0.49%	0.70%
Series portfolio turnover[7]	26%	45%	22%	13%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.10%[4]	0.08%[4]	0.06%[5]	0.09%[5]	0.14%[6]
TARGET 2040 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.06	$12.33	$12.39	$10.22	$10.04

Income (loss) from investment operations:
Net investment income[1,2]	0.03	0.07	0.03	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.15	(0.24)	0.86	2.42	0.73

Total from investment operations	0.18	(0.17)	0.89	2.44	0.78

Less distributions to shareholders:
From net investment income	(0.03)	(0.57)	(0.45)	(0.03)	(0.06)
From net realized gain on investments	(1.55)	(1.53)	(0.50)	(0.24)	(0.54)

Total distributions to shareholders	(1.58)	(2.10)	(0.95)	(0.27)	(0.60)

Net asset value - End of year	$8.66	$10.06	$12.33	$12.39	$10.22

Net assets - End of year (000’s omitted)	$4,653	$5,226	$10,469	$15,993	$11,827

Total return[3]	2.94%	(1.91%)	7.60%	24.50%	8.67%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]
Net investment income[2]	0.36%	0.62%	0.23%	0.20%	0.54%
Series portfolio turnover[7]	26%	45%	22%	13%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.10%[4]	0.08%[4]	0.06%[5]	0.09%[5]	0.14%[6]
1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

56

Financial Highlights

TARGET 2040 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.20	$12.58	$12.55	$10.35	$10.16

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.10	0.10	0.08	0.10
Net realized and unrealized gain (loss) on investments	0.15	(0.30)	0.94	2.45	0.74

Total from investment operations	0.24	(0.20)	1.04	2.53	0.84

Less distributions to shareholders:
From net investment income	(0.08)	(0.65)	(0.51)	(0.09)	(0.11)
From net realized gain on investments	(1.55)	(1.53)	(0.50)	(0.24)	(0.54)

Total distributions to shareholders	(1.63)	(2.18)	(1.01)	(0.33)	(0.65)

Net asset value - End of year	$8.81	$10.20	$12.58	$12.55	$10.35

Net assets - End of year (000’s omitted)	$27,895	$43,552	$32,952	$33,545	$20,194

Total return[3]	3.60%	(2.08%)	8.81%	25.16%	9.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]
Net investment income[2]	0.99%	0.96%	0.79%	0.71%	0.99%
Series portfolio turnover[7]	26%	45%	22%	13%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amounts:

	0.10%[4]	0.08%[4]	0.06%[5]	0.09%[5]	0.14%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

57

Financial Highlights

TARGET 2045 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.71	$14.32	$13.73	$11.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.04	0.08	0.03	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.28	(0.34)	1.15	2.74	1.02 [4]

Total from investment operations	0.32	(0.26)	1.18	2.77	1.01

Less distributions to shareholders:
From net investment income	(0.06)	(0.77)	(0.52)	(0.05)	—
From net realized gain on investments	(1.28)	(0.58)	(0.07)	—	—

Total distributions to shareholders	(1.34)	(1.35)	(0.59)	(0.05)	—

Net asset value - End of period	$11.69	$12.71	$14.32	$13.73	$11.01

Net assets - End of period (000’s omitted)	$6,793	$3,812	$3,041	$234	$3,320 [5]

Total return[6]	3.26%	(2.10%)	8.90%	25.23%	10.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[7]	0.30%[8]	0.30%[9]	0.30%[9]	0.30%[10,11]
Net investment income (loss)[3]	0.33%	0.58%	0.23%	0.26%	(0.30%)[10]
Series portfolio turnover[12]	26%	28%	48%	20%	— [13]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.89%[7]	1.21%[8]	1.95%[9]	17.80%[9]	3,204%[10,11,14]
TARGET 2045 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.64	$14.25	$13.66	$10.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.02	0.05	0.02	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.27	(0.35)	1.13	2.71	1.01 [4]

Total from investment operations	0.29	(0.30)	1.15	2.72	0.99

Less distributions to shareholders:
From net investment income	(0.03)	(0.73)	(0.49)	(0.05)	—
From net realized gain on investments	(1.28)	(0.58)	(0.07)	—	—

Total distributions to shareholders	(1.31)	(1.31)	(0.56)	(0.05)	—

Net asset value - End of period	$11.62	$12.64	$14.25	$13.66	$10.99

Net assets - End of period (000’s omitted)	$1,731	$1,631	$1,825	$618	$110 [5]

Total return[6]	3.04%	(2.41%)	8.71%	24.87%	9.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[7]	0.55%[8]	0.55%[9]	0.55%[9]	0.55%[10,11]
Net investment income (loss)[3]	0.14%	0.36%	0.12%	0.11%	(0.55%)[10]
Series portfolio turnover[12]	26%	28%	48%	20%	— [13]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.89%[7]	1.21%[8]	2.06%[9]	9.07%[9]	8,326%[10,11,14]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

10Annualized.

11Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

12Reflects activity of the Series and does not include the activity of the Underlying Series.

13Less than 1%.

14The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

TARGET 2045 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.73	$14.35	$13.75	$11.01	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.07	0.11	0.08	0.06	—	[4]
Net realized and unrealized gain (loss) on investments	0.99	(0.35)	1.14	2.74	1.01	[5]

Total from investment operations	1.06	(0.24)	1.22	2.80	1.01

Less distributions to shareholders:
From net investment income	(0.80)	(0.80)	(0.55)	(0.06)	—
From net realized gain on investments	(1.28)	(0.58)	(0.07)	—	—

Total distributions to shareholders	(2.08)	(1.38)	(0.62)	(0.06)	—

Net asset value - End of period	$11.71	$12.73	$14.35	$13.75	$11.01

Net assets - End of period (000’s omitted)	$5,548	$4,494	$2,894	$1,983	$214	[6]

Total return[7]	3.49%	(1.92%)	9.15%	25.58%	10.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[8]	0.05%[9]	0.05%[10]	0.05%[10]	0.05%[11,12]
Net investment income (loss)[3]	0.64%	0.86%	0.57%	0.46%	(0.05%)[11]
Series portfolio turnover[13]	26%	28%	48%	20%	—	[14]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.89%[8]	1.21%[9]	2.14%[10]	6.82%[10]	7,036%[11,12,15]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

6Represents the whole number without rounding to the 000s.

7Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

11Annualized.

12Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

13Reflects activity of the Series and does not include the activity of the Underlying Series.

14Less than 1%.

15The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

59

Financial Highlights

TARGET 2050 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.35	$13.73	$13.52	$10.81	$10.20

Income (loss) from investment operations:
Net investment income[1,2]	0.04	0.09	0.05	0.05	0.07
Net realized and unrealized gain (loss) on investments	0.18	(0.32)	1.07	2.74	0.81

Total from investment operations	0.22	(0.23)	1.12	2.79	0.88

Less distributions to shareholders:
From net investment income	(0.04)	(0.72)	(0.54)	(0.05)	(0.08)
From net realized gain on investments	(2.12)	(1.43)	(0.37)	(0.03)	(0.19)

Total distributions to shareholders	(2.16)	(2.15)	(0.91)	(0.08)	(0.27)

Net asset value - End of year	$9.41	$11.35	$13.73	$13.52	$10.81

Net assets - End of year (000’s omitted)	$14,874	$15,144	$47,531	$36,591	$24,759

Total return[3]	3.43%	(2.15%)	8.80%	25.99%	9.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[6]
Net investment income[2]	0.40%	0.72%	0.40%	0.37%	0.69%
Series portfolio turnover[7]	31%	49%	13%	5%	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.37%[4]	0.26%[4]	0.18%[5]	0.26%[5]	0.43%[6]
TARGET 2050 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.25	$13.60	$13.43	$10.74	$10.14

Income (loss) from investment operations:
Net investment income[1,2]	0.01	0.06	0.01	0.01	0.05
Net realized and unrealized gain (loss) on investments	0.18	(0.29)	1.04	2.73	0.80

Total from investment operations	0.19	(0.23)	1.05	2.74	0.85

Less distributions to shareholders:
From net investment income	(0.02)	(0.69)	(0.51)	(0.02)	(0.06)
From net realized gain on investments	(2.12)	(1.43)	(0.37)	(0.03)	(0.19)

Total distributions to shareholders	(2.14)	(2.12)	(0.88)	(0.05)	(0.25)

Net asset value - End of year	$9.30	$11.25	$13.60	$13.43	$10.74

Net assets - End of year (000’s omitted)	$2,433	$2,215	$5,140	$5,022	$3,448

Total return[3]	3.09%	(2.17%)	8.28%	25.69%	8.75%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]
Net investment income[2]	0.12%	0.54%	0.10%	0.11%	0.45%
Series portfolio turnover[7]	31%	49%	13%	5%	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.37%[4]	0.26%[4]	0.18%[5]	0.26%[5]	0.43%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

60

Financial Highlights

TARGET 2050 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.43	$13.82	$13.60	$10.88	$10.26

Income (loss) from investment operations:
Net investment income[1,2]	0.07	0.10	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.17	(0.29)	1.08	2.76	0.83

Total from investment operations	0.24	(0.19)	1.16	2.83	0.92

Less distributions to shareholders:
From net investment income	(0.07)	(0.77)	(0.57)	(0.08)	(0.11)
From net realized gain on investments	(2.12)	(1.43)	(0.37)	(0.03)	(0.19)

Total distributions to shareholders	(2.19)	(2.20)	(0.94)	(0.11)	(0.30)

Net asset value - End of year	$9.48	$11.43	$13.82	$13.60	$10.88

Net assets - End of year (000’s omitted)	$12,928	$15,688	$12,077	$9,042	$4,016

Total return[3]	3.61%	(1.82%)	9.07%	26.21%	9.39%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]
Net investment income[2]	0.73%	0.84%	0.62%	0.57%	0.89%
Series portfolio turnover[7]	31%	49%	13%	5%	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.37%[4]	0.26%[4]	0.18%[5]	0.26%[5]	0.43%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

61

Financial Highlights

TARGET 2055 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.56	$13.94	$13.85	$11.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.03	0.09	0.06	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.30	(0.35)	1.05	2.86	1.05

Total from investment operations	0.33	(0.26)	1.11	2.84	1.04

Less distributions to shareholders:
From net investment income	(0.05)	(0.74)	(0.55)	(0.03)	—
From net realized gain on investments	(1.14)	(0.38)	(0.47)	—	—

Total distributions to shareholders	(1.19)	(1.12)	(1.02)	(0.03)	—

Net asset value - End of period	$11.70	$12.56	$13.94	$13.85	$11.04

Net assets - End of period (000’s omitted)	$2,380	$1,142	$1,777	$208	$214 [4]

Total return[5]	3.38%	(2.06%)	8.50%	25.79%	10.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[6]	0.30%[7]	0.30%[7]	0.30%[8,9]
Net investment income (loss)[3]	0.30%	0.68%	0.43%	(0.17%)	(0.30%)[8]
Series portfolio turnover[10]	30%	55%	63%	605%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.44%[6]	3.68%[6]	4.79%[7]	62.25%[7]	19,197%[8,9,12]
TARGET 2055 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.45	$13.83	$13.77	$11.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.01	0.05	0.03	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.30	(0.34)	1.04	2.77	1.05

Total from investment operations	0.31	(0.29)	1.07	2.76	1.03

Less distributions to shareholders:
From net investment income	(0.03)	(0.71)	(0.54)	(0.02)	—
From net realized gain on investments	(1.14)	(0.38)	(0.47)	—	—

Total distributions to shareholders	(1.17)	(1.09)	(1.01)	(0.02)	—

Net asset value - End of period	$11.59	$12.45	$13.83	$13.77	$11.03

Net assets - End of period (000’s omitted)	$519	$409	$515	$51	$110 [4]

Total return[5]	3.18%	(2.32%)	8.21%	25.01%	10.30%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[6]	0.55%[7]	0.55%[7]	0.55%[8,9]
Net investment income (loss)[3]	0.11%	0.39%	0.24%	(0.07%)	(0.55%)[8]
Series portfolio turnover[10]	30%	55%	63%	605%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.44%[6]	3.68%[6]	5.39%[7]	129.56%[7]	19,015%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11The Series had no portfolio turnover for the period.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

62

Financial Highlights

TARGET 2055 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.66	$14.05	$13.94	$11.05	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.07	0.10	0.08	— [4]	— [4]
Net realized and unrealized gain (loss) on investments	0.30	(0.33)	1.07	2.94	1.05

Total from investment operations	0.37	(0.23)	1.15	2.94	1.05

Less distributions to shareholders:
From net investment income	(0.08)	(0.78)	(0.57)	(0.05)	—
From net realized gain on investments	(1.14)	(0.38)	(0.47)	—	—

Total distributions to shareholders	(1.22)	(1.16)	(1.04)	(0.05)	—

Net asset value - End of period	$11.81	$12.66	$14.05	$13.94	$11.05

Net assets - End of period (000’s omitted)	$2,783	$1,658	$872	$366	$215 [5]

Total return[6]	3.69%	(1.83%)	8.75%	26.67%	10.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[7]	0.05%[8]	0.05%[8]	0.05%[9,10]
Net investment income (loss)[3]	0.58%	0.80%	0.57%	(0.03%)	(0.05%)[9]
Series portfolio turnover[11]	30%	55%	63%	605%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average the expense ratios (to average net assets) would have been increased by the following amount:

	2.44%[7]	3.68%[7]	7.80%[8]	8.21%[8]	19,201%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12The Series had no portfolio turnover for the period.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

63

Financial Highlights

TARGET 2060 SERIES CLASS K	FOR THE YEAR ENDED	FOR THE PERIOD
	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.01	(0.00)[4]
Net realized and unrealized gain on investments	0.34	0.36

Total from investment operations	0.35	0.36

Less distributions to shareholders:
From net investment income	(0.04)	—

Net asset value - End of period	$10.67	$10.36

Net assets - End of period (000’s omitted)	$1,407	$52

Total return[5]	3.45%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*[6]	0.30%	0.30%[7]
Net investment income (loss)[3]	0.10%	(0.30%)[7]
Series portfolio turnover[8]	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6] :

	9.37%	151.35%[7,9]
TARGET 2060 SERIES CLASS R	FOR THE YEAR ENDED	FOR THE PERIOD
	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.01	(0.01)[4]
Net realized and unrealized gain on investments	0.31	0.37

Total from investment operations	0.32	0.36

Less distributions to shareholders:
From net investment income	(0.03)	—

Net asset value - End of period	$10.65	$10.36

Net assets - End of period (000’s omitted)	$182	$56

Total return[5]	3.16%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*[6]	0.55%	0.55%[7]
Net investment income (loss)[3]	0.09%	(0.55%)[7]
Series portfolio turnover[8]	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6] :
	9.37%	151.35%[7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Annualized.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

64

Financial Highlights

TARGET 2060 SERIES CLASS I	FOR THE YEAR ENDED	FOR THE PERIOD
	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.07	(0.00)[4]
Net realized and unrealized gain on investments	0.31	0.36

Total from investment operations	0.38	0.36

Less distributions to shareholders:
From net investment income	(0.06)	—

Net asset value - End of period	$10.68	$10.36

Net assets - End of period (000’s omitted)	$56	$52

Total return[5]	3.71%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*[6]	0.05%	0.05%[7]
Net investment income (loss)[3]	0.65%	(0.05%)[7]
Series portfolio turnover[8]	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6]:

	9.37%	151.34%[7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Annualized.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

65

Notes to Financial Statements

1.	Organization

Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”) according to a target asset allocation strategy. The Series are designed to provide single investment portfolios that adjust over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolios become more conservative with a larger fixed-income investment component. The financial statements of the Underlying Series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue three classes of shares (Class K, R and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 40 million have been designated in each of the Series for Class K and R common stock and 100 million have been designated in each of the Series for Class I common stock.

Reorganization

The Board of Directors (the “Board”) of Target Income Series and of Target 2010 Series, each a Series of the Fund, approved the reorganization of Target 2010 Series into Target Income Series pursuant to which Target Income Series acquired substantially all of the assets and assumed certain stated liabilities of Target 2010 Series in exchange for an equal aggregate value of Target Income Series shares.

Each shareholder of Target 2010 Series received shares of Target Income Series with the same class designation and an aggregate Net Asset Value of such shareholder’s Target 2010 Series shares, as determined at the close of business on September 18, 2015.

The reorganization was accomplished by a tax-free exchange of shares of Target Income Series in the following amounts and at the following conversion ratios:

	TARGET 2010 SERIES SHARES PRIOR TO REORGANIZATION	CONVERSION RATIO	SHARES OF TARGET INCOME SERIES
Class K	2,511,185	0.910502	2,286,439
Class R	81,698	0.914253	74,693
Class I	1,590,529	0.911450	1,449,688

Target 2010 Series’ net assets and composition of net assets on September 18, 2015, the date of the reorganization, were as follows:

NET ASSETS	PAID-IN CAPITAL	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED GAINS	NET UNREALIZED DEPRECIATION
$36,429,313	$38,765,154	$(528,334)	$458,766	$(2,266,273)

66

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization (continued)

For financial reporting purposes, assets received and shares issued by Target Income Series were recorded at fair value; however, the cost basis of the investments received from Target 2010 Series was carried forward to align ongoing reporting of Target Income Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Target Income Series immediately after the acquisition amounted to $96,959,284. Target 2010 Series’ fair value and cost of investments prior to the reorganization were $36,437,090 and $38,703,363, respectively.

The purpose of the transaction was to combine two funds managed by the Advisor, the investment advisor to both Target Income Series and Target 2010 Series, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was effective on September 21, 2015.

Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period for Target Income Series, the pro forma results of operations for the year ended October 31, 2015, are as follows:

•	Net investment income: $1,945,513

•	Net realized and change in unrealized gain/loss on investments: ($3,429,309)

•	Net decrease in the net assets resulting from operations: ($1,483,796)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target 2010 Series that have been included in the Target Income Series’ Statement of Operations since September 21, 2015.

Reorganization costs incurred by Target Income Series in connection with the reorganization were paid by the Advisor.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly

67

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

	TARGET INCOME SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$77,860,136	$77,860,136	$—	$—

Total assets	$77,860,136	$77,860,136	$—	$—

	TARGET 2015 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$6,745,661	$6,745,661	$—	$—

Total assets	$6,745,661	$6,745,661	$—	$—

	TARGET 2020 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$130,036,858	$130,036,858	$—	$—

Total assets	$130,036,858	$130,036,858	$—	$—

	TARGET 2025 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$30,455,978	$30,455,978	$—	$—

Total assets	$30,455,978	$30,455,978	$—	$—

	TARGET 2030 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$140,968,435	$140,968,435	$—	$—

Total assets	$140,968,435	$140,968,435	$—	$—

68

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	TARGET 2035 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$25,278,579	$25,278,579	$—	$—

Total assets	$25,278,579	$25,278,579	$—	$—

	TARGET 2040 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$88,510,911	$88,510,911	$—	$—

Total assets	$88,510,911	$88,510,911	$—	$—

	TARGET 2045 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$14,090,843	$14,090,843	$—	$—

Total assets	$14,090,843	$14,090,843	$—	$—

	TARGET 2050 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$30,260,955	$30,260,955	$—	$—

Total assets	$30,260,955	$30,260,955	$—	$—

	TARGET 2055 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$5,698,492	$5,698,492	$—	$—

Total assets	$5,698,492	$5,698,492	$—	$—

	TARGET 2060 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$1,634,290	$1,634,290	$—	$—

Total assets	$1,634,290	$1,634,290	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2015 or October 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

69

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2016, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series tax returns remains open for the years ended October 31, 2013 through October 31, 2016. The statue of limitations on Target 2060 Series remains open for the period ended October 31, 2015 and the year ended October 31, 2016. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

70

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive a fee for the services it performs for the Series. However, the Advisor is entitled to receive the management fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 28, 2020 for Target Income Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series, until at least February 28, 2023 for Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series and Target 2055 Series and until at least February 28, 2026 for Target 2060 Series, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended October 31, 2016, the Advisor reimbursed expenses of $96,648 for Target Income Series, $108,953 for Target 2015 Series, $83,967 for Target 2020 Series, $98,649 for Target 2025 Series, $94,732 for Target 2030 Series, $99,785 for Target 2035 Series, $98,957 for Target 2040 Series, $103,827 for Target 2045 Series, $118,477 for Target 2050 Series, $104,572 for Target 2055 Series and $96,512 for Target 2060 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares and 0.50% of average daily net assets attributable to Class R shares. There are no distribution and services fees on the Class I shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets of the Target Series with an annual base fee of $40,000 per Target series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has

71

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2016, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Target Income Series	$4,877,897	$23,296,871
Target 2015 Series	$3,531,132	$6,216,746
Target 2020 Series	$22,983,752	$56,322,783
Target 2025 Series	$16,160,171	$15,206,129
Target 2030 Series	$34,059,324	$58,402,185
Target 2035 Series	$7,825,048	$5,034,129
Target 2040 Series	$24,659,800	$37,098,139
Target 2045 Series	$6,956,054	$3,074,228
Target 2050 Series	$9,840,124	$12,915,945
Target 2055 Series	$3,678,130	$1,307,220
Target 2060 Series	$1,505,531	$149,666

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended October 31, 2016 is set forth below:

TARGET INCOME SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	NET REALIZED LOSS
Manning & Napier Pro-Blend® Conservative Term Series -Class I	$95,834,412	$4,877,897	$23,296,871	$77,860,136	7,537,283	$1,882,510	$(1,950,268)

	$95,834,412	$4,877,897	$23,296,871	$77,860,136		$1,882,510	$(1,950,268)

TARGET 2015 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS
Manning & Napier Pro-Blend® Conservative Term Series - Class I	$—	$1,896,115	$498,458	$1,492,103	144,444	$10,224	$16,215
Manning & Napier Pro-Blend® Moderate Term Series - Class I	9,434,835	1,635,017	5,718,288	5,253,558	515,055	96,395	(688,928)

	$9,434,835	$3,531,132	$6,216,746	$6,745,661		$106,619	$(672,713)

72

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2020 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED LOSS
Manning & Napier Pro-Blend® Extended Term Series - Class I	$41,033,658	$3,345,310	$17,375,175	$25,895,822	2,717,295	$525,702	$(2,865,417)
Manning & Napier Pro-Blend® Moderate Term Series - Class I	122,161,428	19,638,442	38,947,608	104,141,036	10,209,906	1,634,661	(4,003,697)

	$163,195,086	$22,983,752	$56,322,783	$130,036,858		$2,160,363	$(6,869,114)

TARGET 2025 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED LOSS OR GAIN
Manning & Napier Pro-Blend® Extended Term Series - Class I	$29,560,983	$7,230,122	$13,601,719	$22,562,748	2,367,550	$380,092	$(2,495,368)
Manning & Napier Pro-Blend® Moderate Term Series - Class I	—	8,930,049	1,604,410	7,893,230	773,846	37,919	74,864

	$29,560,983	$16,160,171	$15,206,129	$30,455,978		$418,011	$(2,420,504)

TARGET 2030 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED LOSS
Manning & Napier Pro-Blend® Extended Term Series - Class I	$124,265,001	$28,615,409	$39,511,861	$113,170,271	11,875,160	$1,784,231	$(3,688,058)
Manning & Napier Pro-Blend® Maximum Term Series - Class I	41,935,963	5,443,915	18,890,324	27,798,164	2,727,985	259,661	(4,412,395)

	$166,200,964	$34,059,324	$58,402,185	$140,968,435		$2,043,892	$(8,100,453)

TARGET 2035 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED LOSS
Manning & Napier Pro-Blend® Extended Term Series - Class I	$11,121,230	$4,776,833	$2,072,660	$13,951,289	1,463,934	$166,195	$(78,682)
Manning & Napier Pro-Blend® Maximum Term Series - Class I	11,213,419	3,048,215	2,961,469	11,327,290	1,111,608	75,539	(576,242)

	$22,334,649	$7,825,048	$5,034,129	$25,278,579		$241,734	$(654,924)

73

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2040 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED LOSS
Manning & Napier Pro-Blend® Extended Term Series - Class I	$24,945,227	$10,913,891	$9,414,249	$26,725,527	2,804,358	$383,959	$(1,156,252)
Manning & Napier Pro-Blend® Maximum Term Series - Class I	75,799,725	13,745,909	27,683,890	61,785,384	6,063,335	514,021	(5,124,863)

	$100,744,952	$24,659,800	$37,098,139	$88,510,911		$897,980	$(6,281,115)

TARGET 2045 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS
Manning & Napier Pro-Blend® Extended Term Series - Class I	$—	$765,826	$93,759	$723,592	75,928	$3,090	$6,028
Manning & Napier Pro-Blend® Maximum Term Series - Class I	9,959,515	6,190,228	2,980,469	13,367,251	1,311,801	74,645	(640,482)

	$9,959,515	$6,956,054	$3,074,228	$14,090,843		$77,735	$(634,454)

TARGET 2050 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED LOSS
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$33,066,824	$9,840,124	$12,915,945	$30,260,955	2,969,672	$233,060	$(2,343,982)

	$33,066,824	$9,840,124	$12,915,945	$30,260,955		$233,060	$(2,343,982)

TARGET 2055 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED LOSS
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$3,229,941	$3,678,130	$1,307,220	$5,698,492	559,224	$26,576	$(200,077)

	$3,229,941	$3,678,130	$1,307,220	$5,698,492		$26,576	$(200,077)

TARGET 2060 SERIES	VALUE AT 10/31/15	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/16	SHARES HELD AT 10/31/16	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$157,243	$1,505,531	$149,666	$1,634,290	160,382	$4,589	$7,853

	$157,243	$1,505,531	$149,666	$1,634,290		$4,589	$7,853

74

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in Class K, Class R, and Class I shares:

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Shares Issued in Reorganization[1]	—	$—	2,286,439	$21,835,482	—	$—	74,693	$705,844
Sold	291,450	2,699,840	417,583	4,120,152	27,173	249,188	46,949	471,844
Reinvested	451,377	4,034,189	476,694	4,705,653	13,197	116,622	115,274	1,123,916
Repurchased	(820,747)	(7,551,216)	(1,088,610)	(10,723,666)	(173,347)	(1,566,756)	(1,231,416)	(12,101,840)

Total	(77,920)	$(817,187)	2,092,106	$19,937,621	(132,977)	$(1,200,946)	(994,500)	$(9,800,236)

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS
Shares Issued in Reorganization[1]	—	$—	1,449,688	$13,887,987
Sold	347,344	3,194,089	446,104	4,558,364
Reinvested	152,209	1,362,864	108,763	1,075,966
Repurchased	(1,851,774)	(16,996,551)	(405,177)	(4,024,518)

Total	(1,352,221)	$(12,439,598)	1,599,378	$15,497,799

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	62,583	$642,540	190,940	$2,175,614	18,594	$194,143	37,539	$426,489
Reinvested	27,544	274,036	15,518	176,996	6,640	66,231	7,339	83,810
Repurchased	(91,358)	(958,718)	(158,103)	(1,821,499)	(23,850)	(246,457)	(101,228)	(1,160,178)

Total	(1,231)	$(42,142)	48,355	$531,111	1,384	$13,917	(56,350)	$(649,879)

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	116,263	$1,214,003	182,270	$2,078,159
Reinvested	32,415	323,149	22,934	262,346
Repurchased	(353,871)	(3,680,640)	(142,593)	(1,626,254)

Total	(205,193)	$(2,143,488)	62,611	$714,251

75

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,305,446	$11,225,249	1,820,935	$17,742,873	120,070	$1,035,174	221,254	$2,137,917
Reinvested	930,849	7,694,487	1,011,644	9,774,681	82,322	671,918	228,457	2,181,770
Repurchased	(1,645,190)	(13,965,905)	(3,228,733)	(31,463,509)	(552,566)	(4,681,053)	(1,701,100)	(16,277,608)

Total	591,105	$4,953,831	(396,154)	$(3,945,955)	(350,174)	$(2,973,961)	(1,251,389)	$(11,957,921)

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,286,155	$11,021,607	2,802,754	$28,335,764
Reinvested	844,057	7,001,908	756,165	7,337,982
Repurchased	(4,770,059)	(40,795,617)	(1,371,700)	(13,273,390)

Total	(2,639,847)	$(22,772,102)	2,187,219	$22,400,356

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	467,793	$4,994,054	556,093	$6,830,718	54,859	$593,336	56,808	$691,215
Reinvested	101,304	1,050,543	51,349	623,352	17,327	180,276	20,585	250,329
Repurchased	(361,044)	(3,915,258)	(178,234)	(2,168,108)	(98,175)	(1,083,882)	(191,936)	(2,352,130)

Total	208,053	$2,129,339	429,208	$5,285,962	(25,989)	$(310,270)	(114,543)	$(1,410,586)

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	517,067	$5,465,046	539,558	$6,563,102
Reinvested	115,478	1,193,313	66,271	802,064
Repurchased	(550,169)	(5,887,382)	(294,126)	(3,570,654)

Total	82,376	$770,977	311,703	$3,794,512

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,694,389	$14,348,192	1,826,124	$18,788,095	250,656	$2,128,933	295,552	$3,006,502
Reinvested	1,374,384	11,055,567	1,546,306	15,543,362	188,656	1,503,830	272,475	2,719,456
Repurchased	(1,907,673)	(16,100,675)	(5,593,631)	(56,679,063)	(664,989)	(5,538,279)	(1,259,362)	(12,487,469)

Total	1,161,100	$9,303,084	(2,221,201)	$(22,347,606)	(225,677)	$(1,905,516)	(691,335)	$(6,761,511)

76

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	2,094,466	$17,737,192	2,936,452	$31,267,444
Reinvested	1,283,151	10,415,335	883,682	8,956,560
Repurchased	(4,895,870)	(41,458,493)	(1,136,582)	(11,506,373)

Total	(1,518,253)	$(13,305,966)	2,683,552	$28,717,631

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	351,735	$3,894,983	394,251	$5,158,839	59,111	$661,176	56,939	$727,311
Reinvested	93,428	986,375	47,513	602,819	23,231	246,041	18,029	229,367
Repurchased	(135,108)	(1,515,115)	(105,200)	(1,338,625)	(90,137)	(1,026,108)	(97,765)	(1,238,203)

Total	310,055	$3,366,243	336,564	$4,423,033	(7,795)	$(118,891)	(22,797)	$(281,525)

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	319,194	$3,547,836	461,178	$5,945,774
Reinvested	98,371	1,041,834	59,121	752,204
Repurchased	(297,550)	(3,303,800)	(321,116)	(4,108,120)

Total	120,015	$1,285,870	199,183	$2,589,858

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,554,166	$13,422,232	1,367,068	$14,445,258	153,036	$1,314,309	173,002	$1,823,779
Reinvested	988,495	8,039,047	1,345,541	14,049,199	95,772	773,837	172,074	1,786,156
Repurchased	(1,262,302)	(10,771,998)	(4,280,661)	(45,014,121)	(231,078)	(1,973,607)	(675,002)	(6,912,325)

Total	1,280,359	$10,689,281	(1,568,052)	$(16,519,664)	17,730	$114,539	(329,926)	$(3,302,390)

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	1,256,700	$10,855,100	1,767,484	$19,737,040
Reinvested	837,290	6,857,643	643,884	6,770,341
Repurchased	(3,193,800)	(27,398,097)	(763,364)	(8,070,391)

Total	(1,099,810)	$(9,685,354)	1,648,004	$18,436,990

77

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	359,766	$4,060,529	120,547	$1,575,737	50,566	$574,273	54,775	$714,708
Reinvested	36,161	392,942	20,811	273,206	16,008	173,049	12,683	165,654
Repurchased	(114,721)	(1,348,393)	(53,667)	(719,230)	(46,586)	(520,816)	(66,537)	(873,072)

Total	281,206	$3,105,078	87,691	$1,129,713	19,988	$226,506	921	$7,290

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	233,312	$2,675,671	277,637	$3,744,526
Reinvested	40,647	442,586	26,079	342,754
Repurchased	(153,290)	(1,746,024)	(152,430)	(1,994,861)

Total	120,669	$1,372,233	151,286	$2,092,419

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	615,347	$5,742,120	663,894	$7,876,102	108,335	$1,007,919	111,753	$1,315,055
Reinvested	310,802	2,716,712	640,516	7,494,105	46,733	404,245	68,631	797,489
Repurchased	(679,051)	(6,294,490)	(3,433,652)	(40,344,397)	(90,474)	(867,198)	(361,376)	(4,151,305)

Total	247,098	$2,164,342	(2,129,242)	$(24,974,190)	64,594	$544,966	(180,992)	$(2,038,761)

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	807,462	$7,577,254	680,773	$8,212,637
Reinvested	337,574	2,961,455	173,370	2,043,399
Repurchased	(1,154,509)	(10,787,205)	(354,807)	(4,236,301)

Total	(9,473)	$(248,496)	499,336	$6,019,735

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	148,413	$1,727,779	70,074	$919,046	23,384	$266,230	20,716	$267,598
Reinvested	9,758	106,036	11,308	146,585	3,757	40,453	3,176	40,849
Repurchased	(45,778)	(535,658)	(117,934)	(1,549,911)	(15,214)	(174,567)	(28,276)	(363,445)

Total	112,393	$1,298,157	(36,552)	$(484,280)	11,927	$132,116	(4,384)	$(54,998)

78

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	184,679	$2,129,798	96,840	$1,265,526
Reinvested	14,516	159,002	5,406	70,699
Repurchased	(94,535)	(1,102,471)	(33,315)	(437,883)

Total	104,660	$1,186,329	68,931	$898,342

TARGET 2060 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 9/21/15 (COMMENCEMENT OF OPERATIONS) TO 10/31/15		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 9/21/15 (COMMENCEMENT OF OPERATIONS) TO 10/31/15
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	129,353	$1,262,758	5,000	$50,000	13,406	$140,049	5,397	$54,041
Reinvested	82	841	—	—	23	231	—	—
Repurchased	(2,623)	(27,435)	—	—	(1,763)	(18,680)	(7)	(72)

Total	126,812	$1,236,164	5,000	$50,000	11,666	$121,600	5,390	$53,969

TARGET 2060 SERIES:	FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 9/21/15 (COMMENCEMENT OF OPERATIONS) TO 10/31/15
	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	494	$5,214	5,000	$50,000
Reinvested	30	302	—	—
Repurchased	(267)	(2,839)	—	—

Total	257	$2,677	5,000	$50,000

1See Note 1 regarding the reorganization.

The following table represents instances at October 31, 2016, where a shareholder account owned greater than 10% of a Series:

SERIES	NUMBER OF ACCOUNTS OVER 10%	PERCENTAGE OF THE SERIES
Target Income Series	1	69.4%
Target 2015 Series	1	30.4%
Target 2020 Series	3	59.3%
Target 2025 Series	1	30.0%
Target 2030 Series	2	48.0%
Target 2035 Series	2	48.7%
Target 2040 Series	3	57.1%
Target 2045 Series	2	40.5%
Target 2050 Series	2	41.7%
Target 2055 Series	1	39.8%
Target 2060 Series	1	82.1%

Investment activities of these shareholders may have a material effect on the Series.

In addition, at October 31, 2016, the Advisor and affiliates owned 9.8% of the Target 2060 Series.

79

Notes to Financial Statements (continued)

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were directly held by the Series as of October 31, 2016.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are primarily due to differing book and tax treatment in the timing and recognition on net investment income or gains and losses, including losses deferred due to wash sales. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2016, the reclassifications were as follows:

SERIES	TO/(FROM) ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	TO/(FROM) UNDISTRIBUTED NET INVESTMENT INCOME
Target Income Series	(90)	90
Target 2015 Series	54	(54)
Target 2020 Series	(464)	464
Target 2025 Series	177	(177)
Target 2030 Series	926	(926)
Target 2040 Series	(3,542)	3,542
Target 2050 Series	(7,316)	7,316
Target 2055 Series	(7)	7
Target 2060 Series	(24)	24

The reclassifications relate primarily to distributions from investments in the Underlying Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	TARGET INCOME SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Ordinary income (2016)	$1,645,777	$93,014	$1,874,595	$364,967	$1,748,667
Ordinary income (2015)	$1,993,670	$323,856	$5,131,810	$994,754	$8,177,375
Long-term capital gain (2016)	$3,977,013	$586,220	$13,936,678	$2,302,313	$22,083,706
Long-term capital gain (2015)	$5,034,635	$226,032	$14,598,333	$845,593	$19,717,662

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES	TARGET 2060 SERIES
Ordinary income (2016)	$197,409	$708,610	$53,027	$163,983	$19,089	$1,375
Ordinary income (2015)	$1,009,386	$6,658,425	$575,767	$3,512,578	$202,996	$—
Long-term capital gain (2016)	$2,198,508	$15,564,808	$1,000,433	$6,162,262	$303,315	$—
Long-term capital gain (2015)	$666,542	$16,464,854	$241,240	$6,947,427	$67,345	$—

80

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At October 31, 2016, the tax basis of components of distributable earnings and the net unrealized appreciation (depreciation) based on the identified cost of investments for federal income tax purposes were as follows:

	TARGET INCOME SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Cost for federal income tax purposes	$81,158,489	$6,950,821	$137,923,132	$32,249,864	$152,832,289
Unrealized appreciation	—	—	—	495,700	—
Unrealized depreciation	(3,298,353)	(205,160)	(7,886,274)	(2,289,586)	(11,863,854)

Net unrealized depreciation	$(3,298,353)	$(205,160)	$(7,886,274)	$(1,793,886)	$(11,863,854)

Undistributed ordinary income	$76,451	$4,188	$97,424	$19,131	$93,068
Capital loss carryover	$(1,599,307)	$(574,932)	$(3,861,274)	$(919,183)	$(4,268,029)

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES	TARGET 2060 SERIES
Cost for federal income tax purposes	$28,092,223	$96,906,717	$15,438,420	$32,540,769	$6,145,536	$1,512,923
Unrealized appreciation	—	323,961	45,868	385,463	68,340	122,107
Unrealized depreciation	(2,813,644)	(8,719,767)	(1,393,445)	(2,665,277)	(515,384)	(740)

Net unrealized appreciation
(depreciation)	$(2,813,644)	$(8,395,806)	$(1,347,577)	$(2,279,814)	$(447,044)	$121,367

Undistributed ordinary income	$9,712	$42,048	$8,133	$17,881	$686	$4,252
Undistributed long-term capital gains	$164,257	$—	$177,024	$—	$68,592	$4,283
Capital loss carryforwards	$—	$(2,229,560)	$—	$(439,584)	$—	$—

At October 31, 2016, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series had net long-term capital loss carryforwards of $1,599,307, $574,932, $3,861,274, $919,183, $4,268,029, $2,229,560, and $439,584, respectively, which may be carried forward indefinitely.

81

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

New York, New York

December 16, 2016

82

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$742,462
Target 2015 Series	53,647
Target 2020 Series	1,227,540
Target 2025 Series	298,733
Target 2030 Series	1,570,357
Target 2035 Series	197,626
Target 2040 Series	796,077
Target 2045 Series	76,916
Target 2050 Series	233,060
Target 2055 Series	26,576
Target 2060 Series	4,588

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	33.06%
Target 2015 Series	35.68%
Target 2020 Series	38.00%
Target 2025 Series	49.16%
Target 2030 Series	56.58%
Target 2035 Series	67.35%
Target 2040 Series	80.11%
Target 2045 Series	92.18%
Target 2050 Series	94.21%
Target 2055 Series	93.55%
Target 2060 Series	66.24%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2016 as follows:

Series
Target Income Series	$—
Target 2015 Series	—
Target 2020 Series	—
Target 2025 Series	—
Target 2030 Series	—
Target 2035 Series	172,566
Target 2040 Series	—
Target 2045 Series	185,935
Target 2050 Series	—
Target 2055 Series	72,022
Target 2060 Series	4,497

83

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present)- Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016-present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008)
Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation
(investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present)- PMSV Holdings LLC(investments); Managing Member (2010-present) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech)(2000-present) ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014) HLTH Corp (WebMD)(information)(2000-2010) Cheyne Capital International (investment)(2000-present) GMP Companies (investment)(2000-2011) Cytos Biotechnology Ltd (biotechnology)(2012-present)

84

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) -
McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants);
Partner (2006-present)- The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization)
(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

85

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance
Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant
Corporate Secretary (2011-2016)- Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer
(2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager
(1997-2011)- Manning & Napier Advisors, LLC; Assistant Treasurer
(2008-present)- Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering
Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005)
- Manning & Napier Advisors, LLC and affiliates; Corporate Secretary-
Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (1992-present) – Manning & Napier
Advisors, LLC
Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC and affiliates (2000-present);
Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

86

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTGT-10/16-AR

Disciplined Value Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

U.S. and international equity markets delivered positive returns during the past year. Emerging market equities were the notable outperformers, driven by investors’ search for yield and their increased appetite for riskier assets. Abating unease related to Chinese growth, a relatively stable U.S. dollar, the year-to-date upturn in commodity prices, and increased liquidity amid generally easy policy across the globe also provided tailwinds for emerging market assets. Defensive sectors outperformed cyclicals for most of the period, since defensive securities tend to benefit from low interest rate environments and yield is a big component of total return. But the trend reversed amid a mid-year rotation away from crowded defensive sectors into cyclical stocks, and investors have since shown a preference for growth over yield.

Meanwhile, U.S. and global economic growth continued at a slow pace. Although various asset classes performed positively, the year was punctuated by bouts of market volatility. Ongoing concern regarding the price of oil and other commodities, speculation surrounding the trajectory of global economic growth and central bank policy, and political uncertainty — including the unexpected Brexit vote — fueled investor unease and served as volatility catalysts. Going forward, we anticipate an increased likelihood of further gyrations in financial markets as U.S. and global economic growth continues at a muted pace.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information to be helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment	Objective

Through a systematic investment approach, the Series seeks to provide competitive returns consistent with the broad equity market while also providing a level of capital protection during bear markets. The Series is designed to offer a diversified portfolio of dividend-paying equity securities. In selecting securities for the Series, the Advisor uses a disciplined screening process to identify stocks of companies that it believes are undervalued in the market, based on factors such as free cash flow generation and earnings power, and that meet other investment criteria relating to minimum dividend yield, dividend sustainability, and financial health.

Performance	Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2016. The Russell 3000 Index returned 4.24%. Value stocks outperformed growth stocks during the period as the Russell 1000 Value Index returned 6.37% while the Russell 1000 Growth Index returned 2.28%. The Disciplined Value Series Class S provided positive absolute returns of 7.99%, outperforming the Russell 1000 Value Index as well as the broad market on a relative basis.

The Series’ outperformance relative to the Russell 1000 Value Index during the year was primarily driven by sector positioning. Specifically, the Series’ overweight to Consumer Staples and underweight to Financials compared to the benchmark were among the largest contributors to relative performance. The income-oriented Consumer Staples was partly supported by investors seeking yield against the backdrop of low interest rates. Conversely, persistently low interest rates weighed on Financials in the form of profit erosion and weaker net interest margins.

Offsetting a portion of the relative performance tailwind was the Series’ underweight to Utilities compared to the benchmark, which challenged relative returns. Similar to Consumer Staples, Utilities tend to trade as bond proxies and were partly supported by investors seeking yield in the low interest rate environment. Utilities also benefitted from economic growth concerns as investors sought out safe haven assets.

Within the Series, through our disciplined screening process, we pursue opportunities for shareholders to generate stable income with the potential for capital appreciation. Importantly, our approach will continue to emphasize risk management as a critical component in managing the Series. Despite today’s challenging slow economic growth environment, we believe that this approach can help our shareholders to achieve their long-term investment objectives.

As we look toward 2017, we expect global economic growth to persist at a slow pace. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. The current backdrop suggests muted long-term returns going forward, increasing the importance of selectivity. We continue to anticipate gyrations in equity markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators do not suggest capital risk is a significant near-term concern. In this environment, a selective approach can help avoid overvalued areas of the market, a tactic that Manning & Napier has employed for over 45 years as an active investment manager.

Please see the next page for additional performance information as of October 31, 2016.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Disciplined Value Series Class S shares is provided above. Performance for the Disciplined Value Series Class I shares may be higher or lower based on the Class’ underlying expenses

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and mid-cap risk. In addition, because the Advisor manages the Series with a quantitative approach, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

2

Disciplined Value Series

Performance Update as of October 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Disciplined Value Series - Class I3	8.24%	11.06%	11.72%
Manning & Napier Fund, Inc. - Disciplined Value Series - Class S3,4	7.99%	10.77%	11.43%
Russell 1000® Value Index[5]	6.37%	13.31%	12.17%
75/25 Blended Index[6]	4.31%	10.75%	10.66%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Disciplined Value Series - Class I from its inception2 (November 7, 2008) to present (October 31, 2016) to the Russell 1000® Value Index and 75/25 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this annualized net expense ratio was 0.82% for Class S and 0.57% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.82% for Class S and 0.57% for Class I for the year ended October 31, 2016.

4For periods through March 1, 2012 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

5The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The 75/25 Blended Index is 75% Russell 1000® Value and 25% S&P ADR Index (S&P ADR). S&P ADR is an unmanaged, capitalization-weighted measure of non-U.S. companies within the S&P Global 1200 Index which are listed as Level I or Level II ADRs, or ordinary shares in the U.S. The S&P Global 1200 Index is designed to measure the performance of the global equity market and is a composite of seven headline indices provided by S&P. The Index returns assume daily reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has

3

Disciplined Value Series

Performance Update as of October 31, 2016

(unaudited)

licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative indices.

4

Disciplined Value Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD* 5/1/16-10/31/16	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,047.30	$4.27	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.22	0.83%
Class I
Actual	$1,000.00	$1,048.30	$2.99	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.95	0.58%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. Expenses are based on the most recent fiscal half year: therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

5

Disciplined Value Series

Portfolio Composition as of October 31, 2016

(unaudited)

6

Disciplined Value Series

Investment Portfolio - October 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.2%

Consumer Discretionary - 8.3%
Auto Components - 0.1%
Adient plc*	3,893	$177,161

Automobiles - 0.5%
Harley-Davidson, Inc.	14,223	810,995

Distributors - 0.6%
Genuine Parts Co.	10,773	975,926

Leisure Products - 0.4%
Hasbro, Inc.	7,419	618,819

Media - 0.9%
Omnicom Group, Inc.	11,270	899,571
Viacom, Inc. - Class B	18,265	686,033

		1,585,604

Multiline Retail - 1.2%
Kohl’s Corp.	14,733	644,569
Target Corp.	20,740	1,425,460

		2,070,029

Specialty Retail - 4.1%
Best Buy Co., Inc.	18,484	719,212
The Gap, Inc.	30,619	844,778
The Home Depot, Inc.	40,100	4,892,601
Staples, Inc.	49,256	364,494

		6,821,085

Textiles, Apparel & Luxury Goods - 0.5%
VF Corp.	14,574	790,057

Total Consumer Discretionary		13,849,676

Consumer Staples - 18.5%
Beverages - 3.9%
Dr. Pepper Snapple Group, Inc.	11,498	1,009,409
PepsiCo, Inc.	50,847	5,450,798

		6,460,207

Food & Staples Retailing - 4.7%
Sysco Corp.	27,747	1,335,186
Wal-Mart Stores, Inc.	94,652	6,627,533

		7,962,719

Food Products - 2.8%
ConAgra Foods, Inc.	23,994	1,156,031
General Mills, Inc.	27,736	1,719,077
The Hershey Co.	9,334	956,362

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
The J.M. Smucker Co.	6,866	$901,574

		4,733,044

Household Products - 7.1%
The Clorox Co.	7,407	888,988
Colgate-Palmolive Co.	36,643	2,614,844
Kimberly-Clark Corp.	10,265	1,174,419
The Procter & Gamble Co.	83,826	7,276,097

		11,954,348

Total Consumer Staples		31,110,318

Energy - 2.9%
Energy Equipment & Services - 1.6%
Schlumberger Ltd.	34,029	2,662,089

Oil, Gas & Consumable Fuels - 1.3%
Marathon Petroleum Corp.	20,067	874,721
Valero Energy Corp.	21,229	1,257,606

		2,132,327

Total Energy		4,794,416

Financials - 9.4%
Banks - 9.4%
BB&T Corp.	32,263	1,264,710
Fifth Third Bancorp.	39,353	856,321
JPMorgan Chase & Co.	74,112	5,132,997
The PNC Financial Services Group, Inc.	17,466	1,669,750
U.S. Bancorp.	50,929	2,279,582
Wells Fargo & Co.	99,184	4,563,456

Total Financials		15,766,816

Health Care - 14.7%
Biotechnology - 2.5%
AbbVie, Inc.	34,973	1,950,794
Amgen, Inc.	15,631	2,206,472

		4,157,266

Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	37,008	1,452,194
St. Jude Medical, Inc.	11,244	875,233

		2,327,427

Health Care Providers & Services - 0.4%
Quest Diagnostics, Inc.	9,164	746,316

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 10.4%
Johnson & Johnson	58,032	$6,731,132
Merck & Co., Inc.	93,068	5,464,953
Pfizer, Inc.	167,125	5,299,534

		17,495,619

Total Health Care		24,726,628

Industrials - 21.7%
Aerospace & Defense - 7.8%
The Boeing Co.	24,962	3,555,338
General Dynamics Corp.	14,363	2,165,079
Lockheed Martin Corp.	11,303	2,784,833
Raytheon Co.	14,811	2,023,331
United Technologies Corp.	24,561	2,510,134

		13,038,715

Air Freight & Logistics - 1.8%
United Parcel Service, Inc. - Class B	27,983	3,015,448

Building Products - 0.9%
Johnson Controls International plc	38,928	1,569,577

Commercial Services & Supplies - 1.0%
Waste Management, Inc.	24,711	1,622,524

Electrical Equipment - 2.1%
Eaton Corp. plc	21,275	1,356,707
Emerson Electric Co.	27,701	1,403,887
Rockwell Automation, Inc.	6,453	772,553

		3,533,147

Industrial Conglomerates - 2.3%
3M Co.	23,097	3,817,934

Machinery - 4.0%
Caterpillar, Inc.	22,713	1,895,627
Cummins, Inc.	7,565	966,958
Illinois Tool Works, Inc.	18,584	2,110,585
Parker-Hannifin Corp.	6,473	794,561
Stanley Black & Decker, Inc.	8,816	1,003,613

		6,771,344

Road & Rail - 1.4%
Union Pacific Corp.	26,801	2,363,312

Trading Companies & Distributors - 0.4%
Fastenal Co.	16,956	660,945

Total Industrials		36,392,946

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology - 20.3%
Communications Equipment - 3.5%
Cisco Systems, Inc.	167,595	$5,141,815
Harris Corp.	7,744	690,842

		5,832,657

IT Services - 4.5%
Automatic Data Processing, Inc.	22,896	1,993,326
International Business Machines Corp.	25,411	3,905,417
Paychex, Inc.	19,408	1,071,322
Xerox Corp.	56,709	554,047

		7,524,112

Semiconductors & Semiconductor Equipment - 7.1%
Intel Corp.	169,618	5,914,580
QUALCOMM, Inc.	45,865	3,151,843
Texas Instruments, Inc.	40,461	2,866,662

		11,933,085

Software - 4.7%
CA, Inc.	27,242	837,419
Microsoft Corp.	119,207	7,142,883

		7,980,302

Technology Hardware, Storage & Peripherals - 0.5%
Western Digital Corp.	13,117	766,557

Total Information Technology		34,036,713

Materials - 3.4%
Chemicals - 2.3%
LyondellBasell Industries N.V. - Class A	15,786	1,255,776
Monsanto Co.	13,044	1,314,444
Praxair, Inc.	10,786	1,262,609

		3,832,829

Containers & Packaging - 0.7%
International Paper Co.	24,867	1,119,761

Metals & Mining - 0.4%
Nucor Corp.	15,665	765,235

Total Materials		5,717,825

TOTAL COMMON STOCKS
(Identified Cost $146,786,282)		166,395,338

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 0.8%
Dreyfus Government Cash Management[1], 0.28%
(Identified Cost $1,415,938)	1,415,938	$1,415,938

TOTAL INVESTMENTS - 100.0%
(Identified Cost $148,202,220)		167,811,276
LIABILITIES, LESS OTHER ASSETS - 0.0%#		(37,562)

NET ASSETS - 100%		$167,773,714

*Non-income producing security.

#Less than 0.1%.

1Rate shown is the current yield as of October 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2016

ASSETS:

Investments, at value (identified cost $148,202,220) (Note 2)	$167,811,276
Dividends receivable	178,604
Receivable for fund shares sold	130,645
Foreign tax reclaims receivable	93,186
Prepaid and other expenses	12,900

TOTAL ASSETS	168,226,611

LIABILITIES:

Accrued management fees (Note 3)	64,724
Accrued fund accounting and administration fees (Note 3)	9,785
Accrued shareholder services fees (Class S) (Note 3)	3,205
Accrued transfer agent fees (Note 3)	2,386
Accrued Chief Compliance Officer service fees (Note 3)	353
Accrued Directors’ fees (Note 3)	67
Payable for fund shares repurchased	333,991
Audit fees payable	23,843
Other payables and accrued expenses	14,543

TOTAL LIABILITIES	452,897

TOTAL NET ASSETS	$167,773,714

NET ASSETS CONSIST OF:

Capital stock	$119,835
Additional paid-in-capital	142,026,046
Undistributed net investment income	800,366
Accumulated net realized gain on investments	5,218,411
Net unrealized appreciation on investments	19,609,056

TOTAL NET ASSETS	$167,773,714

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($15,022,337/1,478,407 shares)	$10.16

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($152,751,377/10,505,075 shares)	$14.54

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $100,986)	$4,997,535

EXPENSES:

Management fees (Note 3)	742,753
Fund accounting and administration fees (Note 3)	68,930
Shareholder services fees (Class S)(Note 3)	35,287
Transfer agent fees (Note 3)	15,066
Directors’ fees (Note 3)	11,261
Chief Compliance Officer service fees (Note 3)	3,727
Custodian fees	20,399
Miscellaneous	76,706

Total Expenses	974,129

NET INVESTMENT INCOME	4,023,406

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	5,452,900
Net change in unrealized appreciation (depreciation) on investments	3,486,139

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	8,939,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,962,445

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$4,023,406	$4,783,262
Net realized gain on investments	5,452,900	21,255,846
Net change in unrealized appreciation (depreciation) on investments	3,486,139	(23,865,543)

Net increase from operations	12,962,445	2,173,565

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(428,816)	(445,287)
From net investment income (Class I)	(3,516,142)	(4,361,188)
From net realized gain on investments (Class S)	(2,478,979)	(940,919)
From net realized gain on investments (Class I)	(18,818,161)	(9,412,072)

Total distributions to shareholders	(25,242,098)	(15,159,466)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	3,583,814	(15,596,999)

Net decrease in net assets	(8,695,839)	(28,582,900)

NET ASSETS:

Beginning of year	176,469,553	205,052,453

End of year (including undistributed net investment income of $800,366 and $570,453,respectively)	$167,773,714	$176,469,553

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEARS ENDED				FOR THE PERIOD 3/1/12[1] TO 10/31/12
	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.64	$12.75	$11.88	$10.14	$10.00

Income from investment operations:
Net investment income[2]	0.22	0.26	0.26	0.26	0.12
Net realized and unrealized gain (loss) on investments	0.53	(0.21)	1.25	1.89	0.23

Total from investment operations	0.75	0.05	1.51	2.15	0.35

Less distributions to shareholders:
From net investment income	(0.32)	(0.36)	(0.34)	(0.35)	(0.21)
From net realized gain on investments	(1.91)	(0.80)	(0.30)	(0.06)	—

Total distributions to shareholders	(2.23)	(1.16)	(0.64)	(0.41)	(0.21)

Net asset value - End of period	$10.16	$11.64	$12.75	$11.88	$10.14

Net assets - End of period (000’s omitted)	$15,022	$15,471	$13,716	$10,667	$5,130

Total return[3]	7.99%	0.63%	13.12%	21.70%	3.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.82%	0.79%	0.79%	0.81%	0.86%[4]
Net investment income	2.19%	2.14%	2.11%	2.31%	1.76%[4]
Portfolio turnover	39%	49%	23%	19%	16%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized. 4Annualized.

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Financial Highlights - Class I*

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.69	$16.76	$15.41	$13.03	$11.96

Income from investment operations:
Net investment income[1]	0.35	0.39	0.38	0.37	0.34
Net realized and unrealized gain (loss) on investments	0.75	(0.27)	1.64	2.45	1.05

Total from investment operations	1.10	0.12	2.02	2.82	1.39

Less distributions to shareholders:
From net investment income	(0.34)	(0.39)	(0.37)	(0.38)	(0.30)
From net realized gain on investments	(1.91)	(0.80)	(0.30)	(0.06)	(0.02)

Total distributions to shareholders	(2.25)	(1.19)	(0.67)	(0.44)	(0.32)

Net asset value - End of year	$14.54	$15.69	$16.76	$15.41	$13.03

Net assets - End of year (000’s omitted)	$152,751	$160,999	$191,337	$158,989	$128,760

Total return[2]	8.24%	0.91%	13.44%	22.02%	11.77%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.57%	0.54%	0.54%	0.56%	0.59%
Net investment income	2.46%	2.44%	2.38%	2.63%	2.69%
Portfolio turnover	39%	49%	23%	19%	16%

*Effective March 1, 2012, the shares of the Series have been designated as Class I.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

16

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Disciplined Value Series Class I common stock and 100 million have been designated as Disciplined Value Series Class S common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

17

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$13,849,676	$13,849,676	$—	$—
Consumer Staples	31,110,318	31,110,318	—	—
Energy	4,794,416	4,794,416	—	—
Financials	15,766,816	15,766,816	—	—
Health Care	24,726,628	24,726,628	—	—
Industrials	36,392,946	36,392,946	—	—
Information Technology	34,036,713	34,036,713	—	—
Materials	5,717,825	5,717,825	—	—
Mutual Fund	1,415,938	1,415,938	—	—

Total assets	$167,811,276	$167,811,276	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2015 or October 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

18

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2013 through October 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

19

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.60% of average daily net assets each year. For the year ended October 31, 2016, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $63,528,138 and $80,790,238, respectively. There were no purchases or sales of U.S. Government securities.

20

Disciplined Value Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and I shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	506,341	$5,119,278	502,112	$6,090,178
Reinvested	303,546	2,901,921	118,130	1,368,047
Repurchased	(660,648)	(6,498,990)	(367,006)	(4,408,509)

Total	149,239	$1,522,209	253,236	$3,049,716

CLASS I	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,657,230	$23,170,514	2,135,524	$34,619,779
Reinvested	791,422	10,754,253	405,303	6,294,873
Repurchased	(2,205,722)	(31,863,162)	(3,694,895)	(59,561,367)

Total	242,930	$2,061,605	(1,154,068)	$(18,646,715)

At October 31, 2016, one shareholder account owned 35.2% of the Series, investment activities of this shareholder may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primary due to differing book and tax treatment on losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2016, amounts were reclassified within the capital accounts to increase Undistributed Net Investment Income by $151,465, decrease Additional Paid in Capital by $18,547, and decrease Accumulated Net Realized Gain on Investments by $132,918. Any such reclassifications are not reflected in the financial highlights.

21

Disciplined Value Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
Ordinary income	$4,100,118	$5,052,392
Long-term capital gains	21,141,980	10,107,074

At October 31, 2016, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$148,469,605
Unrealized appreciation	23,779,016
Unrealized depreciation	(4,437,345)

Net unrealized appreciation	$19,341,671

Undistributed ordinary income	$1,253,485
Undistributed long-term capital gains	$5,032,677

22

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Value Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

December 16, 2016

23

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $4,947,149 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 86.42%.

The Series designates $5,284,356 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2016.

24

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested	Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (2009-present)- Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016 - present)

Independent	Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage) (1995-2008) The Ashley Group (property management and investment) (1995-2008) Genesee Corporation (holding company) (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-present) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech) (2000-present)

ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014)

HLTH Corp (WebMD) (information) (2000-2010)

Cheyne Capital International (investment) (2000-present)

GMP Companies (investment) (2000-2011)

Cytos Biotechnology Ltd (biotechnology) (2012-present)

25

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit) (2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university) (1972-present)

Culinary Institute of America (non-profit college) (1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade

organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

26

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers	(continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011 - present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present) - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary- Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (1992-present) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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28

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29

Disciplined Value Series

Literature Requests

(unaudited)

Proxy	Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy	Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly	Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form

N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus	and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional	information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/16-AR

Overseas Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

U.S. and international equity markets delivered positive returns during the past year. Emerging market equities were the notable outperformers, driven by investors’ search for yield and their increased appetite for riskier assets. Abating unease related to Chinese growth, a relatively stable U.S. dollar, the year-to-date upturn in commodity prices, and increased liquidity amid generally easy policy across the globe also provided tailwinds for emerging market assets. Defensive sectors outperformed cyclicals for most of the period, since defensive securities tend to benefit from low interest rate environments and yield is a big component of total return. But the trend reversed amid a mid-year rotation away from crowded defensive sectors into cyclical stocks, and investors have since shown a preference for growth over yield.

Meanwhile, U.S. and global economic growth continued at a slow pace. Although various asset classes performed positively, the year was punctuated by bouts of market volatility. Ongoing concern regarding the price of oil and other commodities, speculation surrounding the trajectory of global economic growth and central bank policy, and political uncertainty — including the unexpected Brexit vote — fueled investor unease and served as volatility catalysts. Going forward, we anticipate an increased likelihood of further gyrations in financial markets as U.S. and global economic growth continues at a muted pace.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information to be helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

International equity markets generally delivered modestly positive absolute returns for the twelve-month period ended October 31, 2016. The broad MSCI All Country World ex U.S. Index (ACWIxUS) returned 0.22%. The Overseas Series returned -0.35% and slightly underperformed the benchmark on a relative basis.

The Series’ underperformance relative to ACWIxUS during the year was driven by stock selection. Conversely, sector positioning aided relative returns. Regarding major detractors from relative performance, stock selection in Energy challenged relative returns. Specifically, our investment in global uranium miner Cameco (2.20%*) under our Hurdle Rate strategy was a headwind to relative performance. Through our Hurdle Rate strategy, we seek to identify the strongest competitors in cyclical industries and build positions in those companies as the cycle bottoms. These businesses tend to reap the benefits when the cycle begins anew. Though the share price of Cameco has recently been under pressure amid investor perception that the recovery in the uranium market is being pushed out, emerging economies continue to invest heavily in nuclear capacity given its attractive characteristics as a baseload, low-cost, and clean power generation source. We expect this to result in long-term uranium demand growth as more reactors are constructed and connected to the grid. Additionally, we view the near absence of nuclear power generation in Japan following the Fukushima disaster as unsustainable due to the country’s heavy reliance on imports to fuel thermal units, which is weighing on the government’s push to reaccelerate the economy. Given the lack of investment in supply and expanding underlying demand, we see a growing supply deficit on the horizon. These dynamics lead to our view that uranium prices need to move significantly higher to incentivize producers to spend on new mines to address future demand. Therefore, we maintain our conviction in the company.

Offsetting a portion of the relative performance headwind was stock selection in Information Technology and Consumer Staples, which aided relative returns. The Series’ underweight to Financials and overweight to Information Technology compared to the benchmark aided relative returns as well.

In regard to the Series’ current positioning, we are focused on finding companies with growth drivers that are not tied to the broad economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt their competitive landscape. We are looking for businesses that are generating growth by creating new markets, expanding existing markets, or simply taking market share from their rivals. The goal is to identify companies trading at attractive valuations relative to their growth potential.

As we look toward 2017, we expect global economic growth to persist at a slow pace. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. The current backdrop suggests muted long-term returns going forward, so we are targeting companies exposed to secular (i.e., long-term) growth trends in an effort to generate above market returns. We continue to anticipate gyrations in equity markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics that Manning & Napier has employed for over 45 years as an active investment manager.

Please see the next page for additional performance information as of October 31, 2016.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

*Represents the percent of the Series’ holdings as of 10/31/2016. Calculations are based on a portfolio that excludes cash. Investments will change over time.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Overseas Series[3,4]	-0.35%	3.29%	1.89%	7.28%
MSCI ACWI ex USA Index[5]	0.22%	3.64%	1.61%	5.22%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2016 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 4 below). Prior to 2001, the MSCI ACWI ex USA only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for the year ended October 31, 2016.

4Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: International Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Overseas Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, the historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD* 5/1/16-10/31/16
Actual	$1,000.00	$991.90	$3.71
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.76

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.74%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

Overseas Series

Portfolio Composition as of October 31, 2016

(unaudited)

5

Overseas Series

Investment Portfolio - October 31, 2016

	SHARES	VALUE
		(NOTE 2)

COMMON STOCKS - 97.9%

Consumer Discretionary - 17.0%
Diversified Consumer Services - 2.0%
Kroton Educacional S.A. (Brazil)	3,673,648	$18,287,678

Hotels, Restaurants & Leisure - 3.0%
Accor S.A. (France)[1]	743,510	28,213,631

Internet & Direct Marketing Retail - 0.5%
Zalando SE (Germany)*[1,2]	107,030	4,706,633

Media - 6.3%
Dish TV India Ltd. (India)*[1]	5,219,820	7,821,654
ITV plc (United Kingdom)[1]	8,869,190	18,490,110
Liberty Global plc - Class A - ADR (United Kingdom)*	1,012,430	33,005,218

		59,316,982

Specialty Retail - 2.5%
Kingfisher plc (United Kingdom)[1]	5,248,759	23,186,076

Textiles, Apparel & Luxury Goods - 2.7%
lululemon athletica, Inc. (United States)*	437,650	25,055,462

Total Consumer Discretionary		158,766,462

Consumer Staples - 24.6%
Beverages - 9.7%
Ambev S.A. - ADR (Brazil)	4,858,645	28,666,006
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	261,430	30,004,398
Diageo plc (United Kingdom)[1]	1,205,140	32,076,788

		90,747,192

Food & Staples Retailing - 1.1%
Tesco plc (United Kingdom)*[1]	3,994,940	10,289,757

Food Products - 4.9%
Danone S.A. (France)[1]	328,350	22,773,909
Nestle S.A. (Switzerland)[1]	317,790	23,044,196

		45,818,105

Personal Products - 5.2%
Beiersdorf AG (Germany)[1]	114,610	10,104,028
Unilever plc - ADR (United Kingdom)	918,170	38,260,144

		48,364,172

Tobacco - 3.7%
Japan Tobacco, Inc. (Japan)[1]	913,100	34,716,177

Total Consumer Staples		229,935,403

Energy - 6.2%
Energy Equipment & Services - 3.9%
Schlumberger Ltd. (United States)	469,400	36,721,162

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels - 2.3%
Cameco Corp. (Canada)	2,724,370	$20,977,649

Total Energy		57,698,811

Health Care - 15.4%
Health Care Equipment & Supplies - 3.9%
Medtronic plc (United States)	422,890	34,685,438
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	2,601,182	1,693,492

		36,378,930

Health Care Providers & Services - 2.8%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	326,520	26,596,528

Life Sciences Tools & Services - 2.5%
QIAGEN N.V. (United States)*	546,344	13,319,867
QIAGEN N.V. (United States)*[1]	401,066	9,809,107

		23,128,974

Pharmaceuticals - 6.2%
Novartis AG - ADR (Switzerland)	497,620	35,340,972
Perrigo Co. plc (United States)	266,890	22,202,579

		57,543,551

Total Health Care		143,647,983

Industrials - 11.6%
Aerospace & Defense - 2.9%
Safran S.A. (France)[1]	401,935	27,657,817

Airlines - 2.0%
Ryanair Holdings plc - ADR (Ireland)*	247,287	18,568,781

Machinery - 2.4%
Sulzer AG (Switzerland)[1]	128,955	12,699,649
The Weir Group plc (United Kingdom)[1]	461,990	9,596,858

		22,296,507

Trading Companies & Distributors - 3.5%
Brenntag AG (Germany)[1]	526,879	28,167,174
Howden Joinery Group plc (United Kingdom)[1]	909,460	4,164,569

		32,331,743

Transportation Infrastructure - 0.8%
Aena S.A. (Spain)[1,2]	50,292	7,369,604

Total Industrials		108,224,452

Information Technology - 15.6%
Internet Software & Services - 8.7%
Alibaba Group Holding Ltd. - ADR (China)*	227,950	23,180,236
Baidu, Inc. - ADR (China)*	103,500	18,305,010

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2016

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services (continued)
Just Eat plc (United Kingdom)*[1]	719,794	$4,944,512
Tencent Holdings Ltd. - Class H (China)[1]	1,315,000	34,850,573

		81,280,331

IT Services - 3.5%
Amdocs Ltd. - ADR (United States)	555,964	32,496,096

Technology Hardware, Storage & Peripherals - 3.4%
Samsung Electronics Co. Ltd. (South Korea)[1]	22,290	31,882,020

Total Information Technology		145,658,447

Materials - 4.2%
Chemicals - 2.0%
Akzo Nobel N.V. (Netherlands)[1]	214,410	13,853,322
Solvay S.A. (Belgium)[1]	40,850	4,686,066

		18,539,388

Metals & Mining - 2.2%
Alumina Ltd. (Australia)[1]	9,013,518	10,833,130
Norsk Hydro ASA (Norway)[1]	2,243,124	10,028,425

		20,861,555

Total Materials		39,400,943

Telecommunication Services - 3.3%
Wireless Telecommunication Services - 3.3%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	2,325,310	30,554,573

TOTAL COMMON STOCKS
(Identified Cost $941,534,140)		913,887,074

SHORT-TERM INVESTMENT - 1.7%

Dreyfus Government Cash Management[3], 0.28%
(Identified Cost $16,248,645)	16,248,645	16,248,645

TOTAL INVESTMENTS - 99.6%
(Identified Cost $957,782,785)		930,135,719
OTHER ASSETS, LESS LIABILITIES - 0.4%		3,469,342

NET ASSETS - 100%		$933,605,061

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $12,076,237 or 1.3% of the Series’ net assets as of October 31, 2016.

3Rate shown is the current yield as of October 31, 2016.

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Investment Portfolio - October 31, 2016

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United States - 18.7%; United Kingdom - 18.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statement of Assets & Liabilities

October 31, 2016

ASSETS:

Investments, at value (identified cost $957,782,785) (Note 2)	$930,135,719
Receivable for securities sold	45,800,503
Foreign tax reclaims receivable	4,507,704
Dividends receivable	1,485,087
Receivable for fund shares sold	11,610

TOTAL ASSETS	981,940,623

LIABILITIES:

Accrued management fees (Note 3)	626,210
Accrued fund accounting and administration fees (Note 3)	22,233
Accrued transfer agent fees (Note 3)	1,000
Accrued Chief Compliance Officer service fees (Note 3)	353
Accrued Directors’ fees (Note 3)	402
Accrued foreign capital gains tax (Note 2)	1,062
Payable for securities purchased	3,231,950
Payable for fund shares repurchased	44,333,349
Other payables and accrued expenses	119,003

TOTAL LIABILITIES	48,335,562

TOTAL NET ASSETS	$933,605,061

NET ASSETS CONSIST OF:

Capital stock	$447,099
Additional paid-in-capital	1,133,066,743
Undistributed net investment income	14,321,898
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(186,197,575)
Net unrealized appreciation (depreciation) on investments (net of foreign capital gain tax of $1,062), foreign currency and translation of other assets and liabilities	(28,033,104)

TOTAL NET ASSETS	$933,605,061

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($933,605,061/44,709,885 shares)	$20.88

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statement of Operations

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $2,659,473)	$28,046,284

EXPENSES:

Management fees (Note 3)	8,593,177
Fund accounting and administration fees (Note 3)	154,253
Directors’ fees (Note 3)	86,288
Transfer agent fees (Note 3)	6,432
Chief Compliance Officer service fees (Note 3)	3,727
Custodian fees	140,387
Miscellaneous	190,960

Total Expenses	9,175,224

NET INVESTMENT INCOME	18,871,060

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(89,943,313)
Foreign currency and translation of other assets and liabilities	(293,894)

(90,237,207)

Net change in unrealized appreciation (depreciation) on-
Investments (net increase in accrued foreign capital gain tax of $1,062)	57,128,757
Foreign currency and translation of other assets and liabilities	(49,223)

57,079,534

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(33,157,673)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,286,613)

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$18,871,060	$31,225,146
Net realized loss on investments and foreign currency	(90,237,207)	(96,890,011)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	57,079,534	11,166,783

Net decrease from operations	(14,286,613)	(54,498,082)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(27,334,427)	(38,104,257)
From net realized gain on investments	—	(188,046,421)

Total distributions to shareholders	(27,334,427)	(226,150,678)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(750,051,441)	(646,381,264)

Net decrease in net assets	(791,672,481)	(927,030,024)

NET ASSETS:

Beginning of year	1,725,277,542	2,652,307,566

End of year (including undistributed net investment income of $14,321,898 and $25,786,926,respectively)	$933,605,061	$1,725,277,542

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.34	$24.31	$27.39	$22.47	$22.63

Income (loss) from investment operations:
Net investment income[1]	0.32	0.32	0.36	0.41	0.36
Net realized and unrealized gain (loss) on investments	(0.41)	(1.14)	(1.98)	4.88	0.51

Total from investment operations	(0.09)	(0.82)	(1.62)	5.29	0.87

Less distributions to shareholders:
From net investment income	(0.37)	(0.36)	(0.37)	(0.37)	(0.52)
From net realized gain on investments	—	(1.79)	(1.09)	—	(0.51)

Total distributions to shareholders	(0.37)	(2.15)	(1.46)	(0.37)	(1.03)

Net asset value - End of year	$20.88	$21.34	$24.31	$27.39	$22.47

Net assets - End of year (000’s omitted)	$933,605	$1,725,278	$2,652,308	$2,661,662	$1,993,999

Total return[2]	(0.35%)	(3.02%)	(6.13%)	23.87%	4.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.74%	0.74%	0.75%	0.75%
Net investment income	1.54%	1.41%	1.37%	1.65%	1.68%
Portfolio turnover	37%	59%	39%	43%	42%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 200 million have been designated as Overseas Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$158,766,462	$76,348,358	$82,418,104	$—
Consumer Staples	229,935,403	66,926,150	163,009,253	—
Energy	57,698,811	57,698,811	—	—
Health Care	143,647,983	105,548,856	38,099,127	—
Industrials	108,224,452	18,568,781	89,655,671	—
Information Technology	145,658,447	73,981,342	71,677,105	—
Materials	39,400,943	—	39,400,943	—
Telecommunication Services	30,554,573	30,554,573	—	—
Mutual Fund	16,248,645	16,248,645	—	—

Total assets	$930,135,719	$445,875,516	$484,260,203	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2015 or October 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

15

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2013 through October 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

16

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 28, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. For the year ended October 31, 2016, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $445,246,454 and $1,180,828,139 respectively. There were no purchases or sales of U.S. Government securities.

17

Overseas Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class A shares of Overseas Series were:

	FOR THE YEAR ENDED 10/31/2016		FOR THE YEAR ENDED 10/31/2015
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,020,767	$98,878,846	8,589,455	$192,939,757
Reinvested	1,253,129	25,137,767	10,511,668	216,435,237
Repurchased	(42,419,827)	(874,068,054)	(47,346,296)	(1,055,756,258)

Total	(36,145,931)	$(750,051,441)	(28,245,173)	$(646,381,264)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2016, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $2,383,690, decrease Undistributed Net Investment Income by $3,001,661, and decrease Accumulated Net Realized Loss on Investments by $617,971. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
Ordinary income	$27,334,427	$73,208,251
Long-term capital gains	—	152,942,427

18

Overseas Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At October 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$995,418,621
Unrealized appreciation	63,452,986
Unrealized depreciation	(128,735,888)

Net unrealized depreciation	$(65,282,902)

Undistributed ordinary income	$14,321,898
Capital loss carryforward	$(148,561,739)

At October 31, 2016, the Series had net short-term capital loss carryforwards of $35,615,095 and net long-term capital loss carryforwards of $112,946,644, which may be carried forward indefinitely.

19

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 16, 2016

20

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $27,504,184 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $30,643,179 and foreign taxes paid of $2,233,908 for the year ended October 31, 2016.

21

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present) - Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016 - present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008) The Ashley Group (property management and investment) (1995-2008) Genesee Corporation (holding company) (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-present) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech) (2000-present)

ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014)

HLTH Corp (WebMD) (information) (2000-2010)

Cheyne Capital International (investment) (2000-present)

GMP Companies (investment) (2000-2011)

Cytos Biotechnology Ltd (biotechnology) (2012-present)

22

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit) (2007-present)

Amherst Early Music, Inc. (non-profit) (2009-present)

Gotham Early Music Scene, Inc. (non-profit) (2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university) (1972-present)

Culinary Institute of America (non-profit college) (1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade

organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

23

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present)- Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (1992-present)
- Manning & Napier Advisors, LLC
Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

Overseas Series

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/16-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

U.S. and international equity markets delivered positive returns during the past year. Emerging market equities were the notable outperformers, driven by investors’ search for yield and their increased appetite for riskier assets. Abating unease related to Chinese growth, a relatively stable U.S. dollar, the year-to-date upturn in commodity prices, and increased liquidity amid generally easy policy across the globe also provided tailwinds for emerging market assets. Defensive sectors outperformed cyclicals for most of the period, since defensive securities tend to benefit from low interest rate environments and yield is a big component of total return. But the trend reversed amid a mid-year rotation away from crowded defensive sectors into cyclical stocks, and investors have since shown a preference for growth over yield.

Meanwhile, U.S. and global economic growth continued at a slow pace. Although various asset classes performed positively, the year was punctuated by bouts of market volatility. Ongoing concern regarding the price of oil and other commodities, speculation surrounding the trajectory of global economic growth and central bank policy, and political uncertainty — including the unexpected Brexit vote — fueled investor unease and served as volatility catalysts. Going forward, we anticipate an increased likelihood of further gyrations in financial markets as U.S. and global economic growth continues at a muted pace.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information to be helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2016. The S&P 500 Index gained 4.48% while the Russell 3000 Index earned 4.24%. International equity markets generally delivered modestly positive absolute returns, with the broad MSCI All Country World ex U.S. Index (ACWIxUS) returning 0.22%. Meanwhile, bond markets as represented by the Bloomberg Barclays U.S. Aggregate Bond Index were positive, returning 4.37%. Each of the Pro-Blend® Series — that is, the Maximum Term, Extended Term, Moderate Term, and Conservative Term — delivered positive absolute returns but underperformed its blended benchmark during the one-year period with the exception of the Pro-Blend® Maximum Term Series Class I, which outperformed its blended benchmark. Despite the near-term relative underperformance, each Pro-Blend® Series continues to provide competitive absolute and relative returns over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, each Series has outperformed its respective blended benchmark with the exception of the Pro-Blend® Conservative and Moderate Term Series Class C.

During the past year, each Series’ underweight to longer-dated nominal (i.e., not adjusted for inflation) Treasuries compared to the blended benchmark was a headwind to relative performance. Each Series’ shorter fixed income duration compared to the blended benchmark also challenged relative returns, as U.S. interest rates generally declined, which benefitted longer-duration fixed income securities. Additionally, the Series’ allocation to managed futures provided a headwind to relative performance in each Series that contained exposure to the managed futures strategy (managed futures were removed from each applicable Series during the first quarter of 2016). Stock selection in Materials and Real Estate also challenged relative returns.

Offsetting a portion of the relative performance headwind was the aggregate effect of stock selection, which aided relative returns. This was primarily driven by strong stock selection in Health Care. Each Series’ overweight to Information Technology compared to the blended benchmark aided relative returns as well.

In regard to current portfolio positioning, the equity portion of the Series is concentrated in companies with growth drivers that are not tied to the broad economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt their competitive landscape. We are looking for businesses that are generating growth by creating new markets, expanding existing markets, or simply taking market share from their rivals. The goal is to identify companies trading at attractive valuations relative to their growth potential.

With regard to fixed income, we continue to maintain a sizeable allocation to corporate bonds but remain mindful that we are in the seventh year of economic expansion and valuations are not as compelling as they were previously. High yield bond spreads have tightened since we increased exposure to the sector in August 2015 (narrowing spreads indicate improved confidence in creditworthiness). As a result, we capitalized on market strength and trimmed high yield bond exposure during the third quarter of 2016, using the proceeds to increase our holdings of short- and intermediate-term nominal Treasuries. We also sold some AAA-rated commercial mortgage-backed securities during the third quarter, as valuations had become expensive. The proceeds were used to purchase comparable-duration Agency securities. The portfolios continue to have a notable allocation to Treasury Inflation-Protected Securities (TIPS) as well.

As we look toward 2017, we expect global economic growth to persist at a slow pace. Broadly speaking, valuations in the developed world are on the expensive side of neutral, whereas valuations in select emerging markets are relatively more attractive. The current backdrop suggests muted long-term returns going forward, so we are targeting companies exposed to secular (i.e., long-term) growth trends in an effort to generate above market returns. We continue to anticipate gyrations in equity markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics that Manning & Napier has employed for over 45 years as an active investment manager.

Fund Commentary

(unaudited)

Performance Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Performance Update as of October 31, 2016 - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class S3	3.07%	4.40%	4.71%	5.64%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class I3,4	3.26%	4.60%	4.87%	5.72%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class C3,5	2.24%	3.58%	3.90%	4.86%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class R3,5	2.79%	4.10%	4.44%	5.40%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[6]	3.24%	2.44%	4.24%	5.10%
Conservative Term Composite Benchmark[7]	3.36%	5.02%	5.14%	6.07%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2016 to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 0.87% for Class S, 0.67% for Class I, 1.67% for Class C and 1.17% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S, 0.67% for Class I, 1.67% for Class C and 1.17% for Class R for the year ended October 31, 2016.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc.

- Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

Performance Update as of October 31, 2016 - Pro-Blend® Conservative Term Series

(unaudited)

6The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the Conservative Term Composite Benchmark.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,021.20	$4.32	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%
Class I
Actual	$1,000.00	$1,021.70	$3.30	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30	0.65%
Class C
Actual	$1,000.00	$1,017.10	$8.37	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.36	1.65%
Class R
Actual	$1,000.00	$1,019.80	$5.79	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.79	1.14%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Conservative Term Series

As of October 31, 2016 (unaudited)

Sector Allocation[4]
Information Technology	10.7%
Financials	8.6%
Consumer Discretionary	7.3%
Energy	5.1%
Industrials	5.1%
Health Care	4.4%
Consumer Staples	4.2%
Real Estate	4.1%
Materials	3.7%
Telecommunication Services	1.5%
Utilities	0.2%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[5]
Johnson & Johnson	1.0%
Cerner Corp.	0.9%
Monsanto Co.	0.9%
Facebook, Inc. - Class A	0.9%
Microsoft Corp.	0.9%

5As a percentage of total investments.
Top Five Bond Holdings[6]
U.S. Treasury Note, 0.75%, 4/15/2018	4.4%
U.S. Treasury Note, 1.75%, 4/30/2022	4.4%
U.S. Treasury Note, 1.375%, 04/30/2020	4.3%
U.S. Treasury Inflation Indexed Note, 0.125%, 04/15/2017	2.0%
U.S. Treasury Inflation Indexed Note, 0.125%, 04/15/2020	1.8%

6As a percentage of total investments.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 32.9%

Consumer Discretionary - 5.7%
Automobiles - 0.1%
Honda Motor Co., Ltd. - ADR (Japan)	22,807	$680,333

Hotels, Restaurants & Leisure - 0.5%
Accor S.A. (France)[1]	3,920	148,750
Yum! Brands, Inc.	61,890	5,339,869

		5,488,619

Household Durables - 0.0%##
LGI Homes, Inc.*	6,620	197,011

Internet & Direct Marketing Retail - 1.6%
Amazon.com, Inc.*	10,130	8,000,877
The Priceline Group, Inc.*	5,600	8,255,688
TripAdvisor, Inc.*[2]	35,360	2,280,013

		18,536,578

Media - 2.3%
Cinemark Holdings, Inc.	25,540	1,016,492
ITV plc (United Kingdom)[1]	827,440	1,725,012
Liberty Global plc - Class A - ADR (United Kingdom)*	167,790	5,469,954
Time Warner, Inc.	78,950	7,025,760
Tribune Media Co. - Class A	136,240	4,441,424
Twenty-First Century Fox, Inc. - Class A2	259,470	6,816,277

		26,494,919

Multiline Retail - 0.2%
Dollar General Corp.	17,130	1,183,512
Macy’s, Inc.	15,786	576,031
Target Corp.	9,638	662,420

		2,421,963

Specialty Retail - 0.6%
DSW, Inc. - Class A	28,331	588,435
The Home Depot, Inc.	16,661	2,032,809
Kingfisher plc (United Kingdom)[1]	663,050	2,928,983
L Brands, Inc.	8,550	617,224
Staples, Inc.	92,130	681,762
Williams-Sonoma, Inc.	14,758	682,115

		7,531,328

Textiles, Apparel & Luxury Goods - 0.4%
lululemon athletica, Inc.*	92,120	5,273,870

Total Consumer Discretionary		66,624,621

Consumer Staples - 2.7%
Beverages - 1.5%
Ambev S.A. - ADR (Brazil)	951,830	5,615,797
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	35,020	4,019,256
Diageo plc (United Kingdom)[1]	201,586	5,365,544
PepsiCo, Inc.	21,338	2,287,434

		17,288,031

Food & Staples Retailing - 0.2%
Wal-Mart Stores, Inc.	37,667	2,637,443

Food Products - 0.1%
General Mills, Inc.	11,499	712,708
J&J Snack Foods Corp.	6,292	768,568

		1,481,276

Household Products - 0.4%
Colgate-Palmolive Co.	13,840	987,622
Kimberly-Clark Corp.	5,193	594,131
The Procter & Gamble Co.	30,989	2,689,845

		4,271,598

Personal Products - 0.5%
Unilever plc - ADR (United Kingdom)	134,577	5,607,824

Total Consumer Staples		31,286,172

Energy - 1.6%
Energy Equipment & Services - 0.6%
Schlumberger Ltd.	84,300	6,594,789

Oil, Gas & Consumable Fuels - 1.0%
BP plc - ADR (United Kingdom)	42,619	1,515,106
Chevron Corp.	14,486	1,517,408
ConocoPhillips	11,385	494,678
Exxon Mobil Corp.	25,903	2,158,238
Hess Corp.	7,811	374,694
Occidental Petroleum Corp.	14,507	1,057,705
Range Resources Corp.	111,630	3,771,978
Royal Dutch Shell plc - Class B - ADR (Netherlands)	12,620	660,152
TOTAL S.A. (France)[1]	9,918	475,123

		12,025,082

Total Energy		18,619,871

Financials - 1.7%
Banks - 1.1%
Bank of America Corp.	44,105	727,732
Citigroup, Inc.	29,748	1,462,114
JPMorgan Chase & Co.	55,201	3,823,221
KeyCorp.	53,753	758,992
The PNC Financial Services Group, Inc.	11,237	1,074,257

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
U.S. Bancorp	38,395	$1,718,560
Wells Fargo & Co.	68,469	3,150,259

		12,715,135

Capital Markets - 0.5%
Apollo Investment Corp.	35,041	207,092
Ares Capital Corp.	14,722	225,247
BlackRock, Inc.	13,980	4,770,535
Fifth Street Finance Corp.	36,866	198,708
Medley Capital Corp.	27,285	205,729
PennantPark Investment Corp.	26,404	198,822
Prospect Capital Corp.	33,175	261,751
Thomson Reuters Corp.	14,404	567,662

		6,635,546

Insurance - 0.1%
Principal Financial Group, Inc.	17,416	950,914

Total Financials		20,301,595

Health Care - 4.0%
Biotechnology - 0.2%
AbbVie, Inc.	17,513	976,875
Amgen, Inc.	7,556	1,066,605

		2,043,480

Health Care Equipment & Supplies - 0.7%
Abbott Laboratories	18,632	731,121
Medtronic plc	92,760	7,608,175

		8,339,296

Health Care Providers & Services - 0.3%
Brookdale Senior Living, Inc.*	6,230	89,899
Express Scripts Holding Co.*[2]	53,200	3,585,680

		3,675,579

Health Care Technology - 1.0%
Cerner Corp.*	185,490	10,866,004

Pharmaceuticals - 1.8%
Eli Lilly & Co.	7,747	572,038
Johnson & Johnson	100,379	11,642,960
Merck & Co., Inc.	41,949	2,463,245
Perrigo Co. plc	10,351	861,100
Pfizer, Inc.	69,948	2,218,051
Roche Holding AG (Switzerland)[1]	2,652	609,116
Sanofi (France)[1]	9,203	716,170
Sanofi - ADR (France)	32,407	1,260,308
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	14,733	629,688

		20,972,676

Total Health Care		45,897,035

Industrials - 2.7%
Aerospace & Defense - 0.7%
The Boeing Co.	9,254	1,318,048
General Dynamics Corp.	5,408	815,202
Lockheed Martin Corp.	4,753	1,171,044
Raytheon Co.	5,307	724,989
Safran S.A. (France)[1]	50,610	3,482,558
United Technologies Corp.	11,088	1,133,194

		8,645,035

Air Freight & Logistics - 0.2%
United Parcel Service, Inc. - Class B	20,387	2,196,903

Commercial Services & Supplies - 0.1%
Covanta Holding Corp.	42,090	631,350
Waste Management, Inc.	10,141	665,858

		1,297,208

Electrical Equipment - 0.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	37,600	776,441
Emerson Electric Co.	12,186	617,586

		1,394,027

Industrial Conglomerates - 0.4%
3M Co.	14,694	2,428,918
General Electric Co.	47,461	1,381,115
Honeywell International, Inc.	5,766	632,415

		4,442,448

Machinery - 0.5%
Caterpillar, Inc.	9,923	828,174
Flowserve Corp.	79,921	3,384,654
Illinois Tool Works, Inc.	6,483	736,274
Pentair plc (United Kingdom)	8,872	489,113

		5,438,215

Professional Services - 0.5%
Nielsen Holdings plc	129,973	5,851,384

Road & Rail - 0.2%
Kansas City Southern	12,534	1,099,984

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail (continued)
Union Pacific Corp.	16,675	$1,470,402

		2,570,386

Total Industrials		31,835,606

Information Technology - 8.9%
Communications Equipment - 0.2%
Cisco Systems, Inc.	55,441	1,700,930
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	72,750	354,292

		2,055,222

Internet Software & Services - 1.6%
Alphabet, Inc. - Class A*	4,690	3,798,431
Alphabet, Inc. - Class C*	6,560	5,146,582
Facebook, Inc. - Class A*	80,010	10,480,510

		19,425,523

IT Services - 2.0%
Automatic Data Processing, Inc.	8,003	696,741
Broadridge Financial Solutions, Inc.	8,976	580,388
International Business Machines Corp.	10,807	1,660,928
InterXion Holding N.V. - ADR (Netherlands)*	8,400	312,732
MasterCard, Inc. - Class A2	94,360	10,098,407
PayPal Holdings, Inc.*	97,330	4,054,768
Visa, Inc. - Class A2	67,750	5,590,052

		22,994,016

Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	55,872	1,948,257
QUALCOMM, Inc.	115,884	7,963,548
Skyworks Solutions, Inc.	88,920	6,841,505
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	51,800	1,610,980
Texas Instruments, Inc.	15,836	1,121,981

		19,486,271

Software - 2.5%
Electronic Arts, Inc.*	109,610	8,606,577
Microsoft Corp.	172,428	10,331,886
ServiceNow, Inc.*	111,410	9,794,053

		28,732,516

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	87,849	9,974,375
Canon, Inc. - ADR (Japan)	23,148	664,811

		10,639,186

Total Information Technology		103,332,734

Materials - 2.7%
Chemicals - 1.9%
Akzo Nobel N.V. (Netherlands)[1]	13,430	867,731
Ashland Global Holdings, Inc.	62,170	6,946,254
The Dow Chemical Co.	8,823	474,766
E.I. du Pont de Nemours & Co.	6,857	471,693
FMC Corp.	13,450	630,670
LyondellBasell Industries N.V. - Class A	7,323	582,545
Monsanto Co.	104,527	10,533,186
Praxair, Inc.	5,055	591,738
RPM International, Inc.	19,556	929,692

		22,028,275

Containers & Packaging - 0.3%
Bemis Co., Inc.	18,536	903,074
Graphic Packaging Holding Co.	49,696	621,200
Sealed Air Corp.	30,050	1,371,182
Sonoco Products Co.	8,677	436,366

		3,331,822

Metals & Mining - 0.5%
Arconic, Inc.	193,993	5,571,479

Total Materials		30,931,576

Real Estate - 2.7%
Equity Real Estate Investment Trusts (REITS) - 2.5%
Agree Realty Corp.	8,620	416,778
Alexandria Real Estate Equities, Inc.	3,800	409,679
American Campus Communities, Inc.	5,950	310,055
American Homes 4 Rent - Class A	15,800	333,539
Apartment Investment & Management Co. - Class A	9,020	397,512
AvalonBay Communities, Inc.	3,090	528,946
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	7,920	112,522
Boston Properties, Inc.	2,150	259,032
Brandywine Realty Trust	18,980	294,190
Brixmor Property Group, Inc.	7,400	188,108
CatchMark Timber Trust, Inc. - Class A	72,386	762,948
Chesapeake Lodging Trust	14,270	309,802

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Colony Starwood Homes	27,610	$800,966
Columbia Property Trust, Inc.	7,630	160,840
Community Healthcare Trust, Inc.	43,807	980,401
CoreSite Realty Corp.	1,680	123,883
Crown Castle International Corp.	8,778	798,710
CubeSmart	29,140	759,680
DDR Corp.	21,420	327,512
Digital Realty Trust, Inc.	3,520	328,874
Douglas Emmett, Inc.	10,160	370,840
Education Realty Trust, Inc.	6,360	270,872
Equinix, Inc.	1,400	500,192
Equity LifeStyle Properties, Inc.	2,960	224,486
Equity One, Inc.	10,990	313,215
Equity Residential	7,850	484,737
Extra Space Storage, Inc.	3,190	233,348
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	132,183	111,895
Forest City Realty Trust, Inc. - Class A	21,690	468,287
General Growth Properties, Inc.	11,480	286,426
Global Medical REIT, Inc.	15,480	150,930
Healthcare Trust of America, Inc. - Class A	8,350	255,510
Host Hotels & Resorts, Inc.	10,960	169,661
Klepierre (France)[1]	6,230	254,607
Lamar Advertising Co. - Class A	14,340	909,873
LaSalle Hotel Properties	7,010	166,488
Life Storage, Inc.	7,200	580,680
Mid-America Apartment Communities, Inc.	2,950	273,612
NorthStar Realty Finance Corp.	18,160	263,683
Outfront Media, Inc.	58,950	1,268,014
Pennsylvania Real Estate Investment Trust	15,830	308,843
Physicians Realty Trust	23,650	467,560
Potlatch Corp.	32,690	1,255,296
Prologis, Inc.	12,930	674,429
Public Storage	1,600	341,952
Retail Properties of America, Inc. - Class A	11,850	184,504
Rexford Industrial Realty, Inc.	17,860	376,132
Senior Housing Properties Trust	9,130	194,195
Simon Property Group, Inc.	5,460	1,015,342
Spirit Realty Capital, Inc.	24,950	297,154
STORE Capital Corp.	25,592	698,406
Sun Communities, Inc.	2,800	215,404
Tanger Factory Outlet Centers, Inc.	8,290	288,492
Taubman Centers, Inc.	3,360	243,466
Terreno Realty Corp.	13,520	352,872
UDR, Inc.	5,210	182,194
Urban Edge Properties	10,810	279,006
Ventas, Inc.	4,930	334,008
Vornado Realty Trust	2,600	241,228
Welltower, Inc.	4,430	303,588
Weyerhaeuser Co.	161,966	4,847,642

		29,263,046

Real Estate Management & Development - 0.2%
CBRE Group, Inc. - Class A*	4,090	105,358
First Capital Realty, Inc. (Canada)	8,460	134,913
Realogy Holdings Corp.	73,570	1,684,017

		1,924,288

Total Real Estate		31,187,334

Telecommunication Services - 0.1%
Wireless Telecommunication Services - 0.1%
NTT DOCOMO, Inc. - ADR (Japan)	53,572	1,346,800

Utilities - 0.1%
Electric Utilities - 0.1%
Eversource Energy	9,461	520,923
Exelon Corp.	10,185	347,003

		867,926

Multi-Utilities - 0.0%##
CMS Energy Corp.	14,181	597,729

Total Utilities		1,465,655

TOTAL COMMON STOCKS
(Identified Cost $357,163,646)		382,828,999

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS - 21.9%

Non-Convertible Corporate Bonds - 21.9%
Consumer Discretionary - 1.5%
Auto Components - 0.3%
Dana Financing Luxembourg S.A.R.L.[4], 6.50%, 6/1/2026	205,000	$218,069
Magna International, Inc. (Canada), 4.15%, 10/1/2025	3,095,000	3,353,822

		3,571,891

Household Durables - 0.5%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[4], 6.125%, 7/1/2022	605,000	614,075
Lennar Corp., 12.25%, 6/1/2017	720,000	760,500
Meritage Homes Corp., 7.15%, 4/15/2020	150,000	166,500
Meritage Homes Corp., 7.00%, 4/1/2022	275,000	306,900
NVR, Inc., 3.95%, 9/15/2022	2,595,000	2,734,450
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	295,000	301,638
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	340,000	309,400

		5,193,463

Internet & Direct Marketing Retail - 0.5%
The Priceline Group, Inc., 3.60%, 6/1/2026	5,460,000	5,660,999

Media - 0.1%
Comcast Corp., 3.20%, 7/15/2036	670,000	638,320
Sirius XM Radio, Inc.[4], 5.375%, 4/15/2025	450,000	458,955
VTR Finance B.V. (Chile)[4], 6.875%, 1/15/2024	580,000	606,825

		1,704,100

Multiline Retail - 0.1%
Dollar General Corp., 3.25%, 4/15/2023	1,570,000	1,605,074

Total Consumer Discretionary		17,735,527

Consumer Staples - 1.5%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	2,490,000	2,814,945
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	1,815,000	2,868,183
PepsiCo, Inc., 3.10%, 7/17/2022	2,710,000	2,859,833

		8,542,961

Food & Staples Retailing - 0.7%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	640,000	620,800
CVS Health Corp., 3.50%, 7/20/2022	4,060,000	4,289,605
The Kroger Co., 2.60%, 2/1/2021	2,805,000	2,858,979

		7,769,384

Food Products - 0.1%
Pinnacle Operating Corp.[4], 9.00%, 11/15/2020	1,190,000	737,800

Household Products - 0.0%##
HRG Group, Inc., 7.75%, 1/15/2022	300,000	312,750

Total Consumer Staples		17,362,895

Energy - 3.5%
Energy Equipment & Services - 0.8%
Ensco plc, 5.20%, 3/15/2025	1,790,000	1,456,058
McDermott International, Inc.[4], 8.00%, 5/1/2021	560,000	543,200
Pride International, Inc., 8.50%, 6/15/2019	700,000	761,250
Schlumberger Holdings Corp.[4], 3.625%, 12/21/2022	5,520,000	5,900,455

		8,660,963

Oil, Gas & Consumable Fuels - 2.7%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	5,545,000	5,800,724
Cheniere Corpus Christi Holdings, LLC[4], 7.00%, 6/30/2024	490,000	519,400
Chevron Corp., 1.79%, 11/16/2018	2,850,000	2,874,305
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	2,730,000	2,949,850
ConocoPhillips Co., 3.35%, 11/15/2024	2,820,000	2,865,261
ConocoPhillips Co., 3.35%, 5/15/2025	640,000	650,819
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	275,000	281,187
Enviva Partners LP - Enviva Partners Finance Corp.[4], 8.50%, 11/1/2021	455,000	465,237
Hilcorp Energy I LP - Hilcorp Finance Co.[4], 5.75%, 10/1/2025	235,000	235,588
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	5,910,000	6,109,250
Kinder Morgan, Inc.[4], 5.625%, 11/15/2023	2,720,000	3,009,275

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
NGL Energy Partners LP - NGL Energy Finance Corp.[4], 7.50%, 11/1/2023		295,000	$295,738
Oasis Petroleum, Inc., 6.875%, 1/15/2023		75,000	73,500
PBF Holding Co. LLC - PBF Finance Corp.[4], 7.00%, 11/15/2023		445,000	411,625
Petroleos Mexicanos (Mexico), 4.50%, 1/23/2026		2,900,000	2,801,400
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		440,000	463,100
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[4], 5.50%, 9/15/2024		450,000	447,750
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023		1,495,000	1,590,321

			31,844,330

Total Energy			40,505,293

Financials - 6.8%
Banks - 3.4%
Bank of America Corp., 5.70%, 5/2/2017		2,705,000	2,763,563
Bank of America Corp., 4.00%, 1/22/2025		4,300,000	4,421,230
Barclays Bank plc (United Kingdom)[4], 10.179%, 6/12/2021		2,180,000	2,756,466
Citigroup, Inc., 3.875%, 3/26/2025		5,780,000	5,911,535
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	300,000	230,135
Cooperatieve Rabobank U.A. (Netherlands)[5,6], 8.40%		850,000	881,620
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		2,675,000	2,752,171
Intesa Sanpaolo S.p.A. (Italy)[4], 6.50%, 2/24/2021		2,535,000	2,843,996
JPMorgan Chase & Co., 4.95%, 3/25/2020		5,245,000	5,741,759
Lloyds Bank plc (United Kingdom)[4,5,7], 12.00%		335,000	455,600
Lloyds Banking Group plc (United Kingdom)[4], 4.582%, 12/10/2025		5,735,000	5,827,695
Popular, Inc., 7.00%, 7/1/2019		670,000	694,288
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	340,000	262,887
Santander Bank N.A., 8.75%, 5/30/2018		1,595,000	1,736,504
Santander Holdings USA, Inc., 2.65%, 4/17/2020		1,815,000	1,813,644
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	300,000	230,396

			39,323,489

Capital Markets - 1.7%
The Goldman Sachs Group, Inc.[8], 2.429%, 11/29/2023		5,730,000	5,815,079
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		2,725,000	2,851,097
Morgan Stanley, 2.125%, 4/25/2018		4,295,000	4,326,396
Morgan Stanley, 5.00%, 11/24/2025		3,970,000	4,391,245
TD Ameritrade Holding Corp., 2.95%, 4/1/2022		2,690,000	2,780,779

			20,164,596

Consumer Finance - 0.1%
Navient Corp., 6.125%, 3/25/2024		1,055,000	965,325

Diversified Financial Services - 0.1%
Horizon Pharma, Inc., 6.625%, 5/1/2023		765,000	721,969
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020		400,000	397,000

			1,118,969

Insurance - 1.4%
American International Group, Inc., 4.125%, 2/15/2024		4,120,000	4,428,881
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024		8,065,000	8,947,569
Prudential Financial, Inc.[9], 5.875%, 9/15/2042		2,590,000	2,836,050

			16,212,500

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017		1,050,000	1,064,439
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021		650,000	617,500

			1,681,939

Total Financials			79,466,818

Health Care - 0.5%
Biotechnology - 0.3%
AbbVie, Inc., 1.80%, 5/14/2018		2,870,000	2,879,026
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Biotechnology (continued)
AMAG Pharmaceuticals, Inc.[4], 7.875%, 9/1/2023	585,000	$548,436

		3,427,462

Health Care Providers & Services - 0.1%
HCA, Inc., 7.50%, 2/15/2022	385,000	438,130
LifePoint Health, Inc.[4], 5.375%, 5/1/2024	285,000	283,233
Tenet Healthcare Corp., 8.125%, 4/1/2022	380,000	371,450

		1,092,813

Pharmaceuticals - 0.1%
Concordia International Corp. (Canada)[4], 7.00%, 4/15/2023	580,000	333,500
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[4], 5.625%, 10/15/2023	460,000	432,400

		765,900

Total Health Care		5,286,175

Industrials - 2.3%
Aerospace & Defense - 0.0%##
DigitalGlobe, Inc.[4] , 5.25%, 2/1/2021	525,000	528,937

Air Freight & Logistics - 0.0%##
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[4,10], 10.00%, 2/15/2018	663,862	406,615

Airlines - 0.5%
Allegiant Travel Co., 5.50%, 7/15/2019	440,000	457,050
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	2,249,506	2,454,773
Southwest Airlines Co., 2.75%, 11/6/2019	1,930,000	1,987,269
Southwest Airlines Co., 2.65%, 11/5/2020	1,010,000	1,032,985

		5,932,077

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis Finance Corp.[4], 9.75%, 5/15/2020	320,000	324,800
Herc Rentals, Inc.[4], 7.50%, 6/1/2022	295,000	295,000

		619,800

Construction & Engineering - 0.3%
Fluor Corp., 3.50%, 12/15/2024	2,775,000	2,925,752

Industrial Conglomerates - 0.7%
General Electric Co.[8], 1.261%, 5/5/2026	2,195,000	2,129,541
Siemens Financieringsmaatschappij N.V. (Germany)[4], 2.90%, 5/27/2022	5,520,000	5,732,652

		7,862,193

Machinery - 0.1%
Case New Holland Industrial, Inc. (United Kingdom), 7.875%, 12/1/2017	351,000	371,621
CNH Industrial N.V. (United Kingdom), 4.50%, 8/15/2023	315,000	316,575
Shape Technologies Group, Inc.[4], 7.625%, 2/1/2020	305,000	309,575
Xerium Technologies, Inc.[4], 9.50%, 8/15/2021	295,000	299,425

		1,297,196

Trading Companies & Distributors - 0.6%
Air Lease Corp., 3.375%, 6/1/2021	5,743,000	5,908,950
Aircastle Ltd., 5.50%, 2/15/2022	290,000	311,025
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	850,000	869,125
International Lease Finance Corp., 6.25%, 5/15/2019	280,000	302,750

		7,391,850

Total Industrials		26,964,420

Information Technology - 1.8%
Internet Software & Services - 0.4% eBay, Inc., 2.50%, 3/9/2018	4,260,000	4,312,794
VeriSign, Inc., 5.25%, 4/1/2025	220,000	232,100

		4,544,894

IT Services - 0.6%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	2,690,000	2,758,474
Visa, Inc., 2.80%, 12/14/2022	4,150,000	4,315,693

		7,074,167

Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp., 2.45%, 7/29/2020	2,690,000	2,771,607
QUALCOMM, Inc., 3.00%, 5/20/2022	2,670,000	2,782,922

		5,554,529

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Technology Hardware, Storage & Peripherals - 0.3%
Diebold, Inc.[4], 8.50%, 4/15/2024	460,000	$487,485
Hewlett Packard Enterprise Co.[4], 2.70%, 10/5/2017	3,055,000	3,093,689
Western Digital Corp.[4], 10.50%, 4/1/2024	280,000	323,400

		3,904,574

Total Information Technology		21,078,164

Materials - 1.1%
Chemicals - 0.5%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[4], 6.75%, 10/15/2019	470,000	470,000
The Dow Chemical Co., 8.55%, 5/15/2019	2,435,000	2,837,235
Solvay Finance America LLC (Belgium)[4], 3.40%, 12/3/2020	2,700,000	2,810,611

		6,117,846

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[4], 7.25%, 5/15/2024	450,000	474,750

Metals & Mining - 0.4%
Arconic, Inc., 5.87%, 2/23/2022	420,000	449,064
BHP Billiton Finance USA Ltd. (Australia), 3.85%, 9/30/2023	2,535,000	2,750,092
Kinross Gold Corp. (Canada), 5.125%, 9/1/2021	120,000	124,800
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[4], 7.375%, 2/1/2020	455,000	437,938
Techniplas LLC[4], 10.00%, 5/1/2020	380,000	322,050

		4,083,944

Paper & Forest Products - 0.1%
Domtar Corp., 4.40%, 4/1/2022	1,379,000	1,445,444

Total Materials		12,121,984

Real Estate - 1.4%
Equity Real Estate Investment Trusts (REITS) - 1.3%
American Tower Corp., 3.30%, 2/15/2021	5,610,000	5,827,124
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	1,880,000	2,074,191
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	514,000	558,640
Crown Castle Towers LLC[4], 3.222%, 5/15/2022	1,020,000	1,053,813
Greystar Real Estate Partners LLC[4], 8.25%, 12/1/2022	430,000	467,625
GTP Acquisition Partners I LLC[4], 2.35%, 6/15/2020	1,140,000	1,135,531
MPT Operating Partnership LP - MPT Finance Corp., 5.25%, 8/1/2026	285,000	290,700
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[4], 8.25%, 11/7/2021	645,000	630,488
Welltower, Inc., 4.95%, 1/15/2021	2,645,000	2,911,997

		14,950,109

Real Estate Management & Development - 0.1%
Forestar USA Real Estate Group, Inc.[4], 8.50%, 6/1/2022	615,000	635,372
Rialto Holdings LLC - Rialto Corp.[4], 7.00%, 12/1/2018	455,000	460,688

		1,096,060

Total Real Estate		16,046,169

Telecommunication Services - 1.4%
Diversified Telecommunication Services - 1.2%
AT&T, Inc., 5.20%, 3/15/2020	5,191,000	5,717,819
CenturyLink, Inc., 7.50%, 4/1/2024	420,000	437,325
Frontier Communications Corp., 11.00%, 9/15/2025	710,000	726,969
Hughes Satellite Systems Corp.[4], 6.625%, 8/1/2026	460,000	455,400
Inmarsat Finance plc (United Kingdom)[4], 4.875%, 5/15/2022	790,000	745,049
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	590,000	606,225
Verizon Communications, Inc., 4.15%, 3/15/2024	5,315,000	5,759,238

		14,448,025

Wireless Telecommunication Services - 0.2%
Altice Financing S.A. (Luxembourg)[4], 6.625%, 2/15/2023	595,000	612,850
SBA Tower Trust[4], 3.598%, 4/15/2018	1,175,000	1,179,240

		1,792,090

Total Telecommunication Services		16,240,115

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT 3/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Atlantica Yield plc (Spain)[4], 7.00%, 11/15/2019	740,000	$752,950
Terraform Global Operating LLC[4], 13.75%, 8/15/2022	455,000	473,200

Total Utilities		1,226,150

TOTAL CORPORATE BONDS (Identified Cost $250,921,049)		254,033,710

MUTUAL FUNDS - 0.2%
Schwab U.S. Dividend Equity ETF	29,435	1,225,968
Tri-Continental Corp.	38,989	815,650

TOTAL MUTUAL FUNDS (Identified Cost $1,995,188)		2,041,618

U.S. TREASURY SECURITIES - 21.4%

U.S. Treasury Bonds - 2.3%
U.S. Treasury Bond, 4.75%, 2/15/2037	11,200,000	15,697,057
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	11,511,828	11,583,685

Total U.S. Treasury Bonds
(Identified Cost $26,553,280)		27,280,742

U.S. Treasury Notes - 19.1%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2017	23,250,239	23,294,740
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	20,885,238	21,282,454
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	11,665,883	11,833,020
U.S. Treasury Note, 0.75%, 4/15/2018	50,964,000	50,932,148
U.S. Treasury Note, 1.375%, 4/30/2020	49,751,000	50,192,142
U.S. Treasury Note, 1.625%, 7/31/2020	13,377,000	13,600,128
U.S. Treasury Note, 1.75%, 4/30/2022	49,781,000	50,584,117

Total U.S. Treasury Notes
(Identified Cost $221,560,606)		221,718,749

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $248,113,886)		248,999,491

	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 2.2%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[4], 1.639%, 2/15/2021	739,920	721,422
CarMax Auto Owner Trust, Series 2016-4, Class A2, 1.21%, 11/15/2019	3,300,000	3,298,737
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A4, 2.00%, 12/10/2023	1,051,311	1,044,083
Colony American Homes, Series 2015-1A, Class A4,8, 1.735%, 7/17/2032	2,226,781	2,230,818
Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39%, 4/15/2020	3,000,000	3,007,219
Enterprise Fleet Financing LLC, Series 2014-2, Class A3[4], 1.64%, 3/20/2020	1,975,000	1,976,241
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[4], 1.59%, 2/22/2021	1,773,336	1,775,631
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[4], 1.74%, 2/22/2022	245,000	245,422
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	453,447	460,353
FNA Trust, Series 2014-1A, Class A4, 1.296%, 12/10/2022	307,904	304,825
Home Partners of America Trust, Series 2016-1, Class A4,8, 2.185%, 3/17/2033	1,083,145	1,094,872
Invitation Homes Trust, Series 2015-SFR3, Class A4,8, 1.835%, 8/17/2032	2,467,302	2,477,370
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A4, 1.92%, 10/15/2019	1,750,000	1,747,978
Starwood Retail Property Trust, Series 2014-STAR, Class A4,8, 1.744%, 11/15/2027	2,615,000	2,592,073
Tax Ease Funding LLC, Series 2016-1A, Class A4, 3.131%, 6/15/2028	848,801	846,782
Tricon American Homes Trust, Series 2016-SFR1, Class A4, 2.589%, 11/17/2033	2,030,000	2,026,577

TOTAL ASSET-BACKED SECURITIES (Identified Cost $25,857,815)		25,850,403

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.0%

Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	242,955	$253,206
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4[8], 5.889%, 7/10/2044	42,011	41,949
BWAY Mortgage Trust, Series 2015-1740, Class A4, 2.917%, 1/13/2035	5,200,000	5,229,579
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A4, 3.178%, 2/10/2035	500,000	518,589
Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.35%, 2/10/2048	5,000,000	5,226,684
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[4,8], 2.50%, 5/25/2043	1,804,145	1,775,955
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[4,8], 2.13%, 2/25/2043	1,333,526	1,290,708
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[4], 3.742%, 11/10/2046	9,562	9,594
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	687,260	687,133
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[8], 1.575%, 9/25/2045	23,590,845	928,194
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[8], 1.377%, 4/25/2021	2,820,870	129,231
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[8], 1.698%, 10/25/2021	6,930,134	438,043
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[8], 1.519%, 12/25/2021	8,572,100	490,971
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[8], 1.615%, 6/25/2022	15,716,853	1,077,797
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[8], 0.327%, 4/25/2023	78,937,938	941,153
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[8], 0.23%, 5/25/2023	49,159,312	344,469
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[8], 1.686%, 10/25/2018	10,337,743	264,443
FREMF Mortgage Trust, Series 2011-K701, Class B4,8, 4.435%, 7/25/2048	875,000	890,984
FREMF Mortgage Trust, Series 2011-K702, Class B4,8, 4.931%, 4/25/2044	1,250,000	1,295,518
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[4], 0.10%, 6/25/2046	210,863,618	1,072,010
FREMF Mortgage Trust, Series 2013-K502, Class B4,8, 2.609%, 3/25/2045	1,725,000	1,727,907
FREMF Mortgage Trust, Series 2013-K712, Class B4,8, 3.48%, 5/25/2045	1,160,000	1,188,230
FREMF Mortgage Trust, Series 2014-K41, Class B4,8, 3.961%, 11/25/2047	2,500,000	2,561,656
FREMF Mortgage Trust, Series 2014-K716, Class B4,8, 4.084%, 8/25/2047	3,075,000	3,215,193
FREMF Mortgage Trust, Series 2015-K42, Class B4,8, 3.984%, 12/25/2024	490,000	502,389
FREMF Mortgage Trust, Series 2015-K43, Class B4,8, 3.863%, 2/25/2048	500,000	507,735
FREMF Mortgage Trust, Series 2015-K720, Class B4,8, 3.506%, 7/25/2022	270,000	265,472
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[4,8], 3.495%, 12/15/2034	2,800,000	2,872,453
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[4,8], 3.495%, 12/15/2034	1,290,000	1,298,396
GS Mortgage Securities Trust, Series 2010-C2, Class A1[4], 3.849%, 12/10/2043	135,872	141,399
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	1,147,602	1,146,068
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[4,8], 3.00%, 3/25/2043	987,357	991,927

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2013-2, Class A2[4,8], 3.50%, 5/25/2043		1,208,264	$1,244,324
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[4,8], 3.00%, 6/25/2029		1,561,035	1,602,377
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[4], 2.767%, 1/20/2041		291,225	292,286
Motel 6 Trust, Series 2015-MTL6, Class B4, 3.298%, 2/5/2030		2,550,000	2,554,171
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[4,8], 3.75%, 11/25/2054		1,637,328	1,688,601
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[4,8], 3.75%, 8/25/2055		1,667,576	1,730,143
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/10/2025		1,244,291	1,272,459
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025		5,549,687	5,722,499
SCG Trust, Series 2013-SRP1, Class AJ4,8, 2.485%, 11/15/2026		4,050,000	3,949,303
Sequoia Mortgage Trust, Series 2013-2, Class A8, 1.874%, 2/25/2043		1,115,639	1,093,675
Sequoia Mortgage Trust, Series 2013-7, Class A2[8], 3.00%, 6/25/2043		1,052,185	1,062,844
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/25/2043		1,482,876	1,496,632
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028		155,000	165,950
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[8], 6.011%, 6/15/2045		25,883	25,870
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043		265,000	287,286
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[4,8], 4.869%, 2/15/2044		1,225,000	1,362,443
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,167,795	1,174,485
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[4,8], 3.50%, 1/20/2045		1,795,814	1,835,764
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[4,8], 3.50%, 3/20/2045		1,777,617	1,813,711

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $68,512,376)			69,699,858

FOREIGN GOVERNMENT BONDS - 2.0%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	330,000,000	519,035
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		400,000	471,000
Canada Housing Trust No. 1 (Canada)[4], 4.10%, 12/15/2018	CAD	295,000	235,430
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	125,000	93,912
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	360,000	297,311
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		9,225,000	9,443,567
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	380,000,000	334,065
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	4,560,000	241,928
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	8,250,000	436,301
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	8,000,000	452,936
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	3,000,000	162,221
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	5,500,000	297,740
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,000,000	58,430
Norway Government Bond (Norway)[4], 4.25%, 5/19/2017	NOK	1,280,000	157,972
Province of New Brunswick Canada (Canada), 5.20%, 2/21/2017		3,500,000	3,542,525
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	650,000	484,960
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		5,500,000	5,469,133
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	290,000	357,328
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	365,000	475,433

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $24,617,538)			23,531,227

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 12.4%

Mortgage-Backed Securities - 11.7%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	469,235	$499,125
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	39,581	41,748
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	58,535	62,924
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	321,567	342,265
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	73,119	78,723
Fannie Mae, Pool #888815, 4.50%, 11/1/2022	51,386	53,560
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	558,635	594,929
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024	43,024	46,386
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024	113,450	120,878
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	47,177	51,430
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	1,162,890	1,280,029
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034	1,437,236	1,551,925
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	1,159,564	1,275,731
Fannie Mae, Pool #AS2547, 3.50%, 6/1/2034	933,214	986,684
Fannie Mae, Pool #AS3677, 4.00%, 10/1/2034	1,563,026	1,672,841
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035	3,144,706	3,401,196
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	46,553	51,072
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	753,756	855,174
Fannie Mae, Pool #886904, 6.50%, 9/1/2036	63,050	72,507
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	224,635	257,621
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	243,281	274,382
Fannie Mae, Pool #256673, 5.50%, 4/1/2037	1,287,247	1,455,794
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	114,884	130,073
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	314,248	360,602
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	1,148,006	1,315,193
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	20,688	22,880
Fannie Mae, Pool #972107, 5.00%, 2/1/2038	18,954	20,962
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	33,092	36,599
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	552,918	625,117
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	669,580	767,961
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	49,552	54,803
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	97,570	108,750
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	691,051	783,147
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	599,698	688,128
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	1,037,134	1,190,138
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	389,521	445,873
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	13,015	14,898
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	49,735	56,931
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	102,537	117,372
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	121,174	139,058
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	87,396	100,040
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	35,263	40,364
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	23,541	26,947
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	58,336	64,518
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	94,142	104,118
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	1,327,885	1,503,469
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	707,898	801,225
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	121,019	134,006
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	268,152	303,208
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	940,925	1,080,582

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	257,958	$298,010
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	113,812	126,191
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	200,196	221,938
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	1,582,509	1,730,224
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	87,305	96,828
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	140,946	156,197
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	1,484,961	1,681,739
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	1,050,628	1,204,352
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	375,447	430,620
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	1,389,670	1,594,426
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	901,805	1,033,688
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	2,073,825	2,379,551
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,004,695	1,099,357
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	1,268,997	1,363,161
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	434,793	475,557
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	342,570	375,658
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,032,529	1,131,790
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	827,426	888,708
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	249,562	273,140
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	2,028,633	2,224,151
Fannie Mae, Pool #AB4300, 3.50%, 1/1/2042	357,428	376,760
Fannie Mae, Pool #AK4940, 3.50%, 3/1/2042	1,775,733	1,871,121
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	1,050,929	1,128,325
Fannie Mae, Pool #AL7767, 4.50%, 6/1/2044	2,613,568	2,856,807
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	4,104,028	4,487,623
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	1,733,100	1,917,934
Fannie Mae, Pool #AZ2001, 3.50%, 5/1/2045	2,923,780	3,086,308
Fannie Mae, Pool #AZ3627, 4.00%, 11/1/2045	448,020	479,779
Fannie Mae, Pool #BA3890, 4.00%, 11/1/2045	573,811	614,532
Fannie Mae, Pool #BA6762, 4.00%, 12/1/2045	443,996	475,365
Fannie Mae, Pool #BA6763, 4.00%, 12/1/2045	661,495	708,643
Fannie Mae, Pool #MA2514, 4.50%, 1/1/2046	171,308	187,712
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	2,866,505	3,009,558
Fannie Mae, Pool #MA2569, 4.50%, 3/1/2046	1,598,704	1,749,347
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	2,316,099	2,431,976
Fannie Mae, Pool #BD2179, 4.00%, 7/1/2046	298,288	319,608
Fannie Mae, Pool #AS7568, 4.50%, 7/1/2046	5,899,674	6,468,246
Fannie Mae, Pool #AL8674, 5.655%, 1/1/2049	2,154,745	2,441,530
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	147,575	154,343
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	75,069	81,101
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	53,462	57,880
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	72,009	77,973
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	208,951	229,958
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	1,411,194	1,553,073
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	1,848,495	2,032,449
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034	1,361,660	1,473,472
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	861,640	930,986
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	2,665,450	2,886,515
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	195,806	222,421
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	443,731	502,706

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	49,496	$56,709
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	179,260	203,131
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	654,666	749,887
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	735,805	829,582
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	428,942	486,971
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	196,444	223,116
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	216,781	245,793
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	517,816	586,604
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	61,037	69,005
Freddie Mac, Pool #G04776, 5.50%, 7/1/2038	452,931	513,477
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	621,052	703,799
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	315,892	357,884
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	638,810	723,676
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	569,833	645,704
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	1,321,741	1,446,452
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	399,140	452,359
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	343,118	389,377
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	133,201	152,267
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	100,415	115,290
Freddie Mac, Pool #G07104, 5.50%, 5/1/2040	373,282	424,638
Freddie Mac, Pool #G06789, 6.00%, 5/1/2040	448,937	515,414
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	2,243,684	2,455,273
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	2,071,709	2,268,355
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	1,559,686	1,766,156
Freddie Mac, Pool #G60334, 4.50%, 10/1/2041	1,938,940	2,122,727
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	2,586,263	2,723,146
Freddie Mac, Pool #Q17719, 3.50%, 4/1/2043	1,229,718	1,294,716
Freddie Mac, Pool #Q24752, 3.50%, 2/1/2044	2,285,324	2,405,073
Freddie Mac, Pool #G08669, 4.00%, 9/1/2045	2,070,331	2,213,238
Freddie Mac, Pool #G08672, 4.00%, 10/1/2045	4,764,340	5,093,990
Freddie Mac, Pool #Q37174, 4.00%, 11/1/2045	1,016,774	1,087,590
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	3,125,736	3,370,167
Freddie Mac, Pool #Q37892, 4.00%, 12/1/2045	1,287,799	1,377,361
Freddie Mac, Pool #G60636, 4.00%, 1/1/2046	2,248,659	2,405,939
Freddie Mac, Pool #Q38388, 4.00%, 1/1/2046	461,566	497,648
Freddie Mac, Pool #Q40264, 3.50%, 5/1/2046	1,428,782	1,500,954
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	3,268,345	3,439,000
Ginnie Mae, Pool #671161, 5.50%, 11/15/2037	64,592	73,051

Total Mortgage-Backed Securities
(Identified Cost $132,811,718)		135,648,742

Other Agencies - 0.7%
Fannie Mae, 2.625%, 9/6/2024	6,196,000	6,533,986
Freddie Mac, 2.375%, 1/13/2022	1,272,000	1,328,739

Total Other Agencies
(Identified Cost $7,904,535)		7,862,725

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $140,716,253)		143,511,467

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ CONTRACTS	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 0.8%

Dreyfus Government Cash Management[11], 0.28%,
(Identified Cost $ 8,680,216)	8,680,216	$8,680,216

TOTAL INVESTMENTS - 99.8%
(Identified Cost $ 1,126,577,967)		1,159,176,989
OTHER ASSETS, LESS LIABILITIES - 0.2%		2,878,760

NET ASSETS - 100%		$1,162,055,749

CALL OPTIONS WRITTEN - 0.0%##
Liberty Global plc - Class A, Strike $ 35, Expiring November 18, 2016, (Premiums Received $16,375)	415	$(12,450)

PUT OPTIONS WRITTEN - 0.0%##
Facebook, Inc. - Class A, Strike $ 120, Expiring November 4, 2016,	110	(4,400)
The Priceline Group, Inc., Strike $ 1,330, Expiring November 11, 2016,	9	(5,940)
Skyworks Solutions, Inc., Strike $70, Expiring November 4, 2016,	190	(8,550)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $41,315)		$(18,890)

ADR - American Depositary Receipt

AUD - Australian Dollar

CAD - Canadian Dollar

CLP - Chilean Peso

ETF - Exchange-traded fund

GBP - British Pound

IO - Interest only

KRW - South Korean Won

MXN - Mexican Peso

No. - Number

NOK - Norwegian Krone

SGD - Singapore Dollar

##Less than 0.1%.

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2016, the total value of such securities was $13,804,076.

3Amount is stated in USD unless otherwise noted.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $123,205,692 or 10.6%, of the Series’ net assets as of October 31, 2016 (see Note 2 to the financial statements).

5Security is perpetual in nature and has no stated maturity date.

6The rate shown is a fixed rate as of October 31, 2016; the rate becomes floating, based on U.S. Treasury Yield Curve Rate Treasury Note Constant Maturity 5 Year in June 2017.

7The rate shown is a fixed rate as of October 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

8The coupon rate is floating and is the effective rate as of October 31, 2016.

9The rate shown is a fixed rate as of October 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

10Represents a Payment-In-Kind bond.

11Rate shown is the current yield as of October 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2016

ASSETS:

Investments, at value (identified cost $1,126,577,967) (Note 2)	$1,159,176,989
Interest receivable	4,338,412
Receivable for securities sold	1,426,372
Receivable for fund shares sold	401,772
Dividends receivable	299,846
Foreign tax reclaims receivable	162,089
Prepaid and other expenses	20,338

TOTAL ASSETS	1,165,825,818

LIABILITIES:

Accrued management fees (Note 3)	601,973
Accrued shareholder services fees (Class S) (Note 3)	125,221
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	118,286
Accrued fund accounting and administration fees (Note 3)	47,437
Accrued transfer agent fees (Note 3)	33,390
Accrued Directors’ fees (Note 3)	551
Accrued Chief Compliance Officer service fees (Note 3)	353
Options written, at value (premiums received $57,690) (Note 2)	31,340
Accrued foreign capital gains tax (Note 2)	141
Payable for fund shares repurchased	1,405,024
Payable for securities purchased	1,302,159
Other payables and accrued expenses	104,194

TOTAL LIABILITIES	3,770,069

TOTAL NET ASSETS	$1,162,055,749

NET ASSETS CONSIST OF:

Capital stock	$972,086
Additional paid-in-capital	1,120,954,687
Undistributed net investment income	6,938,681
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	585,237
Net unrealized appreciation on investments (net of foreign capital gains tax of $141), foreign currency and translation of other assets and liabilities	32,605,058

TOTAL NET ASSETS	$1,162,055,749

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2016

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($724,270,076/ 54,226,855 shares)	$13.36

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($291,631,864/ 28,229,521 shares)	$10.33

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($127,100,015/ 12,830,923 shares)	$9.91

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($19,053,794/ 1,921,268 shares)	$9.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Interest	$21,316,340
Dividends (net of foreign taxes withheld, $96,281)	8,272,473

Total Investment Income	29,588,813

EXPENSES:

Management fees (Note 3)	7,615,613
Shareholder services fees (Class S) (Note 3)	1,607,747
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,314,820
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	147,944
Fund accounting and administration fees (Note 3)	261,234
Transfer agent fees (Note 3)	219,835
Directors’ fees (Note 3)	98,746
Chief Compliance Officer service fees (Note 3)	3,727
Custodian fees	61,915
Miscellaneous	187,711

Total Expenses	11,519,292

NET INVESTMENT INCOME	18,069,521

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	18,596,435
Futures contracts	(10,954,642)
Options written	506,836
Foreign currency and translation of other assets and liabilities	(1,344,466)

6,804,163

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $476)	7,296,835
Futures contracts	1,416,619
Options written	26,350
Foreign currency and translation of other assets and liabilities	(1,711)

8,738,093

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	15,542,256

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,611,777

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$18,069,521	$25,141,914
Net realized gain (loss) on investments and foreign currency	6,804,163	(6,336,316)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	8,738,093	(40,113,025)

Net increase (decrease) from operations	33,611,777	(21,307,427)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(12,113,006)	(14,242,164)
From net investment income (Class I)	(6,560,592)	(6,793,036)
From net investment income (Class C)	(1,585,137)	(1,402,026)
From net investment income (Class R)	(729,050)	(950,123)
From net realized gain on investments (Class S)	—	(50,314,602)
From net realized gain on investments (Class I)	—	(19,920,640)
From net realized gain on investments (Class C)	—	(8,129,404)
From net realized gain on investments (Class R)	—	(3,664,976)

Total distributions to shareholders	(20,987,785)	(105,416,971)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(281,237,096)	(119,388,459)

Net decrease in net assets	(268,613,104)	(246,112,857)

NET ASSETS:

Beginning of year	1,430,668,853	1,676,781,710

End of year (including undistributed net investment income of $6,938,681 and $11,381,761, respectively)	$1,162,055,749	$1,430,668,853

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.15	$14.13	$14.18	$13.62	$13.16

Income (loss) from investment operations:
Net investment income[1]	0.19	0.22	0.22	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.21	(0.41)	0.52	0.83	0.69

Total from investment operations	0.40	(0.19)	0.74	1.05	0.91

Less distributions to shareholders:
From net investment income	(0.19)	(0.18)	(0.20)	(0.20)	(0.24)
From net realized gain on investments	—	(0.61)	(0.59)	(0.29)	(0.21)

Total distributions to shareholders	(0.19)	(0.79)	(0.79)	(0.49)	(0.45)

Net asset value - End of year	$13.36	$13.15	$14.13	$14.18	$13.62

Net assets - End of year (000’s omitted)	$724,270	$911,956	$1,124,851	$1,027,160	$973,964

Total return[2]	3.07%	(1.33%)	5.46%	7.93%	7.15%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.88%	0.87%	0.87%	0.88%
Net investment income	1.47%	1.60%	1.57%	1.58%	1.65%
Series portfolio turnover	65%	51%	45%	54%	54%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.22	$11.17	$11.38	$11.03	$10.75

Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.20	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.15	(0.32)	0.40	0.66	0.55

Total from investment operations	0.32	(0.13)	0.60	0.86	0.75

Less distributions to shareholders:
From net investment income	(0.21)	(0.21)	(0.22)	(0.22)	(0.26)
From net realized gain on investments	—	(0.61)	(0.59)	(0.29)	(0.21)

Total distributions to shareholders	(0.21)	(0.82)	(0.81)	(0.51)	(0.47)

Net asset value - End of year	$10.33	$10.22	$11.17	$11.38	$11.03

Net assets - End of year (000’s omitted)	$291,632	$325,700	$353,538	$318,106	$249,566

Total return[2]	3.26%	(1.15%)	5.66%	8.15%	7.34%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.67%	0.68%	0.67%	0.67%	0.68%
Net investment income	1.66%	1.81%	1.77%	1.77%	1.84%
Series portfolio turnover	65%	51%	45%	54%	54%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class C

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.81	$10.75	$10.99	$10.68	$10.42

Income (loss) from investment operations:
Net investment income[1]	0.06	0.08	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.15	(0.31)	0.39	0.65	0.55

Total from investment operations	0.21	(0.23)	0.47	0.73	0.64

Less distributions to shareholders:
From net investment income	(0.11)	(0.10)	(0.12)	(0.13)	(0.17)
From net realized gain on investments	—	(0.61)	(0.59)	(0.29)	(0.21)

Total distributions to shareholders	(0.11)	(0.71)	(0.71)	(0.42)	(0.38)

Net asset value - End of year	$9.91	$9.81	$10.75	$10.99	$10.68

Net assets - End of year (000’s omitted)	$127,100	$137,697	$139,291	$102,919	$72,239

Total return[2]	2.24%	(2.10%)	4.58%	7.06%	6.42%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.67%	1.68%	1.67%	1.67%	1.69%
Net investment income	0.66%	0.81%	0.77%	0.78%	0.84%
Series portfolio turnover	65%	51%	45%	54%	54%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.81	$10.75	$10.99	$10.67	$10.44

Income (loss) from investment operations:
Net investment income[1]	0.12	0.13	0.14	0.14	0.14
Net realized and unrealized gain (loss) on investments	0.15	(0.30)	0.38	0.64	0.54

Total from investment operations	0.27	(0.17)	0.52	0.78	0.68

Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.17)	(0.17)	(0.24)
From net realized gain on investments	—	(0.61)	(0.59)	(0.29)	(0.21)

Total distributions to shareholders	(0.16)	(0.77)	(0.76)	(0.46)	(0.45)

Net asset value - End of year	$9.92	$9.81	$10.75	$10.99	$10.67

Net assets - End of year (000’s omitted)	$19,054	$55,315	$59,101	$48,272	$32,988

Total return[2]	2.79%	(1.60%)	5.08%	7.64%	6.85%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.17%	1.18%	1.17%	1.17%	1.19%
Net investment income	1.19%	1.30%	1.27%	1.28%	1.32%
Series portfolio turnover	65%	51%	45%	54%	54%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2016 - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S3	2.77%	5.29%	4.32%	6.55%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I3,4	3.08%	5.57%	4.55%	6.65%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class C3,5	1.98%	4.50%	3.54%	5.82%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R3,5	2.55%	5.03%	4.04%	6.34%
Bloomberg Barclays U.S. Aggregate Bond Index[6]	4.37%	2.90%	4.64%	5.46%
30/10/60 Blended Index[7]	4.07%	6.20%	5.34%	6.79%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2016 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Bloomberg Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R for the year ended October 31, 2016.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

6The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update as of October 31, 2016 - Pro-Blend® Moderate Term Series

(unaudited)

7The 30/10/60 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Series’ inception date.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,023.40	$5.49	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.48	1.08%
Class I
Actual	$1,000.00	$1,025.20	$4.17	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.17	0.82%
Class C
Actual	$1,000.00	$1,019.50	$9.29	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.94	$9.27	1.83%
Class R
Actual	$1,000.00	$1,021.60	$6.76	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.75	1.33%

* Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Moderate Term Series

As of October 31, 2016 (unaudited)

Sector Allocation[4]
Information Technology	15.0%
Consumer Discretionary	11.1%
Financials	6.6%
Health Care	5.6%
Consumer Staples	5.3%
Industrials	4.8%
Energy	4.7%
Materials	4.1%
Real Estate	3.4%
Telecommunication Services	1.6%
Utilities	0.1%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
ServiceNow, Inc.	1.6%
Cerner Corp.	1.6%
Facebook, Inc. - Class A	1.5%
Monsanto Co.	1.5%
MasterCard, Inc. - Class A	1.5%
Apple, Inc.	1.3%
Electronic Arts, Inc.	1.3%
The Priceline Group, Inc.	1.2%
Medtronic plc	1.2%
Amazon.com, Inc.	1.1%

5As a percentage of total investments.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 43.6%

Consumer Discretionary - 9.6%
Diversified Consumer Services - 0.1%
Fu Shou Yuan International Group Ltd. (China)[1]	1,362,140	$797,935
Kroton Educacional S.A. (Brazil)	61,802	307,655

		1,105,590

Hotels, Restaurants & Leisure - 0.8%
Accor S.A. (France)[1]	12,630	479,265
Yum! Brands, Inc.	86,480	7,461,494

		7,940,759

Household Durables - 0.0%##
LGI Homes, Inc.*	5,340	158,918

Internet & Direct Marketing Retail - 3.1%
Amazon.com, Inc.*	13,970	11,033,785
ASOS plc (United Kingdom)*[1]	11,340	727,959
Expedia, Inc.	5,950	768,918
The Priceline Group, Inc.*	7,980	11,764,355
Rakuten, Inc. (Japan)[1]	76,860	886,093
TripAdvisor, Inc.*[2]	65,930	4,251,166
Zalando SE (Germany)*[1,3]	13,610	598,498

		30,030,774

Leisure Products - 0.1%
Shimano, Inc. (Japan)[1]	3,420	584,750

Media - 3.9%
Global Mediacom Tbk PT (Indonesia)[1] .	2,327,300	151,446
ITV plc (United Kingdom)[1]	1,279,780	2,668,031
Liberty Global plc - Class A - ADR (United Kingdom)*	249,599	8,136,927
Surya Citra Media Tbk PT (Indonesia)[1]	1,719,770	349,269
Time Warner, Inc.	112,930	10,049,641
Tribune Media Co. - Class A	190,860	6,222,036
Twenty-First Century Fox, Inc. - Class A	369,500	9,706,765

		37,284,115

Specialty Retail - 0.6%
Advance Auto Parts, Inc.	8,290	1,161,263
Kingfisher plc (United Kingdom)[1]	976,740	4,314,690
Monro Muffler Brake, Inc.	9,800	539,000
Mr Price Group Ltd. (South Africa)[1]	11,030	125,660

		6,140,613

Textiles, Apparel & Luxury Goods - 1.0%
ANTA Sports Products Ltd. (China)[1]	133,980	386,375
Kering (France)[1]	3,690	818,701
lululemon athletica, Inc.*	148,947	8,527,216

		9,732,292

Total Consumer Discretionary		92,977,811

Consumer Staples - 4.0%
Beverages - 2.4%
Ambev S.A. - ADR (Brazil)	1,638,336	9,666,182
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	51,005	5,853,859
Cia Cervecerias Unidas S.A. - ADR (Chile)	17,700	380,550
Diageo plc (United Kingdom)[1]	267,383	7,116,839
Fomento Economico Mexicano S.A.B.de C.V. - ADR (Mexico)	1,870	178,903
Treasury Wine Estates Ltd. (Australia)[1]	37,246	303,643

		23,499,976

Food & Staples Retailing - 0.1%
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	120,600	852,743
Tesco plc (United Kingdom)*[1]	53,095	136,757

		989,500

Food Products - 0.6%
Adecoagro S.A. (Argentina)*	87,880	966,680
BRF S.A. (Brazil)	18,140	303,356
BRF S.A. - ADR (Brazil)	9,170	153,322
Danone S.A. (France)[1]	8,241	571,585
Gruma S.A.B de C.V. - Class B (Mexico)	12,900	179,321
Nestle S.A. (Switzerland)[1]	11,044	800,844
Sao Martinho S.A. (Brazil)	38,710	773,836
Suedzucker AG (Germany)[1]	11,826	303,368
Tiger Brands Ltd. (South Africa)[1]	10,350	294,731
Universal Robina Corp. (Philippines)[1]	234,500	881,200

		5,228,243

Personal Products - 0.8%
Beiersdorf AG (Germany)[1]	1,460	128,714
Unilever plc - ADR (United Kingdom)	178,599	7,442,220

		7,570,934

Tobacco - 0.1%
Gudang Garam Tbk PT (Indonesia)[1]	105,100	546,838
Japan Tobacco, Inc. (Japan)[1]	10,000	380,201
KT&G Corp. (South Korea)[1]	1,800	177,534

		1,104,573

Total Consumer Staples		38,393,226

Energy - 1.6%
Energy Equipment & Services - 0.8%
Schlumberger Ltd.	101,723	7,957,790

Oil, Gas & Consumable Fuels - 0.8%
Cameco Corp. (Canada)	32,629	251,243
Cosan S.A. Industria e Comercio (Brazil)	17,490	234,022

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Galp Energia SGPS S.A. (Portugal)[1]	68,640	$930,645
Range Resources Corp.	156,120	5,275,295
Royal Dutch Shell plc - Class B (Netherlands)[1]	5,772	148,875
Royal Dutch Shell plc - Class B - ADR (Netherlands)	5,730	299,736

		7,139,816

Total Energy		15,097,606

Financials - 0.8%
Banks - 0.0%##
ICICI Bank Ltd. - ADR (India)	32,510	269,508

Capital Markets - 0.8%
BlackRock, Inc.	20,730	7,073,905
JSE Ltd. (South Africa)[1]	16,500	192,227

		7,266,132

Total Financials		7,535,640

Health Care - 5.2%
Biotechnology - 0.3%
Alexion Pharmaceuticals, Inc.*	4,660	608,130
BioMarin Pharmaceutical, Inc.*	6,230	501,640
China Biologic Products, Inc. (China)*	3,190	376,771
Incyte Corp. Ltd.*	4,880	424,414
Seattle Genetics, Inc.*	9,450	488,565
Vertex Pharmaceuticals, Inc.*	6,240	473,366

		2,872,886

Health Care Equipment & Supplies - 1.2%
Essilor International S.A. (France)[1]	3,650	410,165
Medtronic plc	137,430	11,272,009

		11,682,174

Health Care Providers & Services - 0.8%
Acadia Healthcare Co., Inc.*	15,850	569,966
Brookdale Senior Living, Inc.*	5,050	72,872
DaVita, Inc.*	12,820	751,508
Express Scripts Holding Co.*[2]	75,810	5,109,594
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	3,860	314,414
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	14,020	568,932
KPJ Healthcare Berhad (Malaysia)[1]	238,490	238,774
Odontoprev S.A. (Brazil)	59,500	223,684
Siloam International Hospitals Tbk PT (Indonesia)*[1]	365,200	290,386

		8,140,130

Health Care Technology - 1.6%
Cerner Corp.*	264,190	15,476,251

Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.*	6,830	166,515
QIAGEN N.V.*[1]	5,070	124,000

		290,515

Pharmaceuticals - 1.3%
AstraZeneca plc - ADR (United Kingdom)	20,640	584,525
Genomma Lab Internacional S.A.B. de C.V. - Class B (Mexico)*	118,860	142,624
GlaxoSmithKline plc (United Kingdom)[1]	11,020	217,694
Johnson & Johnson	89,400	10,369,506
Novartis AG - ADR (Switzerland)	8,880	630,658
Perrigo Co. plc	2,550	212,134

		12,157,141

Total Health Care		50,619,097

Industrials - 2.7%
Aerospace & Defense - 0.6%
Korea Aerospace Industries Ltd. (South Korea)[1]	7,234	408,583
LIG Nex1 Co. Ltd. (South Korea)[1]	5,320	343,448
Safran S.A. (France)[1]	74,860	5,151,241

		5,903,272

Airlines - 0.1%
easyJet plc (United Kingdom)[1]	20,410	234,054
Ryanair Holdings plc - ADR (Ireland)*	10,804	811,272

		1,045,326

Commercial Services & Supplies - 0.0%##
China Everbright International Ltd. (China)[1]	117,280	140,200
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)[1]	2,970	142,377

		282,577

Industrial Conglomerates - 0.1%
Siemens AG (Germany)[1]	11,180	1,270,249

Machinery - 0.8%
Alstom S.A. (France)*[1]	15,460	415,438
ANDRITZ AG (Austria)[1]	8,680	453,839
FANUC Corp. (Japan)[1]	2,699	494,153
Flowserve Corp.	95,500	4,044,425
GEA Group AG (Germany)[1]	24,940	965,977
SMC Corp. (Japan)[1]	2,800	811,651
Sulzer AG (Switzerland)[1]	1,430	140,828
The Weir Group plc (United Kingdom)[1]	5,350	111,135

		7,437,446

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Professional Services - 0.9%
Applus Services S.A. (Spain)[1]	40,070	$384,471
Bureau Veritas S.A. (France)[1]	17,580	332,037
Nielsen Holdings plc	170,660	7,683,113

		8,399,621

Road & Rail - 0.2%
Genesee & Wyoming, Inc. - Class A*	11,320	769,081
Kansas City Southern	8,550	750,348

		1,519,429

Trading Companies & Distributors - 0.0%##
Brenntag AG (Germany)[1]	6,343	339,099
Howden Joinery Group plc (United Kingdom)[1]	10,800	49,455

		388,554

Transportation Infrastructure - 0.0%##
Aena S.A. (Spain)[1,3]	790	115,764

Total Industrials		26,362,238

Information Technology - 13.7%
Electronic Equipment, Instruments & Components - 0.2%
Hitachi Ltd. (Japan)[1]	155,660	829,807
Keyence Corp. (Japan)[1]	1,203	881,909

		1,711,716

Internet Software & Services - 3.4%
Alibaba Group Holding Ltd. - ADR (China)*	7,880	801,317
Alphabet, Inc. - Class A*[2]	7,150	5,790,785
Alphabet, Inc. - Class C*	9,950	7,806,173
Baidu, Inc. - ADR (China)*	3,370	596,018
Benefitfocus, Inc.*	13,690	444,925
Facebook, Inc. - Class A*	113,990	14,931,551
Just Eat plc (United Kingdom)*[1]	8,720	59,901
Match Group, Inc.*	33,710	608,803
MercadoLibre, Inc. (Argentina)	3,790	636,758
MiX Telematics Ltd. - ADR (South Africa)	30,760	193,480
Q2 Holdings, Inc.*	20,920	587,852
Tencent Holdings Ltd. - Class H (China)[1]	32,300	856,025

		33,313,588

IT Services - 3.0%
Amdocs Ltd. - ADR	7,460	436,037
FleetCor Technologies, Inc.*	3,060	536,418
InterXion Holding N.V. - ADR (Netherlands)*	7,060	262,844
MasterCard, Inc. - Class A	131,260	14,047,446
PayPal Holdings, Inc.*	140,930	5,871,144
Visa, Inc. - Class A2	94,810	7,822,773

		28,976,662

Semiconductors & Semiconductor Equipment - 1.8%
QUALCOMM, Inc.	118,100	8,115,832
Skyworks Solutions, Inc.	117,310	9,025,831

		17,141,663

Software - 3.9%
Electronic Arts, Inc.*	156,150	12,260,898
Microsoft Corp.	129,370	7,751,850
Paylocity Holding Corp.*	12,950	563,196
SAP SE (Germany)[1]	3,620	318,921
ServiceNow, Inc.*	176,940	15,554,796
TOTVS S.A. (Brazil)	44,590	405,110
The Ultimate Software Group, Inc.*	3,310	698,377

		37,553,148

Technology Hardware, Storage & Peripherals - 1.4%
Apple, Inc.	111,440	12,652,898
Samsung Electronics Co. Ltd. (South Korea)[1]	840	1,201,476

		13,854,374

Total Information Technology		132,551,151

Materials - 3.3%
Chemicals - 2.4%
Akzo Nobel N.V. (Netherlands)[1]	2,610	168,636
Ashland Global Holdings, Inc.	70,410	7,866,909
Givaudan S.A. (Switzerland)[1]	230	444,836
Monsanto Co.	142,860	14,396,003
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	10,910	319,227
Solvay S.A. (Belgium)[1]	510	58,504
Symrise AG (Germany)[1]	3,350	230,063

		23,484,178

Metals & Mining - 0.9%
Alumina Ltd. (Australia)[1]	105,362	126,632
Arconic, Inc.	275,843	7,922,211
Norsk Hydro ASA (Norway)[1]	30,828	137,824

		8,186,667

Total Materials		31,670,845

Real Estate - 2.4%
Equity Real Estate Investment Trusts (REITS) - 2.1%
Agree Realty Corp.	7,270	351,505
Alexandria Real Estate Equities, Inc.	3,130	337,445

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
alstria office REIT AG (Germany)[1]	42,410	$547,059
American Campus Communities, Inc.	5,020	261,592
American Homes 4 Rent - Class A	13,320	281,185
Apartment Investment & Management Co. - Class A	7,610	335,373
AvalonBay Communities, Inc.	2,610	446,780
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	6,410	91,069
Boston Properties, Inc.	1,740	209,635
Brandywine Realty Trust	15,320	237,460
Brixmor Property Group, Inc.	6,240	158,621
CatchMark Timber Trust, Inc. - Class A	15,240	160,630
Chesapeake Lodging Trust	11,590	251,619
Colony Starwood Homes	8,500	246,585
Columbia Property Trust, Inc.	6,430	135,544
Community Healthcare Trust, Inc.	17,560	392,993
CoreSite Realty Corp.	1,420	104,711
Crown Castle International Corp.	1,710	155,593
CubeSmart	14,510	378,276
DDR Corp.	18,060	276,137
Digital Realty Trust, Inc.	2,840	265,341
Douglas Emmett, Inc.	8,560	312,440
Education Realty Trust, Inc.	5,363	228,410
Equinix, Inc.	1,120	400,154
Equity LifeStyle Properties, Inc.	2,490	188,842
Equity One, Inc.	9,270	264,195
Equity Residential	6,450	398,288
Extra Space Storage, Inc.	2,680	196,042
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	110,644	93,662
Forest City Realty Trust, Inc. - Class A	17,650	381,064
General Growth Properties, Inc.	9,510	237,274
Global Medical REIT, Inc.	12,470	121,582
Healthcare Trust of America, Inc. - Class A	7,040	215,424
Hibernia REIT plc (Ireland)	37,371	52,634
Host Hotels & Resorts, Inc.	8,930	138,236
Klepierre (France)[1]	5,210	212,922
Lamar Advertising Co. - Class A	4,010	254,434
LaSalle Hotel Properties	5,710	135,612
Life Storage, Inc.	3,370	271,790
Mid-America Apartment Communities, Inc.	2,480	230,020
NorthStar Realty Finance Corp.	15,310	222,301
Outfront Media, Inc.	12,877	276,984
Pennsylvania Real Estate Investment Trust	13,340	260,263
Physicians Realty Trust	19,930	394,016
Potlatch Corp.	6,820	261,888
Prologis, Inc.	10,820	564,371
Public Storage	1,300	277,836
Retail Properties of America, Inc. - Class A	9,990	155,544
Rexford Industrial Realty, Inc.	15,050	316,953
Senior Housing Properties Trust	7,390	157,185
Simon Property Group, Inc.	4,590	853,556
Spirit Realty Capital, Inc.	21,030	250,467
STORE Capital Corp.	10,600	289,274
Sun Communities, Inc.	2,280	175,400
Tanger Factory Outlet Centers, Inc.	6,990	243,252
Taubman Centers, Inc.	2,830	205,062
Terreno Realty Corp.	11,390	297,279
UDR, Inc.	4,350	152,120
Urban Edge Properties	9,110	235,129
Ventas, Inc.	4,160	281,840
Vornado Realty Trust	2,100	194,838
Welltower, Inc.	3,740	256,302
Weyerhaeuser Co.	154,352	4,619,755

		20,899,793

Real Estate Management & Development - 0.3%
CBRE Group, Inc. - Class A*	3,340	86,038
First Capital Realty, Inc. (Canada)	7,130	113,704
Realogy Holdings Corp.	109,090	2,497,070

		2,696,812

Total Real Estate		23,596,605

Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.2%
SBA Communications Corp. - Class A*	5,610	635,501
Telefonica S.A. - ADR (Spain)	42,360	429,530
Zayo Group Holdings, Inc.*	33,270	1,070,629

		2,135,660

Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	51,673	678,983
China Mobile Ltd. - Class H (China)[1]	19,420	222,483

		901,466

Total Telecommunication Services		3,037,126

Utilities - 0.0%##
Water Utilities - 0.0%##
CT Environmental Group Ltd. (China)[1]	613,660	172,162

TOTAL COMMON STOCKS
(Identified Cost $390,361,442)		422,013,507

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS - 18.8%

Non-Convertible Corporate Bonds - 18.8%
Consumer Discretionary - 1.5%
Auto Components - 0.3%
Dana Financing Luxembourg S.A.R.L.[3], 6.50%, 6/1/2026	230,000	$244,662
Magna International, Inc. (Canada), 4.15%, 10/1/2025	2,150,000	2,329,796

		2,574,458

Household Durables - 0.6%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	505,000	512,575
Lennar Corp., 12.25%, 6/1/2017	830,000	876,688
Meritage Homes Corp., 7.15%, 4/15/2020	120,000	133,200
Meritage Homes Corp., 7.00%, 4/1/2022	230,000	256,680
NVR, Inc., 3.95%, 9/15/2022	3,248,000	3,422,541
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	245,000	250,512
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	280,000	254,800

		5,706,996

Internet & Direct Marketing Retail - 0.4%
The Priceline Group, Inc., 3.60%, 6/1/2026	3,600,000	3,732,527

Media - 0.1%
Sirius XM Radio, Inc.[3], 5.375%, 4/15/2025	370,000	377,363
VTR Finance B.V. (Chile)[3], 6.875%, 1/15/2024	485,000	507,431

		884,794

Multiline Retail - 0.1%
Dollar General Corp., 3.25%, 4/15/2023	1,480,000	1,513,063

Total Consumer Discretionary		14,411,838

Consumer Staples - 1.4%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	1,770,000	2,000,985
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	1,280,000	2,022,740
PepsiCo, Inc., 3.10%, 7/17/2022	1,935,000	2,041,984

		6,065,709

Food & Staples Retailing - 0.7%
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	525,000	509,250
CVS Health Corp., 3.50%, 7/20/2022	2,870,000	3,032,307
The Kroger Co., 2.60%, 2/1/2021	2,545,000	2,593,976

		6,135,533

Food Products - 0.1%
Pinnacle Operating Corp.[3], 9.00%, 11/15/2020 .	1,255,000	778,100

Household Products - 0.0%##
HRG Group, Inc., 7.75%, 1/15/2022	235,000	244,988

Total Consumer Staples		13,224,330

Energy - 3.2%
Energy Equipment & Services - 0.7%
Ensco plc, 5.20%, 3/15/2025	1,465,000	1,191,690
McDermott International, Inc.[3], 8.00%, 5/1/2021	450,000	436,500
Pride International, Inc., 8.50%, 6/15/2019	700,000	761,250
Schlumberger Holdings Corp.[3], 3.625%, 12/21/2022	3,885,000	4,152,766

		6,542,206

Oil, Gas & Consumable Fuels - 2.5%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	3,890,000	4,069,399
Cheniere Corpus Christi Holdings, LLC[3], 7.00%, 6/30/2024	355,000	376,300
Chevron Corp., 1.79%, 11/16/2018	2,020,000	2,037,227
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	1,940,000	2,096,230
ConocoPhillips Co., 3.35%, 5/15/2025	2,660,000	2,704,965
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	230,000	235,175
Enviva Partners LP - Enviva Partners Finance Corp.[3], 8.50%, 11/1/2021	370,000	378,325
Hilcorp Energy I LP - Hilcorp Finance Co.[3], 5.75%, 10/1/2025	195,000	195,488
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	5,420,000	5,602,730
Kinder Morgan, Inc.[3], 5.625%, 11/15/2023	1,950,000	2,157,384
NGL Energy Partners LP - NGL Energy Finance Corp.[3], 7.50%, 11/1/2023	240,000	240,600
Oasis Petroleum, Inc., 6.875%, 1/15/2023	65,000	63,700
PBF Holding Co. LLC - PBF Finance Corp.[3], 7.00%, 11/15/2023	255,000	235,875
Petroleos Mexicanos (Mexico), 4.50%, 1/23/2026	2,135,000	2,062,410
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	360,000	378,900
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[3], 5.50%, 9/15/2024	365,000	363,175

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023		900,000	$957,384

			24,155,267

Total Energy			30,697,473

Financials - 5.8%
Banks - 2.9%
Bank of America Corp., 5.70%, 5/2/2017		1,971,000	2,013,672
Bank of America Corp., 4.00%, 1/22/2025		3,030,000	3,115,425
Barclays Bank plc (United Kingdom)[3], 10.179%, 6/12/2021		1,600,000	2,023,094
Citigroup, Inc., 3.875%, 3/26/2025		4,065,000	4,157,506
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	390,000	299,176
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,970,000	2,026,833
Intesa Sanpaolo S.p.A. (Italy)[3], 6.50%, 2/24/2021		1,780,000	1,996,968
JPMorgan Chase & Co., 4.95%, 3/25/2020		3,690,000	4,039,484
Lloyds Bank plc (United Kingdom)[3,5,6], 12.00%		280,000	380,800
Lloyds Banking Group plc (United Kingdom)[3], 4.582%, 12/10/2025		4,071,000	4,136,800
Popular, Inc., 7.00%, 7/1/2019		550,000	569,938
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	450,000	347,939
Santander Bank N.A., 8.75%, 5/30/2018		1,250,000	1,360,896
Santander Holdings USA, Inc., 2.65%, 4/17/2020		1,385,000	1,383,965
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	400,000	307,195

			28,159,691

Capital Markets - 1.2%
The Goldman Sachs Group, Inc.[7], 2.429%, 11/29/2023		4,080,000	4,140,580
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		1,995,000	2,087,317
Morgan Stanley, 5.00%, 11/24/2025		2,815,000	3,113,691
TD Ameritrade Holding Corp., 2.95%, 4/1/2022		1,980,000	2,046,819

			11,388,407

Consumer Finance - 0.1%
Navient Corp., 6.125%, 3/25/2024		740,000	677,100

Diversified Financial Services - 0.0%##
Horizon Pharma, Inc., 6.625%, 5/1/2023		355,000	335,031
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 7.375%, 4/1/2020		265,000	263,012

			598,043

Insurance - 1.4%
American International Group, Inc., 4.125%, 2/15/2024		2,900,000	3,117,416
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024		7,385,000	8,193,154
Prudential Financial, Inc.[8], 5.875%, 9/15/2042		1,890,000	2,069,550

			13,380,120

Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017		1,455,000	1,475,006
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3], 5.875%, 8/1/2021		535,000	508,250

			1,983,256

Total Financials			56,186,617

Health Care - 0.4%
Biotechnology - 0.2%
AbbVie, Inc., 1.80%, 5/14/2018		2,030,000	2,036,384
AMAG Pharmaceuticals, Inc.[3], 7.875%, 9/1/2023		435,000	407,812

			2,444,196

Health Care Providers & Services - 0.1%
HCA, Inc., 7.50%, 2/15/2022		315,000	358,470
LifePoint Health, Inc.[3], 5.375%, 5/1/2024		240,000	238,512
Tenet Healthcare Corp., 8.125%, 4/1/2022		310,000	303,025

			900,007

Pharmaceuticals - 0.1%
Concordia International Corp. (Canada)[3], 7.00%, 4/15/2023		475,000	273,125
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[3], 5.625%, 10/15/2023	.	375,000	352,500

			625,625

Total Health Care			3,969,828

Industrials - 2.1%
Aerospace & Defense - 0.0%##
DigitalGlobe, Inc.[3], 5.25%, 2/1/2021		430,000	433,225

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Air Freight & Logistics - 0.0%##
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[3,9], 10.00%, 2/15/2018		679,668	$416,297

Airlines - 0.5%
Allegiant Travel Co., 5.50%, 7/15/2019.		365,000	379,144
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023		1,762,046	1,922,833
Southwest Airlines Co., 2.75%, 11/6/2019		1,425,000	1,467,284
Southwest Airlines Co., 2.65%, 11/5/2020		740,000	756,840

			4,526,101

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis
Finance Corp.[3], 9.75%, 5/15/2020		265,000	268,975
Herc Rentals, Inc.[3], 7.50%, 6/1/2022		245,000	245,000

			513,975

Construction & Engineering - 0.2%
Fluor Corp., 3.50%, 12/15/2024		1,920,000	2,024,304

Industrial Conglomerates - 0.7%
General Electric Co.[7], 1.261%, 5/5/2026		2,310,000	2,241,111
Siemens Financieringsmaatschappij N.V. (Germany)[3], 2.90%, 5/27/2022		3,880,000	4,029,473

			6,270,584

Machinery - 0.1%
Case New Holland Industrial, Inc. (United Kingdom), 7.875%, 12/1/2017		399,000	422,441
CNH Industrial N.V. (United Kingdom), 4.50%, 8/15/2023		260,000	261,300
Shape Technologies Group, Inc.[3], 7.625%, 2/1/2020		250,000	253,750
Xerium Technologies, Inc.[3], 9.50%, 8/15/2021		245,000	248,675

			1,186,166

Trading Companies & Distributors - 0.5%
Air Lease Corp., 3.375%, 6/1/2021		4,000,000	4,115,584
Aircastle Ltd., 5.50%, 2/15/2022		235,000	252,038
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021		565,000	577,712
International Lease Finance Corp., 6.25%, 5/15/2019		230,000	248,688

			5,194,022

Total Industrials			20,564,674

Information Technology - 1.3%
Internet Software & Services - 0.3% eBay, Inc., 2.50%, 3/9/2018		3,010,000	3,047,303
VeriSign, Inc., 5.25%, 4/1/2025		180,000	189,900

			3,237,203

IT Services - 0.5%
Automatic Data Processing, Inc., 2.25%, 9/15/2020		1,965,000	2,015,019
Visa, Inc., 2.80%, 12/14/2022		2,940,000	3,057,382

			5,072,401

Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp., 2.45%, 7/29/2020		1,970,000	2,029,764
QUALCOMM, Inc., 3.00%, 5/20/2022		1,960,000	2,042,894

			4,072,658

Technology Hardware, Storage & Peripherals - 0.1%
Diebold, Inc.[3], 8.50%, 4/15/2024		380,000	402,705
Western Digital Corp.[3], 10.50%, 4/1/2024		230,000	265,650

			668,355

Total Information Technology			13,050,617

Materials - 0.8%
Chemicals - 0.3%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[3], 6.75%, 10/15/2019	.	380,000	380,000
The Dow Chemical Co., 8.55%, 5/15/2019		1,725,000	2,009,951
Solvay Finance America LLC (Belgium)[3], 3.40%, 12/3/2020		859,000	894,191

			3,284,142

Containers & Packaging - 0.0%##
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3], 7.25%, 5/15/2024		240,000	253,200

Metals & Mining - 0.3%
Arconic, Inc., 5.87%, 2/23/2022		350,000	374,220
BHP Billiton Finance USA Ltd. (Australia), 3.85%, 9/30/2023		1,750,000	1,898,486
Kinross Gold Corp. (Canada), 5.125%, 9/1/2021		95,000	98,800
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[3], 7.375%, 2/1/2020		380,000	365,750
Techniplas LLC[3], 10.00%, 5/1/2020		315,000	266,962

			3,004,218

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products - 0.2%
Domtar Corp., 4.40%, 4/1/2022	1,425,000	$1,493,661

Total Materials.		8,035,221

Real Estate - 0.9%
Equity Real Estate Investment Trusts (REITS) - 0.8%
American Tower Corp., 3.30%, 2/15/2021	3,950,000	4,102,877
Greystar Real Estate Partners LLC[3], 8.25%, 12/1/2022	360,000	391,500
GTP Acquisition Partners I LLC[3], 2.35%, 6/15/2020	681,000	678,330
MPT Operating Partnership LP - MPT Finance Corp., 5.25%, 8/1/2026	240,000	244,800
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[3], 8.25%, 11/7/2021	420,000	410,550
Welltower, Inc., 4.95%, 1/15/2021	1,860,000	2,047,756

		7,875,813

Real Estate Management & Development - 0.1%
Forestar USA Real Estate Group, Inc.[3], 8.50%, 6/1/2022	615,000	635,372
Rialto Holdings LLC - Rialto Corp.[3], 7.00%, 12/1/2018	375,000	379,688

		1,015,060

Total Real Estate		8,890,873

Telecommunication Services - 1.3%
Diversified Telecommunication Services - 1.1%
AT&T, Inc., 5.20%, 3/15/2020	3,675,000	4,047,965
CenturyLink, Inc., 7.50%, 4/1/2024	350,000	364,438
Frontier Communications Corp., 11.00%, 9/15/2025	585,000	598,982
Hughes Satellite Systems Corp.[3], 6.625%, 8/1/2026	380,000	376,200
Inmarsat Finance plc (United Kingdom)[3], 4.875%, 5/15/2022	655,000	617,730
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	490,000	503,475
Verizon Communications, Inc., 4.15%, 3/15/2024	3,730,000	4,041,761

		10,550,551

Wireless Telecommunication Services - 0.2%
Altice Financing S.A. (Luxembourg)[3], 6.625%, 2/15/2023	505,000	520,150
SBA Tower Trust[3] , 3.598%, 4/15/2018	1,110,000	1,114,006

		1,634,156

Total Telecommunication Services		12,184,707

	PRINCIPAL AMOUNT4/ SHARES	VALUE (NOTE 2)
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Atlantica Yield plc (Spain)[3], 7.00%, 11/15/2019	645,000	656,288
Terraform Global Operating LLC[3], 13.75%, 8/15/2022	375,000	390,000

Total Utilities		1,046,288

TOTAL CORPORATE BONDS
(Identified Cost $180,054,604)		182,262,466

MUTUAL FUNDS - 0.0%##

iShares MSCI India ETF	6,240	181,209
iShares Russell Mid-Cap Growth ETF	3,410	318,426

TOTAL MUTUAL FUNDS
(Identified Cost $488,733)		499,635

U.S. TREASURY SECURITIES - 15.1%

U.S. Treasury Bonds - 2.6%
U.S. Treasury Bond, 4.75%, 2/15/2037	10,400,000	14,575,839
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	11,053,487	11,122,483

Total U.S. Treasury Bonds
(Identified Cost $24,990,248)		25,698,322

U.S. Treasury Notes - 12.5%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2017	18,890,004	18,926,159
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	18,804,088	19,161,723
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	10,803,359	10,958,139
U.S. Treasury Note, 0.75%, 4/15/2018	20,401,000	20,388,249
U.S. Treasury Note, 1.375%, 4/30/2020	18,739,000	18,905,159
U.S. Treasury Note, 1.125%, 7/31/2021	16,260,000	16,113,920
U.S. Treasury Note, 1.75%, 4/30/2022	15,994,000	16,252,031

Total U.S. Treasury Notes
(Identified Cost $120,101,243)		120,705,380

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $145,091,491)		146,403,702

ASSET-BACKED SECURITIES - 3.0%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[3], 1.639%, 2/15/2021	528,514	515,301
BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	2,600,000	2,596,357
CarMax Auto Owner Trust, Series 2016-4, Class A2, 1.21%, 11/15/2019	3,400,000	3,398,698

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Cazenovia Creek Funding I LLC, Series 2015-1A, Class A3, 2.00%, 12/10/2023	948,465	$941,945
Colony American Homes, Series 2015-1A, Class A3,7, 1.735%, 7/17/2032	1,295,219	1,297,568
Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39%, 4/15/2020	3,415,000	3,423,218
Enterprise Fleet Financing LLC, Series 2014-2, Class A2[3], 1.05%, 3/20/2020	682,154	681,124
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[3], 1.59%, 2/22/2021	2,641,139	2,644,557
FDIC Trust, Series 2011-R1, Class A3, 2.672%, 7/25/2026	479,699	487,005
FNA Trust, Series 2014-1A, Class A3, 1.296%, 12/10/2022	236,849	234,480
Home Partners of America Trust, Series 2016-1, Class A3,7, 2.185%, 3/17/2033	1,034,315	1,045,513
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	3,900,000	3,898,624
Invitation Homes Trust, Series 2015-SFR3, Class A3,7, 1.835%, 8/17/2032	2,467,302	2,477,370
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A3, 1.92%, 10/15/2019	1,400,000	1,398,383
Starwood Retail Property Trust, Series 2014-STAR, Class A3,7, 1.744%, 11/15/2027	2,116,000	2,097,448
Tax Ease Funding LLC, Series 2016-1A, Class A3, 3.131%, 6/15/2028	679,907	678,289
Tricon American Homes Trust, Series 2016-SFR1, Class A3, 2.589%, 11/17/2033	1,420,000	1,417,606

TOTAL ASSET-BACKED SECURITIES (Identified Cost $29,236,218)		29,233,486

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.5%

Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/14/2029	201,652	210,161
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4[7], 5.889%, 7/10/2044	30,480	30,435
BWAY Mortgage Trust, Series 2015-1740, Class A3, 2.917%, 1/13/2035	3,350,000	3,369,056
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,7], 2.50%, 5/25/2043	1,541,657	1,517,568
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,7], 2.13%, 2/25/2043	1,187,232	1,149,111
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[3], 3.742%, 11/10/2046	5,997	6,016
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[7], 1.575%, 9/25/2045	17,910,915	704,714
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[7], 1.377%, 4/25/2021	8,485,851	388,757
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[7], 1.698%, 10/25/2021 .	5,716,953	361,360
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[7], 1.519%, 12/25/2021 .	8,540,626	489,169
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[7], 1.615%, 6/25/2022	12,349,238	846,860
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[7], 0.327%, 4/25/2023	63,981,952	762,838
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[7], 0.23%, 5/25/2023	40,553,544	284,167
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[7], 1.686%, 10/25/2018	8,377,643	214,303
FREMF Mortgage Trust, Series 2011-K701, Class B3,7, 4.435%, 7/25/2048	750,000	763,701
FREMF Mortgage Trust, Series 2011-K702, Class B3,7, 4.931%, 4/25/2044	885,000	917,227
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[3], 0.10%, 6/25/2046	160,094,324	813,904
FREMF Mortgage Trust, Series 2013-K502, Class B3,7, 2.609%, 3/25/2045	2,135,000	2,138,598
FREMF Mortgage Trust, Series 2013-K712, Class B3,7, 3.48%, 5/25/2045	885,000	906,537
FREMF Mortgage Trust, Series 2014-K37, Class B3,7, 4.713%, 1/25/2047	1,977,000	2,136,753
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,7], 3.495%, 12/15/2034	2,300,000	2,359,515
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[3,7], 3.495%, 12/15/2034	1,000,000	1,006,509
GS Mortgage Securities Trust, Series 2010-C2, Class A1[3], 3.849%, 12/10/2043 .	127,566	132,755

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047		1,220,405	$1,218,773
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,7], 3.00%, 3/25/2043		879,039	883,108
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,7], 3.50%, 5/25/2043		1,030,841	1,061,605
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,7], 3.00%, 6/25/2029		1,322,101	1,357,115
Motel 6 Trust, Series 2015-MTL6, Class B3, 3.298%, 2/5/2030		2,100,000	2,103,435
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,7], 3.75%, 11/25/2054		1,284,509	1,324,733
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3,7], 3.75%, 8/25/2055		1,526,937	1,584,228
OBP Depositor LLC Trust, Series 2010-OBP, Class A3, 4.646%, 7/15/2045		115,000	125,191
SCG Trust, Series 2013-SRP1, Class AJ3,7, 2.485%, 11/15/2026		3,550,000	3,461,734
Sequoia Mortgage Trust, Series 2013-2, Class A7, 1.874%, 2/25/2043		1,032,338	1,012,014
Sequoia Mortgage Trust, Series 2013-7, Class A2[7], 3.00%, 6/25/2043		899,019	908,126
Sequoia Mortgage Trust, Series 2013-8, Class A1[7], 3.00%, 6/25/2043		1,260,717	1,272,412
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX3, 4.004%, 9/13/2028		350,000	374,726
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[7], 6.011%, 6/15/2045		23,037	23,026
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/15/2043		545,000	590,834
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,254,655	1,261,843
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,7], 3.50%, 1/20/2045		1,556,372	1,590,995
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,7], 3.50%, 3/20/2045		1,523,671	1,554,610

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $42,542,716)			43,218,522

FOREIGN GOVERNMENT BONDS - 2.1%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	790,000,000	1,242,537
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		400,000	471,000
Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	CAD	390,000	311,247
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	160,000	120,207
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	500,000	412,931
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		9,100,000	9,315,606
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	480,000,000	421,977
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	6,000,000	318,326
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	9,500,000	502,407
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	9,900,000	560,508
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	4,000,000	216,295
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	6,500,000	351,874
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,250,000	73,037
Norway Government Bond (Norway)[3], 4.25%, 5/19/2017	NOK	1,610,000	198,699
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	855,000	637,908
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		3,700,000	3,679,236
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	380,000	468,223
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	475,000	618,715

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $21,549,629)			19,920,733

U.S. GOVERNMENT AGENCIES - 12.1%

Mortgage-Backed Securities - 10.1%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		552,372	587,558
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		37,219	39,257
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		54,585	58,678
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		380,622	405,120
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		68,065	73,282
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		661,512	704,490
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		44,045	48,015

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	1,085,952	$1,195,341
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034	1,115,662	1,204,690
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	871,502	958,811
Fannie Mae, Pool #AS3677, 4.00%, 10/1/2034	1,432,774	1,533,438
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035	1,858,447	2,010,027
Fannie Mae, Pool #AZ3376, 4.00%, 7/1/2035	3,626,447	3,922,286
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	964,214	1,093,949
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	141,492	162,268
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	314,533	360,929
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	1,149,047	1,316,386
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	516,334	583,756
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	670,187	768,657
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	645,327	731,330
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	600,242	688,751
Fannie Mae, Pool #889575, 6.00%, 6/1/2038	411,790	471,835
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	1,823,538	2,092,557
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	389,874	446,277
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	236,391	271,183
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	80,053	91,868
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	211,240	238,856
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	1,502,582	1,642,836
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	1,622,687	1,837,715
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	1,051,581	1,205,443
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	861,931	988,593
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	1,390,930	1,595,871
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	902,623	1,034,625
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	961,065	1,051,617
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	1,464,227	1,572,878
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	415,347	454,288
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	340,137	372,990
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,007,888	1,104,781
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	1,121,880	1,204,970
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	2,750,833	3,015,956
Fannie Mae, Pool #AK4940, 3.50%, 3/1/2042	1,273,629	1,342,045
Fannie Mae, Pool #AL7068, 4.50%, 9/1/2042	2,940,070	3,210,139
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	1,422,310	1,527,056
Fannie Mae, Pool #AL7767, 4.50%, 6/1/2044	2,804,995	3,066,050
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	4,242,430	4,638,961
Fannie Mae, Pool #AZ3627, 4.00%, 11/1/2045	689,261	738,121
Fannie Mae, Pool #BA3890, 4.00%, 11/1/2045	879,844	942,282
Fannie Mae, Pool #BA3034, 4.00%, 12/1/2045	455,538	487,969
Fannie Mae, Pool #AZ5009, 4.00%, 1/1/2046	757,991	811,762
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	3,153,155	3,310,514
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	1,890,693	1,985,287
Fannie Mae, Pool #BD1381, 3.50%, 6/1/2046	994,307	1,044,111
Fannie Mae, Pool #AS7568, 4.50%, 7/1/2046	2,458,198	2,695,102
Fannie Mae, Pool #AL8674, 5.655%, 1/1/2049	3,138,087	3,555,749
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	174,227	182,218
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	69,973	75,596
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	49,900	54,025
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	37,554	40,776
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	67,169	72,731
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	29,502	31,773
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	1,060,616	1,167,248
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	1,389,282	1,527,538
Freddie Mac, Pool #C91788, 4.00%, 10/1/2034	1,326,126	1,434,721

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	2,102,643	$2,271,868
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	1,547,680	1,676,041
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	88,278	101,144
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	176,981	200,550
Freddie Mac, Pool #G03781, 6.00%, 1/1/2038	366,620	420,352
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	421,488	482,793
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	736,472	830,333
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	420,295	477,155
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	507,462	574,875
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	579,960	657,232
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	309,421	350,551
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	570,350	646,289
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	1,260,498	1,379,431
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	220,005	249,666
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	300,697	343,739
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	233,420	267,999
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	3,041,924	3,328,790
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	672,659	761,705
Freddie Mac, Pool #Q17719, 3.50%, 4/1/2043	1,643,319	1,730,179
Freddie Mac, Pool #G08672, 4.00%, 10/1/2045	975,181	1,042,655
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	2,857,815	3,081,296
Freddie Mac, Pool #Q37892, 4.00%, 12/1/2045	1,747,727	1,869,276
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	2,079,856	2,188,454
Ginnie Mae, Pool #263096, 9.50%, 3/15/2020	756	759

Total Mortgage-Backed Securities (Identified Cost $95,871,260)		98,017,064

Other Agencies - 2.0%
Fannie Mae, 2.625%, 9/6/2024 (Identified Cost $19,923,003)	18,566,000	19,578,757

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $115,794,263)		117,595,821

	SHARES/ CONTRACTS	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 0.7%

Dreyfus Government Cash Management[10], 0.28%, (Identified Cost $6,455,176)	6,455,176	6,455,176

TOTAL INVESTMENTS - 99.9% (Identified Cost $931,574,272)		967,603,048
OTHER ASSETS, LESS LIABILITIES - 0.1%		1,158,388

NET ASSETS - 100%		$968,761,436

CALL OPTIONS WRITTEN - 0.0%##

Liberty Global plc - Class A, Strike $35, Expiring November 18, 2016, (Premiums Received $22,136)	561	$(16,830)

PUT OPTIONS WRITTEN - 0.0%##

Facebook, Inc. - Class A, Strike $120, Expiring November 4, 2016,	149	(5,960)
The Priceline Group, Inc., Strike $1,330, Expiring November 11, 2016,	13	(8,580)
Skyworks Solutions, Inc., Strike $70, Expiring November 4, 2016,	258	(11,610)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $57,290)		$(26,150)

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

ADR - American Depositary Receipt

AUD - Australian Dollar

CAD - Canadian Dollar

CLP - Chilean Peso

ETF - Exchange-traded fund

GBP - British Pound

IO - Interest only

KRW - South Korean Won

MXN - Mexican Peso

No. - Number

NOK - Norwegian Krone

SGD - Singapore Dollar

##Less than 0.1%.

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2016, the total value of such securities was $17,910,418.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $87,520,856 or 9.0%, of the Series’ net assets as of October 31, 2016 (see Note 2 to the financial statements).

4Amount is stated in USD unless otherwise noted.

5Security is perpetual in nature and has no stated maturity date.

6The rate shown is a fixed rate as of October 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

7The coupon rate is floating and is the effective rate as of October 31, 2016.

8The rate shown is a fixed rate as of October 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

9Represents a Payment-In-Kind bond.

10Rate shown is the current yield as of October 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard &Poor, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2016

ASSETS:

Investments, at value (identified cost $931,574,272) (Note 2)	$967,603,048
Interest receivable	3,353,635
Receivable for securities sold	2,654,822
Receivable for fund shares sold	458,328
Foreign tax reclaims receivable	368,191
Dividends receivable	293,751
Prepaid expenses	24,959

TOTAL ASSETS	974,756,734

LIABILITIES:

Accrued management fees (Note 3)	626,883
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	123,952
Accrued shareholder services fees (Class S) (Note 3)	110,147
Accrued fund accounting and administration fees (Note 3)	42,929
Accrued transfer agent fees (Note 3)	24,263
Accrued Directors’ fees (Note 3)	497
Accrued Chief Compliance Officer service fees (Note 3)	353
Options written, at value (premiums received $79,426) (Note 2)	42,980
Accrued foreign capital gains tax (Note 2)	178
Payable for fund shares repurchased	3,709,546
Payable for securities purchased	1,198,910
Other payables and accrued expenses	114,660

TOTAL LIABILITIES	5,995,298

TOTAL NET ASSETS	$968,761,436

NET ASSETS CONSIST OF:

Capital stock	$828,433
Additional paid-in-capital	913,683,131
Undistributed net investment income	3,744,257
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	14,485,191
Net unrealized appreciation (depreciation) on investments (net of foreign capital gains tax of $178), foreign currency and translation of other assets and liabilities	36,020,424

TOTAL NET ASSETS	$968,761,436

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2016

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($511,576,970/ 38,261,212 shares)	$13.37

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($299,008,608/ 29,319,303 shares)	$10.20

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($128,676,779/ 12,500,953 shares)	$10.29

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($29,499,079/ 2,761,840 shares)	$10.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Interest	$18,915,802
Dividends (net of foreign taxes withheld, $185,766)	7,351,481

Total Investment Income	26,267,283

EXPENSES:

Management fees (Note 3)	9,616,840
Shareholder services fees (Class S) (Note 3)	1,422,695
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,352,656
Fund accounting and administration fees (Note 3)	258,808
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	178,106
Transfer agent fees (Note 3)	159,268
Directors’ fees (Note 3)	100,730
Chief Compliance Officer service fees (Note 3)	3,727
Custodian fees	97,762
Miscellaneous	303,415

Total Expenses	13,494,007

NET INVESTMENT INCOME	12,773,276

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	23,566,907
Futures contracts	(9,912,872)
Options written	758,997
Foreign currency and translation of other assets and liabilities	(1,970,777)

12,442,255

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $604)	200,981
Futures contracts	1,250,569
Options written	36,446
Foreign currency and translation of other assets and liabilities	(2,302)

1,485,694

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	13,927,949

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,701,225

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$12,773,276	$18,743,885
Net realized gain on investments and foreign currency	12,442,255	5,837,309
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,485,694	(57,677,527)

Net increase (decrease) from operations	26,701,225	(33,096,333)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(4,729,271)	(6,361,974)
From net investment income (Class I)	(9,622,576)	(10,068,499)
From net investment income (Class C)	(429,546)	(598,118)
From net investment income (Class R)	(270,283)	(414,173)
From net realized gain on investments (Class S)	(1,848,286)	(53,056,681)
From net realized gain on investments (Class I)	(2,787,665)	(62,123,946)
From net realized gain on investments (Class C)	(532,912)	(12,982,360)
From net realized gain on investments (Class R)	(137,520)	(4,081,502)

Total distributions to shareholders	(20,358,059)	(149,687,253)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(649,253,761)	88,498,622

Net decrease in net assets	(642,910,595)	(94,284,964)

NET ASSETS:

Beginning of year	1,611,672,031	1,705,956,995

End of year (including undistributed net investment income of $3,744,257 and $8,229,281,respectively)	$968,761,436	$1,611,672,031

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.15	$14.53	$14.52	$13.28	$12.92

Income (loss) from investment operations:
Net investment income[1]	0.13	0.15	0.16	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.23	(0.44)	0.59	1.55	0.77

Total from investment operations	0.36	(0.29)	0.75	1.69	0.94

Less distributions to shareholders:
From net investment income	(0.10)	(0.12)	(0.12)	(0.13)	(0.20)
From net realized gain on investments	(0.04)	(0.97)	(0.62)	(0.32)	(0.38)

Total distributions to shareholders	(0.14)	(1.09)	(0.74)	(0.45)	(0.58)

Net asset value - End of year	$13.37	$13.15	$14.53	$14.52	$13.28

Net assets - End of year (000’s omitted)	$511,577	$683,089	$788,276	$793,812	$707,222

Total return[2]	2.77%	(1.99%)	5.47%	13.07%	7.73%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.07%	1.06%	1.06%	1.06%	1.07%
Net investment income	0.97%	1.08%	1.12%	1.04%	1.34%
Series portfolio turnover	67%	56%	53%	52%	47%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.07	$11.40	$11.56	$10.67	$10.50

Income (loss) from investment operations:
Net investment income[1]	0.12	0.14	0.16	0.14	0.16
Net realized and unrealized gain (loss) on investments	0.18	(0.35)	0.46	1.23	0.62

Total from investment operations	0.30	(0.21)	0.62	1.37	0.78

Less distributions to shareholders:
From net investment income	(0.13)	(0.15)	(0.16)	(0.16)	(0.23)
From net realized gain on investments	(0.04)	(0.97)	(0.62)	(0.32)	(0.38)

Total distributions to shareholders	(0.17)	(1.12)	(0.78)	(0.48)	(0.61)

Net asset value - End of year	$10.20	$10.07	$11.40	$11.56	$10.67

Net assets - End of year (000’s omitted)	$299,009	$740,524	$719,847	$614,016	$496,286

Total return[2]	3.08%	(1.76%)	5.73%	13.34%	8.06%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.82%	0.81%	0.81%	0.81%	0.82%
Net investment income	1.24%	1.33%	1.37%	1.28%	1.57%
Series portfolio turnover	67%	56%	53%	52%	47%
1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class C

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.16	$11.49	$11.65	$10.75	$10.58

Income (loss) from investment operations:
Net investment income[1]	0.02	0.03	0.04	0.03	0.06
Net realized and unrealized gain (loss) on investments	0.18	(0.35)	0.47	1.25	0.62

Total from investment operations	0.20	(0.32)	0.51	1.28	0.68

Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.05)	(0.06)	(0.13)
From net realized gain on investments	(0.04)	(0.97)	(0.62)	(0.32)	(0.38)

Total distributions to shareholders	(0.07)	(1.01)	(0.67)	(0.38)	(0.51)

Net asset value - End of year	$10.29	$10.16	$11.49	$11.65	$10.75

Net assets - End of year (000’s omitted)	$128,677	$148,143	$150,654	$112,601	$81,457

Total return[2]	1.98%	(2.77%)	4.69%	12.27%	6.94%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.82%	1.81%	1.81%	1.81%	1.82%
Net investment income	0.22%	0.33%	0.37%	0.29%	0.57%
Series portfolio turnover	67%	56%	53%	52%	47%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.53	$11.87	$12.00	$11.06	$10.88

Income (loss) from investment operations:
Net investment income[1]	0.07	0.09	0.10	0.09	0.11
Net realized and unrealized gain (loss) on investments	0.20	(0.36)	0.49	1.28	0.65

Total from investment operations	0.27	(0.27)	0.59	1.37	0.76

Less distributions to shareholders:
From net investment income	(0.08)	(0.10)	(0.10)	(0.11)	(0.20)
From net realized gain on investments	(0.04)	(0.97)	(0.62)	(0.32)	(0.38)

Total distributions to shareholders	(0.12)	(1.07)	(0.72)	(0.43)	(0.58)

Net asset value - End of year	$10.68	$10.53	$11.87	$12.00	$11.06

Net assets - End of year (000’s omitted)	$29,499	$39,917	$47,180	$50,280	$39,999

Total return[2]	2.55%	(2.30%)	5.24%	12.77%	7.48%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.32%	1.31%	1.31%	1.31%	1.33%
Net investment income	0.72%	0.83%	0.87%	0.80%	1.04%
Series portfolio turnover	67%	56%	53%	52%	47%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2016 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S3	3.23%	6.60%	4.72%	8.10%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I3,4	3.52%	6.87%	4.94%	8.20%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class C3,5	2.53%	5.82%	3.96%	7.35%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R3,5	2.93%	6.33%	4.45%	7.87%
Bloomberg Barclays U.S. Aggregate Bond Index[6]	4.37%	2.90%	4.64%	5.44%
40/15/45 Blended Index[7]	3.86%	7.28%	5.42%	7.12%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2016 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Bloomberg Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R for the year ended October 31, 2016.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010, and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

6The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update as of October 31, 2016 - Pro-Blend® Extended Term Series

(unaudited)

7The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Series’ inception date.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,029.20	$5.46	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.43	1.07%
Class I
Actual	$1,000.00	$1,030.20	$4.13	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.12	0.81%
Class C
Actual	$1,000.00	$1,024.80	$9.26	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.99	$9.22	1.82%
Class R
Actual	$1,000.00	$1,027.70	$6.68	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.65	1.31%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Extended Term Series

As of October 31, 2016 (unaudited)

Sector Allocation[4]
Information Technology	19.0%
Consumer Discretionary	14.0%
Health Care	7.5%
Consumer Staples	6.4%
Industrials	5.4%
Materials	5.2%
Financials	5.1%
Energy	4.7%
Real Estate	3.7%
Telecommunication Services	1.4%
Utilities	0.1%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Cerner Corp.	2.3%
Facebook, Inc. - Class A	2.1%
ServiceNow, Inc.	2.0%
MasterCard, Inc. - Class A	2.0%
Monsanto Co.	1.9%
Apple, Inc.	1.7%
Electronic Arts, Inc.	1.7%
The Priceline Group, Inc.	1.6%
Medtronic plc	1.6%
Amazon.com, Inc.	1.5%

5As a percentage of total investments.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 57.5%

Consumer Discretionary - 12.8%
Diversified Consumer Services - 0.2%
Fu Shou Yuan International Group
Ltd. (China)[1]	2,042,000	$1,196,193
Kroton Educacional S.A. (Brazil)	95,124	473,534

		1,669,727

Hotels, Restaurants & Leisure - 1.1%
Accor S.A. (France)[1]	17,600	667,859
Yum! Brands, Inc.	127,150	10,970,502

		11,638,361

Household Durables - 0.0%##
LGI Homes, Inc.*	6,990	208,022

Internet & Direct Marketing Retail - 4.2%
Amazon.com, Inc.*	20,540	16,222,903
ASOS plc (United Kingdom)*[1]	13,160	844,792
Expedia, Inc.	8,690	1,123,009
The Priceline Group, Inc.*	11,720	17,277,976
Rakuten, Inc. (Japan)[1]	138,010	1,591,070
TripAdvisor, Inc.*[2]	96,510	6,222,965
Zalando SE (Germany)*[1,3]	20,020	880,377

		44,163,092

Leisure Products - 0.1%
Shimano, Inc. (Japan)[1]	4,700	803,604

Media - 5.1%
Global Mediacom Tbk PT (Indonesia)[1]	3,486,270	226,864
ITV plc (United Kingdom)[1]	1,501,980	3,131,264
Liberty Global plc - Class A - ADR (United Kingdom)*	363,681	11,856,001
Surya Citra Media Tbk PT (Indonesia)[1]	2,354,150	478,106
Time Warner, Inc.	165,550	14,732,294
Tribune Media Co. - Class A	277,470	9,045,522
Twenty-First Century Fox, Inc. - Class A	549,980	14,447,975

		53,918,026

Specialty Retail - 0.8%
Advance Auto Parts, Inc.	12,120	1,697,770
Kingfisher plc (United Kingdom)[1]	1,420,140	6,273,383
Monro Muffler Brake, Inc.	14,360	789,800
Mr Price Group Ltd. (South Africa)[1]	19,220	218,964

		8,979,917

Textiles, Apparel & Luxury Goods - 1.3%
ANTA Sports Products Ltd. (China)[1] .	230,000	663,279
Kering (France)[1]	5,010	1,111,570
lululemon athletica, Inc.*	213,019	12,195,338

		13,970,187

Total Consumer Discretionary		135,350,936

Consumer Staples - 5.2%
Beverages - 3.2%
Ambev S.A. - ADR (Brazil)	2,299,965	13,569,793
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	78,134	8,967,462
Cia Cervecerias Unidas S.A. - ADR (Chile)	26,690	573,835
Diageo plc (United Kingdom)[1]	390,270	10,387,680
Fomento Economico Mexicano S.A.B. de C.V. - ADR (Mexico)	2,750	263,092
Treasury Wine Estates Ltd. (Australia)[1]	54,539	444,619

		34,206,481

Food & Staples Retailing - 0.1%
Dairy Farm International Holdings
Ltd. (Hong Kong)[1]	158,120	1,118,040
Tesco plc (United Kingdom)*[1]	71,472	184,090

		1,302,130

Food Products - 0.7%
Adecoagro S.A. (Argentina)*	127,930	1,407,230
BRF S.A. (Brazil)	25,450	425,602
BRF S.A. - ADR (Brazil)	13,460	225,051
Danone S.A. (France)[1]	11,910	826,061
Gruma S.A.B de C.V. - Class B (Mexico)	18,600	258,556
Nestle S.A. (Switzerland)[1]	15,016	1,088,869
Sao Martinho S.A. (Brazil)	55,670	1,112,877
Suedzucker AG (Germany)[1]	17,317	444,227
Tiger Brands Ltd. (South Africa)[1]	15,590	443,948
Universal Robina Corp. (Philippines)[1]	348,070	1,307,971

		7,540,392

Personal Products - 1.0%
Beiersdorf AG (Germany)[1]	1,970	173,675
Unilever plc - ADR (United Kingdom)	251,279	10,470,796

		10,644,471

Tobacco - 0.2%
Gudang Garam Tbk PT (Indonesia)[1]	150,140	781,182
Japan Tobacco, Inc. (Japan)[1]	14,300	543,688

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco (continued)
KT&G Corp. (South Korea)[1]	2,630	$259,397

		1,584,267

Total Consumer Staples		55,277,741

Energy - 2.1%
Energy Equipment & Services - 1.1%
Schlumberger Ltd	151,441	11,847,229

Oil, Gas & Consumable Fuels - 1.0%
Cameco Corp. (Canada)	50,796	391,129
Cosan S.A. Industria e Comercio (Brazil)	25,440	340,395
Galp Energia SGPS S.A. (Portugal)[1]	88,920	1,205,608
Range Resources Corp.	232,680	7,862,257
Royal Dutch Shell plc - Class B (Netherlands)[1]	7,519	193,935

		9,993,324

Total Energy		21,840,553

Financials - 1.0%
Banks - 0.0%##
ICICI Bank Ltd. - ADR (India)	47,750	395,848

Capital Markets - 1.0%
BlackRock, Inc.	29,660	10,121,178
JSE Ltd. (South Africa)[1]	22,040	256,769

		10,377,947

Total Financials		10,773,795

Health Care - 7.1%
Biotechnology - 0.4%
Alexion Pharmaceuticals, Inc.*	6,850	893,925
BioMarin Pharmaceutical, Inc.*	9,150	736,758
China Biologic Products, Inc. (China)*	4,550	537,400
Incyte Corp. Ltd.*	7,280	633,142
Seattle Genetics, Inc.*	13,810	713,977
Vertex Pharmaceuticals, Inc.*	9,160	694,878

		4,210,080

Health Care Equipment & Supplies - 1.6%
Essilor International S.A. (France)[1]	5,320	597,829
Medtronic plc	201,510	16,527,850

		17,125,679

Health Care Providers & Services - 1.1%
Acadia Healthcare Co., Inc.*	23,760	854,410
Brookdale Senior Living, Inc.*	6,360	91,775
DaVita, Inc.*	18,990	1,113,194
Express Scripts Holding Co.*[2]	111,600	7,521,840
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	5,660	461,033
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	18,130	735,715
KPJ Healthcare Berhad (Malaysia)[1]	359,110	359,538
Odontoprev S.A. (Brazil)	84,680	318,346
Siloam International Hospitals Tbk PT (Indonesia)*[1]	529,800	421,266

		11,877,117

Health Care Technology - 2.3%
Cerner Corp.*	409,400	23,982,652

Life Sciences Tools & Services - 0.1%
QIAGEN N.V.*[1]	6,700	163,866
QIAGEN N.V.*	9,760	237,949

		401,815

Pharmaceuticals - 1.6%
AstraZeneca plc - ADR (United Kingdom)	26,520	751,046
Genomma Lab Internacional S.A.B.de C.V. - Class B (Mexico)*	201,340	241,595
GlaxoSmithKline plc (United Kingdom)[1]	14,495	286,340
Johnson & Johnson[2]	125,690	14,578,783
Novartis AG - ADR (Switzerland)	13,480	957,350
Perrigo Co. plc	4,570	380,178

		17,195,292

Total Health Care		74,792,635

Industrials - 3.6%
Aerospace & Defense - 0.8%
Korea Aerospace Industries Ltd. (South Korea)[1]	10,358	585,030
LIG Nex1 Co. Ltd. (South Korea)[1]	7,800	503,551
Safran S.A. (France)[1]	111,010	7,638,783

		8,727,364

Airlines - 0.1%
easyJet plc (United Kingdom)[1]	29,730	340,932
Ryanair Holdings plc - ADR (Ireland)*	14,956	1,123,046

		1,463,978

Commercial Services & Supplies - 0.0%##
China Everbright International Ltd. (China)[1]	207,000	247,454

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies (continued)
KEPCO Plant Service & Engineering
Co. Ltd. (South Korea)[1]	3,960	$189,836

		437,290

Industrial Conglomerates - 0.2%
Siemens AG (Germany)[1]	15,250	1,732,674

Machinery - 1.0%
Alstom S.A. (France)*[1]	25,650	689,262
ANDRITZ AG (Austria)[1]	14,320	748,730
FANUC Corp. (Japan)[1]	3,470	635,314
Flowserve Corp.	136,830	5,794,750
GEA Group AG (Germany)[1]	34,870	1,350,586
SMC Corp. (Japan)[1]	3,600	1,043,551
Sulzer AG (Switzerland)[1]	2,060	202,871
The Weir Group plc (United Kingdom)[1]	7,670	159,328

		10,624,392

Professional Services - 1.2%
Applus Services S.A. (Spain)[1]	50,690	486,369
Bureau Veritas S.A. (France)[1]	22,840	431,384
Nielsen Holdings plc	248,410	11,183,418

		12,101,171

Road & Rail - 0.2%
Genesee & Wyoming, Inc. - Class A*	16,630	1,129,842
Kansas City Southern	12,510	1,097,878

		2,227,720

Trading Companies & Distributors - 0.1%
Brenntag AG (Germany)[1]	9,297	497,022
Howden Joinery Group plc (United Kingdom)[1]	15,780	72,259

		569,281

Transportation Infrastructure - 0.0%##
Aena S.A. (Spain)[1,3]	1,130	165,586

Total Industrials		38,049,456

Information Technology - 18.1%
Electronic Equipment, Instruments & Components - 0.3%
Hitachi Ltd. (Japan)[1]	244,000	1,300,738
Keyence Corp. (Japan)[1]	1,709	1,252,853

		2,553,591

Internet Software & Services - 4.6%
Alibaba Group Holding Ltd. - ADR (China)*	11,580	1,177,570
Alphabet, Inc. - Class A*[2]	10,690	8,657,831
Alphabet, Inc. - Class C*	14,640	11,485,666
Baidu, Inc. - ADR (China)*	4,990	882,531
Benefitfocus, Inc.*	20,010	650,325
Facebook, Inc. - Class A*	166,510	21,811,145
Just Eat plc (United Kingdom)*[1]	12,500	85,867
Match Group, Inc.*	50,300	908,418
MercadoLibre, Inc. (Argentina)	5,660	950,937
MiX Telematics Ltd. - ADR (South Africa)	46,320	291,353
Q2 Holdings, Inc.*	30,590	859,579
Tencent Holdings Ltd. - Class H (China)[1]	47,600	1,261,511

		49,022,733

IT Services - 4.0%
Amdocs Ltd. - ADR	9,810	573,394
FleetCor Technologies, Inc.*	4,470	783,591
InterXion Holding N.V. - ADR (Netherlands)*	8,450	314,594
MasterCard, Inc. - Class A	193,150	20,670,913
PayPal Holdings, Inc.*	191,790	7,989,971
Visa, Inc. - Class A2	139,700	11,526,647

		41,859,110

Semiconductors & Semiconductor Equipment - 2.3%
QUALCOMM, Inc.	164,550	11,307,876
Skyworks Solutions, Inc.	172,460	13,269,072

		24,576,948

Software - 5.0%
Electronic Arts, Inc.*	229,890	18,050,963
Microsoft Corp.	187,870	11,257,170
Paylocity Holding Corp.*	18,930	823,266
SAP SE (Germany)[1]	5,150	453,714
ServiceNow, Inc.*	239,220	21,029,830
TOTVS S.A. (Brazil)	59,978	544,913
The Ultimate Software Group, Inc.*	4,840	1,021,192

		53,181,048

Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	159,040	18,057,402
Samsung Electronics Co. Ltd. (South Korea)[1]	1,210	1,730,697

		19,788,099

Total Information Technology		190,981,529

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials - 4.3%
Chemicals - 3.2%
Akzo Nobel N.V. (Netherlands)[1]	3,840	$248,108
Ashland Global Holdings, Inc.	101,040	11,289,199
Givaudan S.A. (Switzerland)[1]	300	580,220
Monsanto Co.	202,030	20,358,563
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	15,140	442,996
Solvay S.A. (Belgium)[1]	730	83,741
Symrise AG (Germany)[1]	4,760	326,896

		33,329,723

Metals & Mining - 1.1%
Alumina Ltd. (Australia)[1]	149,111	179,212
Arconic, Inc.	411,666	11,823,048
Norsk Hydro ASA (Norway)[1]	41,144	183,944

		12,186,204

Total Materials		45,515,927

Real Estate - 2.9%
Equity Real Estate Investment Trusts (REITS) - 2.5%
Agree Realty Corp.	8,800	425,480
Alexandria Real Estate Equities, Inc.	3,850	415,068
alstria office REIT AG (Germany)[1]	57,300	739,129
American Campus Communities, Inc.	5,970	311,097
American Homes 4 Rent - Class A	16,130	340,504
Apartment Investment & Management Co. - Class A	9,010	397,071
AvalonBay Communities, Inc.	3,120	534,082
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	8,070	114,653
Boston Properties, Inc.	2,190	263,851
Brandywine Realty Trust	19,320	299,460
Brixmor Property Group, Inc.	7,540	191,667
CatchMark Timber Trust, Inc. - Class A	18,960	199,838
Chesapeake Lodging Trust	14,470	314,144
Colony Starwood Homes	10,220	296,482
Columbia Property Trust, Inc.	7,890	166,321
Community Healthcare Trust, Inc.	22,670	507,355
CoreSite Realty Corp.	1,790	131,995
Crown Castle International Corp.	2,090	190,169
CubeSmart	18,250	475,777
DDR Corp.	21,750	332,557
Digital Realty Trust, Inc.	3,580	334,479
Douglas Emmett, Inc.	10,380	378,870
Education Realty Trust, Inc.	6,526	277,942
Equinix, Inc.	1,420	507,338
Equity LifeStyle Properties, Inc.	3,010	228,278
Equity One, Inc.	11,170	318,345
Equity Residential	7,940	490,295
Extra Space Storage, Inc.	3,280	239,932
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	134,967	114,252
Forest City Realty Trust, Inc. - Class A	22,140	478,003
General Growth Properties, Inc.	11,860	295,907
Global Medical REIT, Inc.	15,760	153,660
Healthcare Trust of America, Inc. - Class A	8,330	254,898
Host Hotels & Resorts, Inc.	11,010	170,435
Klepierre (France)[1]	6,350	259,512
Lamar Advertising Co. - Class A	5,020	318,519
LaSalle Hotel Properties	7,160	170,050
Life Storage, Inc.	4,240	341,956
Mid-America Apartment Communities, Inc.	3,040	281,960
NorthStar Realty Finance Corp.	18,580	269,782
Outfront Media, Inc.	16,195	348,354
Pennsylvania Real Estate Investment Trust	15,980	311,770
Physicians Realty Trust	24,130	477,050
Potlatch Corp.	8,600	330,240
Prologis, Inc.	13,050	680,688
Public Storage	1,630	348,364
Retail Properties of America, Inc. - Class A	12,010	186,996
Rexford Industrial Realty, Inc.	18,060	380,344
Senior Housing Properties Trust	9,310	198,024
Simon Property Group, Inc.	5,580	1,037,657
Spirit Realty Capital, Inc.	25,630	305,253
STORE Capital Corp.	12,720	347,129
Sun Communities, Inc.	2,860	220,020
Tanger Factory Outlet Centers, Inc.	8,520	296,496
Taubman Centers, Inc.	3,340	242,016
Terreno Realty Corp.	13,720	358,092
UDR, Inc.	5,240	183,243
Urban Edge Properties	11,000	283,910
Ventas, Inc.	4,970	336,718
Vornado Realty Trust	2,640	244,939
Welltower, Inc.	4,520	309,756
Weyerhaeuser Co.	224,535	6,720,333

		26,678,505

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[4]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Real Estate Management & Development - 0.4%
CBRE Group, Inc. - Class A*	4,330	$111,541
First Capital Realty, Inc. (Canada)	8,690	138,581
Realogy Holdings Corp.	155,710	3,564,202

		3,814,324

Total Real Estate		30,492,829

Telecommunication Services - 0.4%
Diversified Telecommunication Services - 0.3%
SBA Communications Corp. - Class A*	8,250	934,560
Telefonica S.A. - ADR (Spain)	67,286	682,280
Zayo Group Holdings, Inc.*	48,910	1,573,924

		3,190,764

Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	79,189	1,040,543
China Mobile Ltd. - Class H (China)[1]	29,210	334,641

		1,375,184

Total Telecommunication Services		4,565,948

Utilities - 0.0%##
Water Utilities - 0.0%##
CT Environmental Group Ltd. (China)[1]	768,000	215,462

TOTAL COMMON STOCKS (Identified Cost $560,749,844)		607,856,811

CORPORATE BONDS - 14.8%

Non-Convertible Corporate Bonds - 14.8%
Consumer Discretionary - 1.1%
Auto Components - 0.2%
Dana Financing Luxembourg S.A.R.L.[3], 6.50%, 6/1/2026	205,000	218,069
Magna International, Inc. (Canada), 4.15%, 10/1/2025	2,000,000	2,167,252

		2,385,321

Household Durables - 0.4%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	555,000	563,325
Lennar Corp., 12.25%, 6/1/2017	740,000	781,625
Meritage Homes Corp., 7.15%, 4/15/2020	135,000	149,850
Meritage Homes Corp., 7.00%, 4/1/2022	250,000	279,000
NVR, Inc., 3.95%, 9/15/2022	1,700,000	1,791,355
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	270,000	276,075
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	310,000	282,100

		4,123,330

Internet & Direct Marketing Retail - 0.3%
The Priceline Group, Inc., 3.60%, 6/1/2026	2,950,000	3,058,598

Media - 0.1%
Sirius XM Radio, Inc.[3], 5.375%, 4/15/2025	405,000	413,060
VTR Finance B.V. (Chile)[3], 6.875%, 1/15/2024	530,000	554,512

		967,572

Multiline Retail - 0.1%
Dollar General Corp., 3.25%, 4/15/2023	1,345,000	1,375,047

Total Consumer Discretionary		11,909,868

Consumer Staples - 1.1%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	1,590,000	1,797,495
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	1,220,000	1,927,925
PepsiCo, Inc., 3.10%, 7/17/2022	1,740,000	1,836,203

		5,561,623

Food & Staples Retailing - 0.5%
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	580,000	562,600
CVS Health Corp., 3.50%, 7/20/2022	2,610,000	2,757,603
The Kroger Co., 2.60%, 2/1/2021	1,800,000	1,834,639

		5,154,842

Food Products - 0.1%
Pinnacle Operating Corp.[3], 9.00%, 11/15/2020	1,285,000	796,700

Household Products - 0.0%##
HRG Group, Inc., 7.75%, 1/15/2022	265,000	276,262

Total Consumer Staples		11,789,427

Energy - 2.7%
Energy Equipment & Services - 0.7%
Ensco plc, 5.20%, 3/15/2025	2,195,000	1,785,501

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[4]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
McDermott International, Inc.[3], 8.00%, 5/1/2021		500,000	$485,000
Pride International, Inc., 8.50%, 6/15/2019		600,000	652,500
Schlumberger Holdings Corp.[3], 3.625%, 12/21/2022		3,570,000	3,816,055

			6,739,056

Oil, Gas & Consumable Fuels - 2.0%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024		3,580,000	3,745,102
Cheniere Corpus Christi Holdings, LLC[3], 7.00%, 6/30/2024		390,000	413,400
Chevron Corp., 1.79%, 11/16/2018		1,835,000	1,850,649
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025		1,820,000	1,966,566
ConocoPhillips Co., 3.35%, 5/15/2025		1,880,000	1,911,780
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022		250,000	255,625
Enviva Partners LP - Enviva Partners Finance Corp.[3], 8.50%, 11/1/2021		400,000	409,000
Hilcorp Energy I LP - Hilcorp Finance Co.[3], 5.75%, 10/1/2025		215,000	215,537
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024		3,850,000	3,979,799
Kinder Morgan, Inc.[3], 5.625%, 11/15/2023		1,820,000	2,013,559
NGL Energy Partners LP - NGL Energy Finance Corp.[3], 7.50%, 11/1/2023		265,000	265,662
Oasis Petroleum, Inc., 6.875%, 1/15/2023		70,000	68,600
PBF Holding Co. LLC - PBF Finance Corp.[3], 7.00%, 11/15/2023		455,000	420,875
Petroleos Mexicanos (Mexico), 4.50%, 1/23/2026		1,935,000	1,869,210
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		400,000	421,000
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[3], 5.50%, 9/15/2024		400,000	398,000
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023		990,000	1,053,122

			21,257,486

Total Energy			27,996,542

Financials - 4.0%
Banks - 2.3%
Bank of America Corp., 5.70%, 5/2/2017		1,780,000	1,818,537
Bank of America Corp., 4.00%, 1/22/2025		2,780,000	2,858,377
Barclays Bank plc (United Kingdom)[3], 10.179%, 6/12/2021		1,460,000	1,846,074
Citigroup, Inc., 3.875%, 3/26/2025		3,745,000	3,830,225
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	380,000	291,505
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,790,000	1,841,640
Intesa Sanpaolo S.p.A. (Italy)[3], 6.50%, 2/24/2021		1,620,000	1,817,465
JPMorgan Chase & Co., 4.95%, 3/25/2020		3,370,000	3,689,176
Lloyds Bank plc (United Kingdom)[3,5,6], 12.00%		305,000	414,800
Lloyds Banking Group plc (United Kingdom)[3], 4.582%, 12/10/2025		3,705,000	3,764,884
Popular, Inc., 7.00%, 7/1/2019		610,000	632,112
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	445,000	344,073
Santander Holdings USA, Inc., 2.65%, 4/17/2020		1,265,000	1,264,055
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	400,000	307,195

			24,720,118

Capital Markets - 1.0%
The Goldman Sachs Group, Inc.[7], 2.429%, 11/29/2023		3,690,000	3,744,789
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		1,815,000	1,898,987
Morgan Stanley, 5.00%, 11/24/2025		2,570,000	2,842,695
TD Ameritrade Holding Corp., 2.95%, 4/1/2022		1,800,000	1,860,745

			10,347,216

Consumer Finance - 0.1%
Navient Corp., 6.125%, 3/25/2024		1,185,000	1,084,275

Diversified Financial Services - 0.1%
Horizon Pharma, Inc., 6.625%, 5/1/2023		410,000	386,937
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 7.375%, 4/1/2020		290,000	287,825

			674,762

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance - 0.4%
American International Group, Inc., 4.125%, 2/15/2024	1,059,000	$1,138,394
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	2,624,000	2,911,150

		4,049,544

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	1,080,000	1,094,850
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3], 5.875%, 8/1/2021	590,000	560,500

		1,655,350

Total Financials		42,531,265

Health Care - 0.4%
Biotechnology - 0.2%
AbbVie, Inc., 1.80%, 5/14/2018	1,840,000	1,845,787
AMAG Pharmaceuticals, Inc.[3], 7.875%, 9/1/2023	470,000	440,625

		2,286,412

Health Care Providers & Services - 0.1%
HCA, Inc., 7.50%, 2/15/2022	350,000	398,300
LifePoint Health, Inc.[3], 5.375%, 5/1/2024	265,000	263,357
Tenet Healthcare Corp., 8.125%, 4/1/2022	345,000	337,238

		998,895

Pharmaceuticals - 0.1%
Concordia International Corp. (Canada)[3], 7.00%, 4/15/2023	530,000	304,750
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[3], 5.625%, 10/15/2023	476,000	447,440

		752,190

Total Health Care		4,037,497

Industrials - 1.8%
Aerospace & Defense - 0.0%##
DigitalGlobe, Inc.[3], 5.25%, 2/1/2021	470,000	473,525

Air Freight & Logistics - 0.0%##
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[3,8], 10.00%, 2/15/2018	647,002	396,289

Airlines - 0.3%
Allegiant Travel Co., 5.50%, 7/15/2019	400,000	415,500
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	1,150,724	1,255,728
Southwest Airlines Co., 2.75%, 11/6/2019	1,295,000	1,333,427
Southwest Airlines Co., 2.65%, 11/5/2020	670,000	685,247

		3,689,902

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis Finance Corp.[3], 9.75%, 5/15/2020 .	290,000	294,350
Herc Rentals, Inc.[3], 7.50%, 6/1/2022	270,000	270,000

		564,350

Construction & Engineering - 0.2%
Fluor Corp., 3.50%, 12/15/2024	1,790,000	1,887,242

Industrial Conglomerates - 0.6%
General Electric Co.[7], 1.261%, 5/5/2026	2,295,000	2,226,559
Siemens Financieringsmaatschappij N.V. (Germany)[3], 2.90%, 5/27/2022	3,550,000	3,686,760

		5,913,319

Machinery - 0.1%
Case New Holland Industrial, Inc. (United Kingdom), 7.875%, 12/1/2017	358,000	379,032
CNH Industrial N.V. (United Kingdom), 4.50%, 8/15/2023	280,000	281,400
Shape Technologies Group, Inc.[3], 7.625%, 2/1/2020	275,000	279,125
Xerium Technologies, Inc.[3], 9.50%, 8/15/2021	270,000	274,050

		1,213,607

Trading Companies & Distributors - 0.5%
Air Lease Corp., 3.375%, 6/1/2021	3,715,000	3,822,349
Aircastle Ltd., 5.50%, 2/15/2022	255,000	273,487
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	620,000	633,950
International Lease Finance Corp., 6.25%, 5/15/2019	255,000	275,719

		5,005,505

Total Industrials		19,143,739

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 0.9%
Internet Software & Services - 0.0%##
VeriSign, Inc., 5.25%, 4/1/2025	200,000	$211,000

IT Services - 0.4%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	1,795,000	1,840,692
Visa, Inc., 2.80%, 12/14/2022	2,670,000	2,776,602

		4,617,294

Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp., 2.45%, 7/29/2020	1,795,000	1,849,455
QUALCOMM, Inc., 3.00%, 5/20/2022	1,780,000	1,855,282

		3,704,737

Technology Hardware, Storage & Peripherals - 0.1%
Diebold, Inc.[3], 8.50%, 4/15/2024	415,000	439,796
Western Digital Corp.[3], 10.50%, 4/1/2024	250,000	288,750

		728,546

Total Information Technology		9,261,577

Materials - 0.8%
Chemicals - 0.4%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[3], 6.75%, 10/15/2019	425,000	425,000
The Dow Chemical Co., 8.55%, 5/15/2019	1,560,000	1,817,695
Solvay Finance America LLC (Belgium)[3], 3.40%, 12/3/2020	1,800,000	1,873,740

		4,116,435

Containers & Packaging - 0.0%##
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3], 7.25%, 5/15/2024	265,000	279,575

Metals & Mining - 0.3%
Arconic, Inc., 5.87%, 2/23/2022	385,000	411,642
BHP Billiton Finance USA Ltd. (Australia), 3.85%, 9/30/2023	1,425,000	1,545,910
Kinross Gold Corp. (Canada), 5.125%, 9/1/2021	110,000	114,400
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[3], 7.375%, 2/1/2020	420,000	404,250
Techniplas LLC[3], 10.00%, 5/1/2020	350,000	296,625

		2,772,827

Paper & Forest Products - 0.1%
Domtar Corp., 4.40%, 4/1/2022	1,470,000	1,540,829

Total Materials		8,709,666

Real Estate - 0.9%
Equity Real Estate Investment Trusts (REITS) - 0.8%
American Tower Corp., 3.30%, 2/15/2021	3,620,000	3,760,105
Greystar Real Estate Partners LLC[3], 8.25%, 12/1/2022	395,000	429,562
GTP Acquisition Partners I LLC[3], 2.35%, 6/15/2020	1,150,000	1,145,492
MPT Operating Partnership LP - MPT Finance Corp., 5.25%, 8/1/2026	265,000	270,300
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[3], 8.25%, 11/7/2021	430,000	420,325
Welltower, Inc., 4.95%, 1/15/2021	1,705,000	1,877,110

		7,902,894

Real Estate Management & Development - 0.1%
Forestar USA Real Estate Group, Inc.[3], 8.50%, 6/1/2022	530,000	547,556
Rialto Holdings LLC - Rialto Corp.[3], 7.00%, 12/1/2018	410,000	415,125

		962,681

Total Real Estate		8,865,575

Telecommunication Services - 1.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc., 5.20%, 3/15/2020	3,335,000	3,673,459
CenturyLink, Inc., 7.50%, 4/1/2024	385,000	400,881
Frontier Communications Corp., 11.00%, 9/15/2025	645,000	660,416
Hughes Satellite Systems Corp.[3], 6.625%, 8/1/2026	420,000	415,800
Inmarsat Finance plc (United Kingdom)[3], 4.875%, 5/15/2022	720,000	679,032
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	540,000	554,850
Verizon Communications, Inc., 4.15%, 3/15/2024	3,430,000	3,716,686

		10,101,124

Wireless Telecommunication Services - 0.0%##
Altice Financing S.A. (Luxembourg)[3], 6.625%, 2/15/2023	550,000	566,500

Total Telecommunication Services		10,667,624

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT4/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Atlantica Yield plc (Spain)[3], 7.00%, 11/15/2019	710,000	$722,425
Terraform Global Operating LLC[3], 13.75%, 8/15/2022	410,000	426,400

Total Utilities		1,148,825

TOTAL CORPORATE BONDS
(Identified Cost $154,597,103)		156,061,605

MUTUAL FUNDS - 0.1%

iShares MSCI India ETF	8,840	256,713
iShares Russell Mid-Cap Growth ETF	5,110	477,172

TOTAL MUTUAL FUNDS
(Identified Cost $718,299)		733,885

U.S. TREASURY SECURITIES - 10.1%

U.S. Treasury Bonds - 2.6%
U.S. Treasury Bond, 4.75%, 2/15/2037	11,600,000	16,257,667
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	11,405,237	11,476,428

Total U.S. Treasury Bonds
(Identified Cost $27,026,987)		27,734,095

U.S. Treasury Notes - 7.5%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	10,599,412	10,801,002
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	10,887,879	11,043,870
U.S. Treasury Note, 0.75%, 4/15/2018	12,559,000	12,551,151
U.S. Treasury Note, 1.375%, 4/30/2020	12,484,000	12,594,696
U.S. Treasury Note, 1.75%, 4/30/2022	12,414,000	12,614,275
U.S. Treasury Note, 2.00%, 7/31/2022	19,288,000	19,837,264

Total U.S. Treasury Notes
(Identified Cost $79,230,876)		79,442,258

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $106,257,863)		107,176,353

ASSET-BACKED SECURITIES - 1.8%

CarMax Auto Owner Trust, Series 2016-4, Class A2, 1.21%, 11/15/2019	2,700,000	2,698,966
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A3, 2.00%, 12/10/2023	708,492	703,621
Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39%, 4/15/2020	2,700,000	2,706,497
Enterprise Fleet Financing LLC, Series 2014-2, Class A2[3], 1.05%, 3/20/2020	530,565	529,763
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[3], 1.59%, 2/22/2021	2,056,316	2,058,976
FDIC Trust, Series 2011-R1, Class A3, 2.672%, 7/25/2026	504,042	511,718
FNA Trust, Series 2014-1A, Class A3, 1.296%, 12/10/2022	473,698	468,961
Home Partners of America Trust, Series 2016-1, Class A3,7, 2.185%, 3/17/2033	785,724	794,231
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	2,800,000	2,799,012
Invitation Homes Trust, Series 2015-SFR3, Class A3,7, 1.835%, 8/17/2032	1,579,073	1,585,517
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A3, 1.92%, 10/15/2019	1,200,000	1,198,614
Starwood Retail Property Trust, Series 2014-STAR, Class A3,7, 1.744%, 11/15/2027	1,500,000	1,486,849
Tax Ease Funding LLC, Series 2016-1A, Class A3, 3.131%, 6/15/2028	597,625	596,204
Tricon American Homes Trust, Series 2016-SFR1, Class A3, 2.589%, 11/17/2033	1,200,000	1,197,977

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $19,330,425)		19,336,906

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.4%

Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/14/2029	153,061	$159,520
BWAY Mortgage Trust, Series 2015-1740, Class A3, 2.917%, 1/13/2035	3,300,000	3,318,771
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,7], 2.50%, 5/25/2043	1,035,165	1,018,991
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,7], 2.13%, 2/25/2043	793,363	767,889
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[3], 3.742%, 11/10/2046	3,728	3,740
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[7], 1.575%, 9/25/2045	9,185,085	361,392
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[7], 1.377%, 4/25/2021	9,725,077	445,529
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[7], 1.698%, 10/25/2021	4,181,074	264,279
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[7], 1.519%, 12/25/2021	23,543,013	1,348,438
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[7], 1.615%, 6/25/2022	11,461,103	785,956
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[7], 0.327%, 4/25/2023	46,022,492	548,712
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[7], 0.23%, 5/25/2023	29,658,699	207,825
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[7], 1.686%, 10/25/2018	5,704,040	145,911
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,325,000	1,335,244
FREMF Mortgage Trust, Series 2011-K701, Class B3,7, 4.435%, 7/25/2048	550,000	560,047
FREMF Mortgage Trust, Series 2011-K702, Class B3,7, 4.931%, 4/25/2044	675,000	699,580
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[3], 0.10%, 6/25/2046	82,099,653	417,386
FREMF Mortgage Trust, Series 2013-K712, Class B3,7, 3.48%, 5/25/2045	1,050,000	1,075,553
FREMF Mortgage Trust, Series 2014-K41, Class B3,7, 3.961%, 11/25/2047	1,800,000	1,844,392
FREMF Mortgage Trust, Series 2014-K715, Class B3,7, 4.121%, 2/25/2046	1,750,000	1,832,862
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,7], 3.495%, 12/15/2034	2,100,000	2,154,339
GS Mortgage Securities Trust, Series 2010-C2, Class A1[3], 3.849%, 12/10/2043	88,999	92,619
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	757,724	756,711
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,7], 3.00%, 3/25/2043	587,415	590,134
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,7], 3.50%, 5/25/2043	693,835	714,542
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,7], 3.00%, 6/25/2029	1,115,025	1,144,555
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[3], 2.767%, 1/20/2041	1,092,093	1,096,074
Motel 6 Trust, Series 2015-MTL6, Class B3, 3.298%, 2/5/2030	1,220,000	1,221,996
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,7], 3.75%, 11/25/2054	976,002	1,006,566
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3,7], 3.75%, 8/25/2055	1,366,207	1,417,467
OBP Depositor LLC Trust, Series 2010-OBP, Class A3, 4.646%, 7/15/2045	115,000	125,191
SCG Trust, Series 2013-SRP1, Class AJ3,7, 2.485%, 11/15/2026	2,600,000	2,535,355
Sequoia Mortgage Trust, Series 2013-2, Class A7, 1.874%, 2/25/2043	776,484	761,198

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[4]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust, Series 2013-7, Class A2[7], 3.00%, 6/25/2043		602,675	$608,781
Sequoia Mortgage Trust, Series 2013-8, Class A1[7], 3.00%, 6/25/2043		858,650	866,616
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX3, 4.004%, 9/13/2028		350,000	374,726
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[7], 6.011%, 6/15/2045		20,327	20,317
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/15/2043		600,000	650,460
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		942,600	948,000
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,7], 3.50%, 1/20/2045		1,017,628	1,040,266
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,7], 3.50%, 3/20/2045		1,015,781	1,036,406

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $35,460,412)			36,304,336

FOREIGN GOVERNMENT BONDS - 1.6%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	805,000,000	1,266,130
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		500,000	588,750
Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	CAD	385,000	307,256
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	160,000	120,207
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	460,000	379,897
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		6,425,000	6,577,227
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	470,000,000	413,186
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	5,945,000	315,408
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	9,500,000	502,407
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	9,400,000	532,199
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	4,000,000	216,295
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	6,500,000	351,875
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,250,000	73,037
Norway Government Bond (Norway)[3], 4.25%, 5/19/2017	NOK	1,600,000	197,464
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	845,000	630,447
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		2,800,000	2,784,286
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	375,000	462,063
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	475,000	618,715

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $18,015,270)			16,336,849

U.S. GOVERNMENT AGENCIES - 9.6%

Mortgage-Backed Securities - 8.6%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		402,866	428,529
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		26,984	28,461
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		39,800	42,784
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		277,607	295,475
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		49,735	53,547
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		482,623	513,978
Fannie Mae, Pool #990895, 5.50%, 10/1/2023		40,675	44,208
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		32,104	34,998
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		1,389,119	1,529,046
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034		1,181,289	1,275,555
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		620,025	682,140
Fannie Mae, Pool #AS3677, 4.00%, 10/1/2034		1,042,017	1,115,227
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		1,571,742	1,699,937
Fannie Mae, Pool #MA2198, 3.50%, 3/1/2035		3,145,842	3,327,883
Fannie Mae, Pool #AY8263, 3.00%, 5/1/2035		2,705,774	2,798,672
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	70,746	$81,134
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	178,140	200,913
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	209,629	240,551
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	765,813	877,340
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	660,483	746,727
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	446,664	512,292
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	825,487	935,500
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	400,047	459,037
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	23,330	26,772
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	259,842	297,433
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	1,348,923	1,547,459
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	38,795	44,521
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	1,519,020	1,719,877
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	845,612	957,094
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	135,841	153,600
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	1,014,243	1,108,914
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	1,201,298	1,360,486
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	700,854	803,400
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	768,858	881,843
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	927,022	1,063,611
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	601,577	689,553
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	1,383,409	1,587,352
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	636,919	696,929
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	1,403,218	1,507,341
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	276,898	302,859
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	225,439	247,214
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	655,127	718,108
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	1,065,625	1,144,549
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	153,140	167,608
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	2,612,865	2,864,691
Fannie Mae, Pool #AK4940, 3.50%, 3/1/2042	772,169	813,648
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	1,343,292	1,442,220
Fannie Mae, Pool #AL7767, 4.50%, 6/1/2044	2,664,355	2,912,321
Fannie Mae, Pool #AL6294, 4.50%, 11/1/2044	2,482,977	2,719,328
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	2,176,298	2,379,712
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	1,556,859	1,722,897
Fannie Mae, Pool #AZ3627, 4.00%, 11/1/2045	654,798	701,215
Fannie Mae, Pool #BA3890, 4.00%, 11/1/2045	837,339	896,762
Fannie Mae, Pool #BA6762, 4.00%, 12/1/2045	647,180	692,905
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	2,866,505	3,009,558
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	945,346	992,643
Fannie Mae, Pool #AL8674, 5.655%, 1/1/2049	2,853,657	3,233,463
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	127,056	132,883
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	51,026	55,126
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	36,396	39,404
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	27,386	29,736
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	48,969	53,024
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	19,993	21,532
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	787,614	866,799
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	988,399	1,086,761

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT 4/ SHARES/ CONTRACTS	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #C91766, 4.50%, 5/1/2034	605,278	$660,962
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	802,034	887,090
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	933,114	1,026,541
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034	804,028	870,050
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	2,757,247	2,979,155
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	79,450	91,029
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	166,056	188,170
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	210,744	241,397
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	490,841	553,398
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	317,405	360,346
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	383,233	434,142
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	1,160,139	1,319,175
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	741,871	840,716
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	1,105,489	1,249,807
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	290,643	329,278
Freddie Mac, Pool #G06172, 5.50%, 12/1/2038	547,143	620,023
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	380,125	430,736
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	832,174	910,692
Freddie Mac, Pool #A89760, 4.50%, 12/1/2039	146,184	159,783
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	174,792	198,097
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	110,002	124,833
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	271,196	310,015
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	215,465	247,383
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	2,888,684	3,161,099
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	1,792,969	2,030,321
Freddie Mac, Pool #Q17719, 3.50%, 4/1/2043	1,150,323	1,211,125
Freddie Mac, Pool #Q28831, 4.50%, 10/1/2044	524,935	573,447
Freddie Mac, Pool #G08669, 4.00%, 9/1/2045	1,553,734	1,660,982
Freddie Mac, Pool #G08672, 4.00%, 10/1/2045	3,231,321	3,454,901
Freddie Mac, Pool #Q37892, 4.00%, 12/1/2045	1,655,741	1,770,893

Total Mortgage-Backed Securities
(Identified Cost $88,482,357)		90,512,671

Other Agencies - 1.0%
Fannie Mae, 2.625%, 9/6/2024
(Identified Cost $10,650,638)	9,926,000	10,467,453

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $99,132,995)		100,980,124

SHORT-TERM INVESTMENT - 0.7%

Dreyfus Government Cash Management[9], 0.28%,
(Identified Cost $7,806,402)	7,806,402	7,806,402

TOTAL INVESTMENTS - 99.6%
(Identified Cost $1,002,068,613)		1,052,593,271
OTHER ASSETS, LESS LIABILITIES - 0.4%		3,923,033

NET ASSETS - 100%		$1,056,516,304

CALL OPTIONS WRITTEN - 0.0%##
Liberty Global plc - Class A, Strike $35, Expiring November 18, 2016,
(Premiums Received $33,382)	846	$(25,380)

PUT OPTIONS WRITTEN - 0.0%##
Facebook, Inc. - Class A, Strike $120, Expiring November 4, 2016,	224	(8,960)
The Priceline Group, Inc., Strike $1,330, Expiring November 11, 2016,	19	(12,540)
Skyworks Solutions, Inc., Strike $70, Expiring November 4, 2016,	387	(17,415)

TOTAL PUT OPTIONS WRITTEN
(Premiums Received $85,198)		$(38,915)

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

ADR - American Depositary Receipt

AUD - Australian Dollar

CAD - Canadian Dollar

CLP - Chilean Peso

ETF - Exchange-traded fund

GBP - British Pound

IO - Interest only

KRW - South Korean Won

MXN - Mexican Peso

No. - Number

NOK - Norwegian Krone

SGD - Singapore Dollar

##Less than 0.1%.

* Non-income producing security.

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2016, the total value of such securities was $25,246,733.

3 Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $76,725,669 or 7.3%, of the Series’ net assets as of October 31, 2016 (see Note 2 to the financial statements).

4 Amount is stated in USD unless otherwise noted.

5 Security is perpetual in nature and has no stated maturity date.

6 The rate shown is a fixed rate as of October 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

7 The coupon rate is floating and is the effective rate as of October 31, 2016.

8 Represents a Payment-In-Kind bond.

9 Rate shown is the current yield as of October 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2016

ASSETS:

Investments, at value (identified cost $1,002,068,613) (Note 2)	$1,052,593,271
Receivable for securities sold	8,654,329
Interest receivable	3,005,614
Foreign tax reclaims receivable	530,295
Dividends receivable	419,896
Receivable for fund shares sold	282,321
Prepaid and other expenses	19,832

TOTAL ASSETS	1,065,505,558

LIABILITIES:

Accrued management fees (Note 3)	690,988
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	137,476
Accrued shareholder services fees (Class S) (Note 3)	109,354
Accrued fund accounting and administration fees (Note 3)	43,997
Accrued transfer agent fees (Note 3)	30,828
Accrued Directors’ fees (Note 3)	522
Accrued Chief Compliance Officer service fees (Note 3)	353
Options written, at value (premiums received $118,580) (Note 2)	64,295
Accrued foreign capital gains tax (Note 2)	174
Payable for securities purchased	4,196,386
Payable for fund shares repurchased	3,615,430
Other payables and accrued expenses	99,451

TOTAL LIABILITIES	8,989,254

TOTAL NET ASSETS	$1,056,516,304

NET ASSETS CONSIST OF:

Capital stock	$872,050
Additional paid-in-capital	990,329,200
Undistributed net investment income	3,183,057
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	11,607,781
Net unrealized appreciation on investments (net of foreign capital gains tax of $174), foreign currency and translation of other assets and liabilities	50,524,216

TOTAL NET ASSETS	$1,056,516,304

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2016

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($498,343,533/ 29,977,473 shares)	$16.62

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($386,926,278/ 40,582,989 shares)	$9.53

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($146,554,453/ 14,375,275 shares)	$10.19

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($24,692,040/ 2,269,299 shares)	$10.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Interest	$14,824,023
Dividends (net of foreign taxes withheld, $237,762)	9,381,817

Total Investment Income	24,205,840

EXPENSES:

Management fees (Note 3)	9,387,296
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,549,008
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	169,741
Shareholder services fees (Class S) (Note 3)	1,442,862
Fund accounting and administration fees (Note 3)	251,422
Transfer agent fees (Note 3)	200,490
Directors’ fees (Note 3)	98,345
Chief Compliance Officer service fees (Note 3)	3,727
Custodian fees	88,667
Miscellaneous	234,777

Total Expenses	13,426,335

NET INVESTMENT INCOME	10,779,505

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	17,506,545
Futures contracts	(6,570,099)
Options written	1,041,842
Foreign currency and translation of other assets and liabilities	(1,955,530)

10,022,758

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $592)	11,177,049
Futures contracts	838,256
Options written	54,285
Foreign currency and translation of other assets and liabilities	(1,376)

12,068,214

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	22,090,972

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,870,477

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,779,505	$15,880,780
Net realized gain on investments and foreign currency	10,022,758	25,447,039
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,068,214	(74,601,726)

Net increase (decrease) from operations	32,870,477	(33,273,907)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(3,603,129)	(5,232,086)
From net investment income (Class I)	(7,296,287)	(9,395,801)
From net investment income (Class C)	(518,657)	(660,165)
From net investment income (Class R)	(236,226)	(510,084)
From net realized gain on investments (Class S)	(9,325,002)	(63,495,422)
From net realized gain on investments (Class I)	(12,363,383)	(81,338,580)
From net realized gain on investments (Class C)	(3,605,757)	(18,859,983)
From net realized gain on investments (Class R)	(789,144)	(7,014,868)

Total distributions to shareholders	(37,737,585)	(186,506,989)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(409,275,083)	(70,659,450)

Net decrease in net assets	(414,142,191)	(290,440,346)

NET ASSETS:

Beginning of year	1,470,658,495	1,761,098,841

End of year (including undistributed net investment income of $3,183,057 and $6,349,236, respectively)	$1,056,516,304	$1,470,658,495

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.42	$18.28	$18.10	$16.01	$15.46

Income (loss) from investment operations:
Net investment income[1]	0.14	0.16	0.19	0.17	0.19
Net realized and unrealized gain (loss) on investments	0.37	(0.56)	1.02	2.56	1.01

Total from investment operations	0.51	(0.40)	1.21	2.73	1.20

Less distributions to shareholders:
From net investment income	(0.09)	(0.11)	(0.13)	(0.14)	(0.19)
From net realized gain on investments	(0.22)	(1.35)	(0.90)	(0.50)	(0.46)

Total distributions to shareholders	(0.31)	(1.46)	(1.03)	(0.64)	(0.65)

Net asset value - End of year	$16.62	$16.42	$18.28	$18.10	$16.01

Net assets - End of year (000’s omitted)	$498,344	$718,811	$872,014	$820,370	$792,804

Total return[2]	3.23%	(2.16%)	7.08%	17.56%	8.26%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.07%	1.07%	1.06%	1.06%	1.07%
Net investment income	0.86%	0.96%	1.04%	1.03%	1.20%
Series portfolio turnover	63%	66%	65%	64%	58%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.57	$11.30	$11.60	$10.50	$10.38

Income (loss) from investment operations:
Net investment income[1]	0.10	0.12	0.15	0.14	0.15
Net realized and unrealized gain (loss) on investments	0.21	(0.34)	0.62	1.64	0.66

Total from investment operations	0.31	(0.22)	0.77	1.78	0.81

Less distributions to shareholders:
From net investment income	(0.13)	(0.16)	(0.17)	(0.18)	(0.23)
From net realized gain on investments	(0.22)	(1.35)	(0.90)	(0.50)	(0.46)

Total distributions to shareholders	(0.35)	(1.51)	(1.07)	(0.68)	(0.69)

Net asset value - End of year	$9.53	$9.57	$11.30	$11.60	$10.50

Net assets - End of year (000’s omitted)	$386,926	$545,570	$659,331	$547,522	$429,157

Total return[2]	3.52%	(1.91%)	7.32%	17.80%	8.60%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.82%	0.82%	0.81%	0.81%	0.82%
Net investment income	1.12%	1.22%	1.29%	1.27%	1.45%
Series portfolio turnover	63%	66%	65%	64%	58%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class C

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.21	$11.95	$12.21	$11.02	$10.86

Income (loss) from investment operations:
Net investment income[1]	0.01	0.02	0.03	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.22	(0.36)	0.67	1.73	0.70

Total from investment operations	0.23	(0.34)	0.70	1.76	0.75

Less distributions to shareholders:
From net investment income	(0.03)	(0.05)	(0.06)	(0.07)	(0.13)
From net realized gain on investments	(0.22)	(1.35)	(0.90)	(0.50)	(0.46)

Total distributions to shareholders	(0.25)	(1.40)	(0.96)	(0.57)	(0.59)

Net asset value - End of year	$10.19	$10.21	$11.95	$12.21	$11.02

Net assets - End of year (000’s omitted)	$146,554	$165,898	$164,191	$124,854	$85,588

Total return[2]	2.43%	(2.91%)	6.28%	16.65%	7.51%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.82%	1.82%	1.81%	1.81%	1.82%
Net investment income	0.11%	0.21%	0.29%	0.27%	0.44%
Series portfolio turnover	63%	66%	65%	64%	58%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.87	$12.62	$12.83	$11.54	$11.36

Income (loss) from investment operations:
Net investment income[1]	0.06	0.08	0.10	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.24	(0.38)	0.70	1.82	0.74

Total from investment operations	0.30	(0.30)	0.80	1.91	0.84

Less distributions to shareholders:
From net investment income	(0.07)	(0.10)	(0.11)	(0.12)	(0.20)
From net realized gain on investments	(0.22)	(1.35)	(0.90)	(0.50)	(0.46)

Total distributions to shareholders	(0.29)	(1.45)	(1.01)	(0.62)	(0.66)

Net asset value - End of year	$10.88	$10.87	$12.62	$12.83	$11.54

Net assets - End of year (000’s omitted)	$24,692	$40,379	$65,563	$58,700	$38,261

Total return[2]	2.93%	(2.39%)	6.81%	17.28%	8.03%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.32%	1.32%	1.31%	1.31%	1.33%
Net investment income	0.61%	0.71%	0.79%	0.77%	0.90%
Series portfolio turnover	63%	66%	65%	64%	58%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2016 - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S3	3.45%	8.69%	4.71%	8.59%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I3,4	3.79%	8.98%	4.93%	8.70%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class C3,5	2.62%	7.88%	3.93%	7.84%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R3,5	3.26%	8.44%	4.47%	8.38%

Russell 3000® Index[6]	4.24%	13.35%	6.76%	8.44%

65/20/15 Blended Index[7]	3.55%	9.88%	5.64%	7.50%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2016 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2016, this net expense ratio was 1.08% for Class S, 0.83% for Class I, 1.83% for Class C and 1.33% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for Class S, 0.83% for Class I, 1.83% for Class C and 1.33% for Class R for the year ended October 31, 2016.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Performance Update as of October 31, 2016 - Pro-Blend® Maximum Term Series

(unaudited)

7The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,021.90	$5.49	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.48	1.08%
Class I
Actual	$1,000.00	$1,022.20	$4.22	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.22	0.83%
Class C
Actual	$1,000.00	$1,017.30	$9.28	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.94	$9.27	1.83%
Class R
Actual	$1,000.00	$1,020.60	$6.76	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.75	1.33%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Maximum Term Series

As of October 31, 2016 (unaudited)

Sector Allocation[4]
Information Technology	23.6%
Health Care	18.8%
Consumer Discretionary	17.6%
Consumer Staples	10.7%
Industrials	5.5%
Materials	4.9%
Financials	3.6%
Energy	3.4%
Real Estate	3.1%
Telecommunication Services	2.4%
Utilities	0.1%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
The Priceline Group, Inc.	2.5%
Facebook, Inc. - Class A	2.4%
Apple, Inc.	2.4%
Cerner Corp.	2.3%
MasterCard, Inc. - Class A	2.3%
Monsanto Co.	2.3%
Amazon.com, Inc.	2.2%
Perrigo Co. plc	1.8%
Intuitive Surgical, Inc.	1.8%
Skyworks Solutions, Inc.	1.7%

5As a percentage of total investments.

Investment Portfolio - October 31, 2016

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 89.4%

Consumer Discretionary - 17.2%
Diversified Consumer Services - 1.0%
Fu Shou Yuan International Group Ltd. (China)[1]	1,471,000	$861,704
Houghton Mifflin Harcourt Co.*	469,593	5,940,351
Kroton Educacional S.A. (Brazil)	70,682	351,860

		7,153,915

Hotels, Restaurants & Leisure - 1.0%
Accor S.A. (France)[1]	11,910	451,943
Yum! Brands, Inc.	79,730	6,879,104

		7,331,047

Household Durables - 0.0%##
LGI Homes, Inc.*	2,590	77,078

Internet & Direct Marketing Retail - 6.1%
Amazon.com, Inc.*	20,380	16,096,531
ASOS plc (United Kingdom)*[1]	10,510	674,678
Expedia, Inc.	6,730	869,718
The Priceline Group, Inc.*	12,560	18,516,329
Rakuten, Inc. (Japan)[1]	107,310	1,237,140
TripAdvisor, Inc.*	117,130	7,552,542
Zalando SE (Germany)*[1,2]	15,160	666,659

		45,613,597

Leisure Products - 0.1%
Shimano, Inc. (Japan)[1]	3,400	581,331

Media - 6.2%
Global Mediacom Tbk PT (Indonesia)[1]	2,506,940	163,135
ITV plc (United Kingdom)[1]	1,809,660	3,772,702
Liberty Global plc - Class A - ADR (United Kingdom)*	247,897	8,081,442
Surya Citra Media Tbk PT (Indonesia)[1]	1,873,200	380,429
Time Warner, Inc.	108,090	9,618,929
Tribune Media Co. - Class A	384,780	12,543,828
Twenty-First Century Fox, Inc. - Class A	456,740	11,998,560

		46,559,025

Specialty Retail - 1.3%
Advance Auto Parts, Inc.	9,590	1,343,367
Kingfisher plc (United Kingdom)[1]	1,740,500	7,688,554
Monro Muffler Brake, Inc.	11,250	618,750
Mr Price Group Ltd. (South Africa)[1]	14,510	165,306

		9,815,977

Textiles, Apparel & Luxury Goods - 1.5%
ANTA Sports Products Ltd. (China)[1]	173,000	498,901
Kering (France)[1]	3,595	797,623
lululemon athletica, Inc.*	173,626	9,940,088

		11,236,612

Total Consumer Discretionary		128,368,582

Consumer Staples - 10.4%

Beverages - 5.8%
Ambev S.A. - ADR (Brazil)	2,119,814	12,506,902
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	91,248	10,472,560
Cia Cervecerias Unidas S.A. - ADR (Chile)	17,290	371,735
The Coca-Cola Co.	192,880	8,178,112
Diageo plc (United Kingdom)[1]	420,440	11,190,704
Fomento Economico Mexicano S.A.B.de C.V. - ADR (Mexico)	1,840	176,033
Treasury Wine Estates Ltd. (Australia)[1]	40,289	328,451

		43,224,497

Food & Staples Retailing - 0.8%
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	114,410	808,974
Sprouts Farmers Market, Inc.*	240,770	5,333,056
Tesco plc (United Kingdom)*[1]	54,233	139,688

		6,281,718

Food Products - 1.6%
Adecoagro S.A. (Argentina)*	96,230	1,058,530
BRF S.A. (Brazil)	19,580	327,437
BRF S.A. - ADR (Brazil)	10,050	168,036
Danone S.A. (France)[1]	8,813	611,258
Gruma S.A.B de C.V. - Class B (Mexico)	12,620	175,429
Nestle S.A. (Switzerland)[1]	101,827	7,383,874
Sao Martinho S.A. (Brazil)	39,290	785,431
Suedzucker AG (Germany)[1]	12,792	328,149
Tiger Brands Ltd. (South Africa)[1]	11,210	319,221
Universal Robina Corp. (Philippines)[1]	257,360	967,102

		12,124,467

Personal Products - 2.0%
Beiersdorf AG (Germany)[1]	77,790	6,857,973
Unilever plc - ADR (United Kingdom)	185,870	7,745,203

		14,603,176

Tobacco - 0.2%
Gudang Garam Tbk PT (Indonesia)[1]	113,270	589,346
Japan Tobacco, Inc. (Japan)[1]	10,800	410,617

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco (continued)
KT&G Corp. (South Korea)[1]	1,960	$193,315

		1,193,278

Total Consumer Staples		77,427,136

Energy - 2.9%
Energy Equipment & Services - 1.7%
Schlumberger Ltd.	163,448	12,786,537

Oil, Gas & Consumable Fuels - 1.2%
Cameco Corp. (Canada)	32,685	251,674
Cosan S.A. Industria e Comercio (Brazil)	17,250	230,811
Galp Energia SGPS S.A. (Portugal)[1]	61,000	827,059
Range Resources Corp.	197,330	6,667,781
Royal Dutch Shell plc - Class B (Netherlands)[1]	17,214	443,994

		8,421,319

Total Energy		21,207,856

Financials - 2.4%
Banks - 0.0%##
ICICI Bank Ltd. - ADR (India)	33,350	276,472

Capital Markets - 0.9%
BlackRock, Inc.	19,630	6,698,541
JSE Ltd. (South Africa)[1]	16,280	189,664

		6,888,205

Consumer Finance - 1.5%
SLM Corp.*	755,150	5,323,808
Synchrony Financial	192,230	5,495,856

		10,819,664

Total Financials		17,984,341

Health Care - 18.6%
Biotechnology - 0.9%
Alexion Pharmaceuticals, Inc.*	5,370	700,785
BioMarin Pharmaceutical, Inc.*	7,170	577,328
China Biologic Products, Inc. (China)*	3,410	402,755
Incyte Corp. Ltd.*	5,470	475,726
Seattle Genetics, Inc.*	10,960	566,632
Vertex Pharmaceuticals, Inc.*	56,820	4,310,365

		7,033,591

Health Care Equipment & Supplies - 4.5%
The Cooper Companies, Inc.	44,720	7,872,509
Essilor International S.A. (France)[1]	3,920	440,506
Intuitive Surgical, Inc.*	19,550	13,139,164
Medtronic plc	144,080	11,817,442

		33,269,621

Health Care Providers & Services - 3.8%
Acadia Healthcare Co., Inc.*	17,900	643,684
Brookdale Senior Living, Inc.*	2,450	35,354
DaVita, Inc.*	111,420	6,531,440
Express Scripts Holding Co.*	182,640	12,309,936
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	86,518	7,047,282
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	15,410	625,338
KPJ Healthcare Berhad (Malaysia)[1]	258,230	258,538
Odontoprev S.A. (Brazil)	62,060	233,308
Siloam International Hospitals Tbk PT (Indonesia)*[1]	390,700	310,662

		27,995,542

Health Care Technology - 2.3%
Cerner Corp.*	294,620	17,258,840

Life Sciences Tools & Services - 2.1%
QIAGEN N.V.*	329,330	8,029,065
QIAGEN N.V.*[1]	5,360	131,093
Thermo Fisher Scientific, Inc.	52,170	7,670,555

		15,830,713

Pharmaceuticals - 5.0%
AstraZeneca plc - ADR (United Kingdom)	20,520	581,126
Bristol-Myers Squibb Co.	72,520	3,691,993
Genomma Lab Internacional S.A.B. de C.V. - Class B (Mexico)*	148,780	178,527
GlaxoSmithKline plc (United Kingdom)[1]	10,705	211,471
Johnson & Johnson	98,520	11,427,335
Novartis AG - ADR (Switzerland)	107,770	7,653,825
Perrigo Co. plc	161,950	13,472,620

		37,216,897

Total Health Care.		138,605,204

Industrials - 5.1%
Aerospace & Defense - 1.0%
Korea Aerospace Industries Ltd. (South Korea)[1]	7,778	439,309
LIG Nex1 Co. Ltd. (South Korea)[1]	5,780	373,144
Safran S.A. (France)[1]	94,770	6,521,282

		7,333,735

Airlines - 0.1%
easyJet plc (United Kingdom)[1]	22,010	252,402
Ryanair Holdings plc - ADR (Ireland)*	11,140	836,503

		1,088,905

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Building Products - 0.6%
Masco Corp.	154,920	$4,783,930

Commercial Services & Supplies - 0.0%##
China Everbright International Ltd. (China)[1]	159,000	190,074
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)[1]	2,920	139,980

		330,054

Industrial Conglomerates - 0.2%
Siemens AG (Germany)[1]	11,230	1,275,930

Machinery - 1.8%
Alstom S.A. (France)*[1]	19,050	511,908
ANDRITZ AG (Austria)[1]	11,040	577,233
FANUC Corp. (Japan)[1]	2,491	456,071
Flowserve Corp.	227,480	9,633,778
GEA Group AG (Germany)[1]	26,140	1,012,456
SMC Corp. (Japan)[1]	2,700	782,663
Sulzer AG (Switzerland)[1]	1,680	165,448
The Weir Group plc (United Kingdom)[1]	5,550	115,289

		13,254,846

Professional Services - 1.1%
Applus Services S.A. (Spain)[1]	41,180	395,121
Bureau Veritas S.A. (France)[1]	17,140	323,727
Nielsen Holdings plc	159,890	7,198,248

		7,917,096

Road & Rail - 0.2%
Genesee & Wyoming, Inc. - Class A*	13,040	885,938
Kansas City Southern	9,650	846,884

		1,732,822

Trading Companies & Distributors - 0.1%
Brenntag AG (Germany)[1]	6,762	361,499
Howden Joinery Group plc (United Kingdom)[1]	11,520	52,752

		414,251

Transportation Infrastructure - 0.0%##
Aena S.A. (Spain)[1,2]	850	124,556

Total Industrials		38,256,125

Information Technology - 23.1%
Electronic Equipment, Instruments & Components - 1.4%
FLIR Systems, Inc.	273,870	9,015,800
Hitachi Ltd. (Japan)[1]	175,000	932,907
Keyence Corp. (Japan)[1]	1,246	913,432

		10,862,139

Internet Software & Services - 6.4%
Alibaba Group Holding Ltd. - ADR (China)*	8,490	863,348
Alphabet, Inc. - Class A*	10,500	8,503,950
Alphabet, Inc. - Class C*	11,320	8,880,993
Baidu, Inc. - ADR (China)*	3,670	649,076
Benefitfocus, Inc.*	15,600	507,000
Facebook, Inc. - Class A*	137,000	17,945,630
Just Eat plc (United Kingdom)*[1]	9,410	64,641
Match Group, Inc.*	37,850	683,571
MercadoLibre, Inc. (Argentina)	4,260	715,723
MiX Telematics Ltd. - ADR (South Africa)	33,310	209,520
Q2 Holdings, Inc.*	23,850	670,185
Tencent Holdings Ltd. - Class H (China)[1]	293,300	7,773,135

		47,466,772

IT Services - 5.6%
Amdocs Ltd. - ADR	135,785	7,936,633
FleetCor Technologies, Inc.*	3,490	611,797
InterXion Holding N.V. - ADR (Netherlands)*	3,320	123,604
MasterCard, Inc. - Class A	157,940	16,902,739
PayPal Holdings, Inc.*	195,510	8,144,947
Visa, Inc. - Class A	98,980	8,166,840

		41,886,560

Semiconductors & Semiconductor Equipment - 3.3%
QUALCOMM, Inc.	167,530	11,512,662
Skyworks Solutions, Inc.	166,390	12,802,047

		24,314,709

Software - 3.9%
Electronic Arts, Inc.*	85,360	6,702,467
Microsoft Corp.	142,320	8,527,814
Paylocity Holding Corp.*	14,590	634,519
SAP SE (Germany)[1]	3,770	332,136
ServiceNow, Inc.*	134,660	11,837,961
TOTVS S.A. (Brazil)	47,879	434,991
The Ultimate Software Group, Inc.*	3,590	757,454

		29,227,342

Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	154,150	17,502,191
Samsung Electronics Co. Ltd. (South Korea)[1]	890	1,272,992

		18,775,183

Total Information Technology		172,532,705

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials - 4.7%
Chemicals - 3.4%
Akzo Nobel N.V. (Netherlands)[1]	2,810	$181,558
Ashland Global Holdings, Inc.	64,710	7,230,048
Givaudan S.A. (Switzerland)[1]	220	425,495
Monsanto Co.	166,670	16,795,336
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	11,100	324,786
Solvay S.A. (Belgium)[1]	550	63,093
Symrise AG (Germany)[1]	3,490	239,678

		25,259,994

Metals & Mining - 1.3%
Alumina Ltd. (Australia)[1]	94,794	113,931
Arconic, Inc.	341,836	9,817,530
Norsk Hydro ASA (Norway)[1]	31,093	139,009

		10,070,470

Total Materials.		35,330,464

Real Estate - 2.9%
Equity Real Estate Investment Trusts (REITS) - 2.4%
Agree Realty Corp.	3,500	169,225
Alexandria Real Estate Equities, Inc.	1,530	164,949
alstria office REIT AG (Germany)[1]	43,080	555,701
American Campus Communities, Inc.	2,450	127,669
American Homes 4 Rent - Class A	6,370	134,471
Apartment Investment & Management Co. - Class A	3,590	158,211
AvalonBay Communities, Inc.	1,240	212,263
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	3,070	43,616
Boston Properties, Inc.	840	101,203
Brandywine Realty Trust	7,350	113,925
Brixmor Property Group, Inc.	3,140	79,819
CatchMark Timber Trust, Inc. - Class A	7,350	77,469
Chesapeake Lodging Trust	5,690	123,530
Colony Starwood Homes	4,050	117,490
Columbia Property Trust, Inc.	3,160	66,613
Community Healthcare Trust, Inc.	8,660	193,811
CoreSite Realty Corp.	690	50,881
Crown Castle International Corp.	830	75,522
CubeSmart	6,950	181,186
DDR Corp.	8,660	132,411
Digital Realty Trust, Inc.	1,360	127,065
Douglas Emmett, Inc.	4,120	150,380
Education Realty Trust, Inc.	2,606	110,990
Equinix, Inc.	540	192,931
Equity LifeStyle Properties, Inc.	1,210	91,766
Equity One, Inc.	4,460	127,110
Equity Residential	3,080	190,190
Extra Space Storage, Inc.	1,230	89,974
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	52,406	44,363
Forest City Realty Trust, Inc. - Class A	8,390	181,140
General Growth Properties, Inc.	4,660	116,267
Global Medical REIT, Inc.	5,980	58,305
Healthcare Trust of America, Inc. - Class A	3,250	99,450
Host Hotels & Resorts, Inc.	4,330	67,028
Klepierre (France)[1]	2,800	114,430
Lamar Advertising Co. - Class A	1,900	120,555
LaSalle Hotel Properties	2,720	64,600
Life Storage, Inc.	1,660	133,879
Mid-America Apartment Communities, Inc.	1,190	110,372
NorthStar Realty Finance Corp.	7,480	108,610
Outfront Media, Inc.	6,230	134,007
Pennsylvania Real Estate Investment Trust	6,330	123,498
Physicians Realty Trust	9,720	192,164
Potlatch Corp.	3,270	125,568
Prologis, Inc.	5,310	276,970
Public Storage	620	132,506
Retail Properties of America, Inc. - Class A	4,820	75,047
Rexford Industrial Realty, Inc.	7,360	155,002
Senior Housing Properties Trust	3,540	75,296
Simon Property Group, Inc.	2,230	414,691
Spirit Realty Capital, Inc.	10,220	121,720
STORE Capital Corp.	5,070	138,360
Sun Communities, Inc.	1,080	83,084
Tanger Factory Outlet Centers, Inc.	3,380	117,624
Taubman Centers, Inc.	1,370	99,270
Terreno Realty Corp.	5,650	147,465
UDR, Inc.	2,100	73,437
Urban Edge Properties	4,260	109,951
Ventas, Inc.	2,010	136,178
Vornado Realty Trust	1,010	93,708
Welltower, Inc.	1,820	124,725
Weyerhaeuser Co.	330,362	9,887,735

		18,017,376

Real Estate Management & Development - 0.5%
CBRE Group, Inc. - Class A*	1,710	44,050
First Capital Realty, Inc. (Canada)	3,480	55,496
Realogy Holdings Corp.	144,010	3,296,389

		3,395,935

Total Real Estate		21,413,311

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services - 2.1%
Diversified Telecommunication Services - 2.0%
Level 3 Communications, Inc.*	107,800	$6,052,970
SBA Communications Corp. - Class A*	6,260	709,133
Telefonica S.A. - ADR (Spain)	63,493	643,819
Zayo Group Holdings, Inc.*	220,920	7,109,206

		14,515,128

Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	51,290	673,951
China Mobile Ltd. - Class H (China)[1]	21,000	240,584

		914,535

Total Telecommunication Services		15,429,663

Utilities - 0.0%##
Water Utilities - 0.0%##
CT Environmental Group Ltd. (China)[1]	598,000	167,769

TOTAL COMMON STOCKS (Identified Cost $629,453,492)		666,723,156

CORPORATE BONDS - 3.9%

Non-Convertible Corporate Bonds - 3.9%
Consumer Discretionary - 0.3%
Auto Components - 0.1%
Dana Financing Luxembourg S.A.R.L.[2], 6.50%, 6/1/2026	50,000	53,187
Magna International, Inc. (Canada), 4.15%, 10/1/2025	565,000	612,249

		665,436

Household Durables - 0.1%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[2], 6.125%, 7/1/2022	200,000	203,000
Lennar Corp., 12.25%, 6/1/2017	165,000	174,281
Meritage Homes Corp., 7.15%, 4/15/2020	50,000	55,500
Meritage Homes Corp., 7.00%, 4/1/2022	90,000	100,440
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	95,000	97,138
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	110,000	100,100

		730,459

Media - 0.1%
Comcast Corp., 3.20%, 7/15/2036	300,000	285,815
Sirius XM Radio, Inc.[2], 5.375%, 4/15/2025	150,000	152,985
VTR Finance B.V. (Chile)[2], 6.875%, 1/15/2024	200,000	209,250

		648,050

Multiline Retail - 0.0%##
Dollar General Corp., 3.25%, 4/15/2023	300,000	306,702

Total Consumer Discretionary		2,350,647

Consumer Staples - 0.3%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	375,000	423,938
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	200,000	316,053
PepsiCo, Inc., 3.10%, 7/17/2022	150,000	158,293

		898,284

Food & Staples Retailing - 0.1%
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	210,000	203,700
CVS Health Corp., 3.50%, 7/20/2022	400,000	422,621
The Kroger Co., 2.60%, 2/1/2021	300,000	305,773

		932,094

Food Products - 0.1%
Pinnacle Operating Corp.[2], 9.00%, 11/15/2020	425,000	263,500

Household Products - 0.0%##
HRG Group, Inc., 7.75%, 1/15/2022	95,000	99,038

Total Consumer Staples		2,192,916

Energy - 0.6%
Energy Equipment & Services - 0.2%
Ensco plc, 5.20%, 3/15/2025	400,000	325,376
McDermott International, Inc.[2], 8.00%, 5/1/2021	175,000	169,750
Schlumberger Holdings Corp.[2], 3.625%, 12/21/2022	540,000	577,218

		1,072,344

Oil, Gas & Consumable Fuels - 0.4%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	600,000	627,671
Cheniere Corpus Christi Holdings, LLC[2], 7.00%, 6/30/2024	170,000	180,200
Chevron Corp., 1.79%, 11/16/2018	300,000	302,558
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	180,000	194,496
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	90,000	92,025
Enviva Partners LP - Enviva Partners Finance Corp.[2], 8.50%, 11/1/2021	145,000	148,263
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	75,000	75,188

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	600,000	$620,228
NGL Energy Partners LP - NGL Energy Finance Corp.[2], 7.50%, 11/1/2023	95,000	95,238
Oasis Petroleum, Inc., 6.875%, 1/15/2023	25,000	24,500
PBF Holding Co. LLC - PBF Finance Corp.[2], 7.00%, 11/15/2023	105,000	97,125
Petroleos Mexicanos (Mexico), 4.50%, 1/23/2026	300,000	289,800
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	140,000	147,350
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	140,000	139,300

		3,033,942

Total Energy		4,106,286

Financials - 1.2%
Banks - 0.5%
Bank of America Corp., 4.00%, 1/22/2025	400,000	411,277
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	200,000	252,887
Citigroup, Inc., 3.875%, 3/26/2025	600,000	613,654
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	390,000	401,251
Intesa Sanpaolo S.p.A. (Italy)[2], 6.50%, 2/24/2021	300,000	336,568
JPMorgan Chase & Co., 4.95%, 3/25/2020	500,000	547,356
Lloyds Bank plc (United Kingdom)[2,4,5], 12.00%,	110,000	149,600
Lloyds Banking Group plc (United Kingdom)[2], 4.582%, 12/10/2025	591,000	600,552
Popular, Inc., 7.00%, 7/1/2019	215,000	222,794
Santander Bank N.A., 8.75%, 5/30/2018	200,000	217,743

		3,753,682

Capital Markets - 0.3%
The Goldman Sachs Group, Inc.[6], 2.429%, 11/29/2023	580,000	588,612
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	300,000	313,882
Morgan Stanley, 2.125%, 4/25/2018	490,000	493,582
Morgan Stanley, 5.00%, 11/24/2025	400,000	442,443

		1,838,519

Consumer Finance - 0.0%##
Navient Corp., 6.125%, 3/25/2024	345,000	315,675

Diversified Financial Services - 0.1%
Horizon Pharma, Inc., 6.625%, 5/1/2023	180,000	169,875
Jefferies Finance LLC - JFIN Co-Issuer Corp.[2], 7.375%, 4/1/2020	160,000	158,800

		328,675

Insurance - 0.2%
American International Group, Inc., 4.125%, 2/15/2024	400,000	429,988
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	950,000	1,053,960
Prudential Financial, Inc.[7], 5.875%, 9/15/2042	300,000	328,500

		1,812,448

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	425,000	430,844
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	210,000	199,500

		630,344

Total Financials		8,679,343

Health Care - 0.1%
Biotechnology - 0.1%
AbbVie, Inc., 1.80%, 5/14/2018	300,000	300,944
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023	210,000	196,875

		497,819

Health Care Providers & Services - 0.0%##
HCA, Inc., 7.50%, 2/15/2022	120,000	136,560
LifePoint Health, Inc.[2], 5.375%, 5/1/2024	90,000	89,442
Tenet Healthcare Corp., 8.125%, 4/1/2022	120,000	117,300

		343,302

Pharmaceuticals - 0.0%##
Concordia International Corp. (Canada)[2], 7.00%, 4/15/2023	185,000	106,375
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[2], 5.625%, 10/15/2023	150,000	141,000

		247,375

Total Health Care		1,088,496

Industrials - 0.4%
Aerospace & Defense - 0.0%##
DigitalGlobe, Inc.[2], 5.25%, 2/1/2021	165,000	166,238

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines - 0.0%##
Allegiant Travel Co., 5.50%, 7/15/2019	145,000	$150,619

Commercial Services & Supplies - 0.0%##
Constellis Holdings LLC - Constellis
Finance Corp.[2], 9.75%, 5/15/2020	105,000	106,575
Herc Rentals, Inc.[2], 7.50%, 6/1/2022	95,000	95,000

		201,575

Construction & Engineering - 0.0%##
Fluor Corp., 3.50%, 12/15/2024	300,000	316,298

Industrial Conglomerates - 0.1%
Siemens Financieringsmaatschappij N.V. (Germany)[2], 2.90%, 5/27/2022	600,000	623,114

Machinery - 0.1%
Case New Holland Industrial, Inc. (United Kingdom), 7.875%, 12/1/2017	81,000	85,759
CNH Industrial N.V. (United Kingdom), 4.50%, 8/15/2023	105,000	105,525
Shape Technologies Group, Inc.[2], 7.625%, 2/1/2020	100,000	101,500
Xerium Technologies, Inc.[2], 9.50%, 8/15/2021	95,000	96,425

		389,209

Trading Companies & Distributors - 0.2%
Air Lease Corp., 3.375%, 6/1/2021	530,000	545,315
Aircastle Ltd., 5.50%, 2/15/2022	90,000	96,525
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	320,000	327,200
International Lease Finance Corp., 6.25%, 5/15/2019	90,000	97,311

		1,066,351

Total Industrials		2,913,404

Information Technology - 0.3%
Internet Software & Services - 0.0%## eBay, Inc., 2.50%, 3/9/2018	400,000	404,957
VeriSign, Inc., 5.25%, 4/1/2025	75,000	79,125

		484,082

IT Services - 0.1%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	300,000	307,637
Visa, Inc., 2.80%, 12/14/2022	400,000	415,970

		723,607

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp., 2.45%, 7/29/2020	300,000	309,101
QUALCOMM, Inc., 3.00%, 5/20/2022	300,000	312,688

		621,789

Technology Hardware, Storage & Peripherals - 0.1%
Diebold, Inc.[2], 8.50%, 4/15/2024	145,000	153,664
Hewlett Packard Enterprise Co.[2], 2.70%, 10/5/2017	300,000	303,799
Western Digital Corp.[2], 10.50%, 4/1/2024	90,000	103,950

		561,413

Total Information Technology		2,390,891

Materials - 0.2%
Chemicals - 0.1%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[2], 6.75%, 10/15/2019	95,000	95,000
The Dow Chemical Co., 8.55%, 5/15/2019	300,000	349,557

		444,557

Metals & Mining - 0.1%
Arconic, Inc., 5.87%, 2/23/2022	215,000	229,878
BHP Billiton Finance USA Ltd. (Australia), 3.85%, 9/30/2023	300,000	325,455
Kinross Gold Corp. (Canada), 5.125%, 9/1/2021	40,000	41,600
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[2], 7.375%, 2/1/2020	150,000	144,375
Techniplas LLC[2], 10.00%, 5/1/2020	125,000	105,937

		847,245

Total Materials.		1,291,802

Real Estate - 0.2%
Equity Real Estate Investment Trusts (REITS) - 0.2%
American Tower Corp., 3.30%, 2/15/2021	600,000	623,222
Crown Castle Towers LLC[2], 6.113%, 1/15/2020	200,000	220,659
Crown Castle Towers LLC[2], 3.222%, 5/15/2022	100,000	103,315
Greystar Real Estate Partners LLC[2], 8.25%, 12/1/2022	140,000	152,250
MPT Operating Partnership LP - MPT Finance Corp., 5.25%, 8/1/2026	95,000	96,900
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[2], 8.25%, 11/7/2021	210,000	205,275

		1,401,621

Real Estate Management & Development - 0.0%##
Forestar USA Real Estate Group, Inc.[2], 8.50%, 6/1/2022	205,000	211,791
Rialto Holdings LLC - Rialto Corp.[2], 7.00%, 12/1/2018	145,000	146,812

		358,603

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT 3/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Real Estate (continued)
Real Estate Management & Development (continued)

Total Real Estate		$1,760,224

Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc., 5.20%, 3/15/2020	500,000	550,742
CenturyLink, Inc., 7.50%, 4/1/2024	135,000	140,569
Frontier Communications Corp., 11.00%, 9/15/2025	230,000	235,497
Hughes Satellite Systems Corp.[2], 6.625%, 8/1/2026	155,000	153,450
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	255,000	240,490
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	190,000	195,225
Verizon Communications, Inc., 4.15%, 3/15/2024	500,000	541,791

		2,057,764

Wireless Telecommunication Services - 0.0%##
Altice Financing S.A. (Luxembourg)[2], 6.625%, 2/15/2023	235,000	242,050

Total Telecommunication Services		2,299,814

Utilities - 0.0%##
Independent Power and Renewable Electricity Producers - 0.0%##
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019	215,000	218,762
Terraform Global Operating LLC[2], 13.75%, 8/15/2022	145,000	150,800

Total Utilities		369,562

TOTAL CORPORATE BONDS (Identified Cost $29,554,707)		29,443,385

MUTUAL FUNDS - 0.1%

iShares MSCI India ETF	6,650	193,116
iShares Russell Mid-Cap Growth ETF	3,850	359,513

TOTAL MUTUAL FUNDS (Identified Cost $540,901)		552,629

U.S. TREASURY SECURITIES - 4.3%

U.S. Treasury Bonds - 1.4%
U.S. Treasury Bond, 4.75%, 2/15/2037	4,100,000	5,746,244
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	4,460,833	4,488,678

Total U.S. Treasury Bonds (Identified Cost $9,946,540)		10,234,922

U.S. Treasury Notes - 2.9%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	4,052,251	4,129,320
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	4,121,667	4,180,718
U.S. Treasury Note, 0.75%, 4/15/2018	8,000,000	7,995,000
U.S. Treasury Note, 2.00%, 7/31/2022	5,500,000	5,656,624

Total U.S. Treasury Notes (Identified Cost $21,966,294)		21,961,662

TOTAL U.S. TREASURY SECURITIES (Identified Cost $31,912,834)		32,196,584

FOREIGN GOVERNMENT BONDS - 0.1%

Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020 (Identified Cost $799,157)	800,000	818,955

U.S. GOVERNMENT AGENCIES - 1.1%

Other Agencies - 1.1%
Fannie Mae, 2.625%, 9/6/2024 (Identified Cost $8,587,336)	8,000,000	8,436,392

SHORT-TERM INVESTMENT - 0.6%

Dreyfus Government Cash Management[8], 0.28%, (Identified Cost $4,247,632)	4,247,632	4,247,632

TOTAL INVESTMENTS - 99.5% (Identified Cost $705,096,059)		742,418,733
OTHER ASSETS, LESS LIABILITIES - 0.5%		3,560,528

NET ASSETS - 100%		$745,979,261

ADR - American Depositary Receipt

ETF - Exchange-traded fund

##Less than 0.1%.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2016

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $9,731,950 or 1.3%, of the Series’ net assets as of October 31, 2016 (see Note 2 to the financial statements).

3Amount is stated in USD unless otherwise noted.

4Security is perpetual in nature and has no stated maturity date.

5The rate shown is a fixed rate as of October 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

6The coupon rate is floating and is the effective rate as of October 31, 2016.

7The rate shown is a fixed rate as of October 31, 2016; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

8Rate shown is the current yield as of October 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2016

ASSETS:

Investments, at value (identified cost $705,096,059) (Note 2)	$742,418,733
Receivable for securities sold	18,481,820
Foreign tax reclaims receivable	554,043
Interest receivable	518,473
Dividends receivable	411,311
Receivable for fund shares sold	333,633
Prepaid expenses	19,169

TOTAL ASSETS	762,737,182

LIABILITIES:

Accrued management fees (Note 3)	488,343
Accrued shareholder services fees (Class S) (Note 3)	80,585
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R)(Note 3)	57,579
Accrued transfer agent fees (Note 3)	31,153
Accrued fund accounting and administration fees (Note 3)	24,562
Accrued Chief Compliance Officer service fees (Note 3)	353
Accrued Directors’ fees (Note 3)	309
Payable for securities purchased	13,915,216
Payable for fund shares repurchased	2,071,984
Other payables and accrued expenses	87,837

TOTAL LIABILITIES	16,757,921

TOTAL NET ASSETS	$745,979,261

NET ASSETS CONSIST OF:

Capital stock	$561,347
Additional paid-in-capital	691,521,424
Distributions in excess of net investment income	(1,884)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	16,614,200
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	37,284,174

TOTAL NET ASSETS	$745,979,261

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2016

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($367,226,891/ 19,625,284 shares)	$18.71

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($301,846,004/ 29,608,751 shares)	$10.19

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($54,752,882/ 5,124,971 shares)	$10.68

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($22,153,484/ 1,775,726 shares)	$12.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $349,583)	$8,560,300
Interest	1,834,747

Total Investment Income	10,395,047

EXPENSES:

Management fees (Note 3)	6,321,120
Shareholder services fees (Class S) (Note 3)	1,048,839
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	559,947
Transfer agent fees (Note 3)	204,804
Fund accounting and administration fees (Note 3)	156,380
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	131,626
Directors’ fees (Note 3)	56,415
Chief Compliance Officer service fees (Note 3)	3,727
Custodian fees	60,635
Miscellaneous	220,253

Total Expenses	8,763,746

NET INVESTMENT INCOME	1,631,301

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	18,738,027
Foreign currency and translation of other assets and liabilities	(25,183)

18,712,844

Net change in unrealized appreciation (depreciation) on-
Investments	3,771,326
Foreign currency and translation of other assets and liabilities	11,253

3,782,579

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	22,495,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,126,724

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,631,301	$5,574,556
Net realized gain on investments and foreign currency	18,712,844	13,402,528
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,782,579	(38,604,536)

Net increase (decrease) from operations	24,126,724	(19,627,452)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(504,835)	(1,565,296)
From net investment income (Class I)	(2,578,578)	(4,370,824)
From net investment income (Class C)	—	(4,395)
From net investment income (Class R)	(2,397)	(107,400)
From net realized gain on investments (Class S)	(4,922,030)	(58,346,182)
From net realized gain on investments (Class I)	(7,283,833)	(85,929,472)
From net realized gain on investments (Class C)	(1,010,562)	(9,020,752)
From net realized gain on investments (Class R)	(432,975)	(5,307,582)

Total distributions to shareholders	(16,735,210)	(164,651,903)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(244,745,906)	(28,777,851)

Net decrease in net assets	(237,354,392)	(213,057,206)

NET ASSETS:

Beginning of year	983,333,653	1,196,390,859

End of year (including distributions in excess of net investment income of $1,884 and undistributed net investment income $1,418,185, respectively)	$745,979,261	$983,333,653

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.30	$20.86	$21.01	$17.00	$15.66

Income from investment operations:
Net investment income[1]	0.03	0.09	0.09	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.59	(0.54)	1.60	4.29	1.35

Total from investment operations	0.62	(0.45)	1.69	4.37	1.41

Less distributions to shareholders:
From net investment income	(0.02)	(0.05)	(0.04)	(0.04)	(0.07)
From net realized gain on investments	(0.19)	(2.06)	(1.80)	(0.32)	—

Total distributions to shareholders	(0.21)	(2.11)	(1.84)	(0.36)	(0.07)

Net asset value - End of year	$18.71	$18.30	$20.86	$21.01	$17.00

Net assets - End of year (000’s omitted)	$367,227	$503,378	$597,578	$530,510	$467,244

Total return[2]	3.45%	(2.03%)	8.80%	26.13%	9.04%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.08%	1.08%	1.07%	1.07%	1.09%
Net investment income	0.15%	0.45%	0.45%	0.43%	0.36%
Series portfolio turnover	49%	59%	74%	67%	64%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.09	$12.51	$13.35	$10.95	$10.12

Income from investment operations:
Net investment income[1]	0.04	0.08	0.09	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.32	(0.33)	0.96	2.72	0.88

Total from investment operations	0.36	(0.25)	1.05	2.80	0.94

Less distributions to shareholders:
From net investment income	(0.07)	(0.11)	(0.09)	(0.08)	(0.11)
From net realized gain on investments	(0.19)	(2.06)	(1.80)	(0.32)	—

Total distributions to shareholders	(0.26)	(2.17)	(1.89)	(0.40)	(0.11)

Net asset value - End of year	$10.19	$10.09	$12.51	$13.35	$10.95

Net assets - End of year (000’s omitted)	$301,846	$390,931	$504,866	$418,785	$320,999

Total return[2]	3.69%	(1.82%)	9.10%	26.35%	9.42%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.83%	0.83%	0.82%	0.82%	0.84%
Net investment income	0.40%	0.71%	0.70%	0.66%	0.57%
Series portfolio turnover	49%	59%	74%	67%	64%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class C

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.60	$13.03	$13.86	$11.38	$10.52

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.03)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.33	(0.34)	1.01	2.84	0.91

Total from investment operations	0.27	(0.37)	0.97	2.80	0.87

Less distributions to shareholders:
From net investment income	—	(0.00)[2]	(0.00)[2]	—	(0.01)
From net realized gain on investments	(0.19)	(2.06)	(1.80)	(0.32)	—

Total distributions to shareholders	(0.19)	(2.06)	(1.80)	(0.32)	(0.01)

Net asset value - End of year	$10.68	$10.60	$13.03	$13.86	$11.38

Net assets - End of year (000’s omitted)	$54,753	$57,507	$55,781	$36,989	$23,045

Total return[3]	2.62%	(2.76%)	8.06%	25.17%	8.27%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.83%	1.83%	1.82%	1.82%	1.84%
Net investment loss	(0.61%)	(0.30%)	(0.30%)	(0.35%)	(0.40%)
Series portfolio turnover	49%	59%	74%	67%	64%

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEARS ENDED
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.28	$14.73	$15.39	$12.56	$11.63

Income (loss) from investment operations:
Net investment income[1]	(0.01)	0.03	0.03	0.02	0.00 [2]
Net realized and unrealized gain (loss) on investments	0.40	(0.38)	1.13	3.15	1.00

Total from investment operations	0.39	(0.35)	1.16	3.17	1.00

Less distributions to shareholders:
From net investment income	(0.00)[2]	(0.04)	(0.02)	(0.02)	(0.07)
From net realized gain on investments	(0.19)	(2.06)	(1.80)	(0.32)	—

Total distributions to shareholders	(0.19)	(2.10)	(1.82)	(0.34)	(0.07)

Net asset value - End of year	$12.48	$12.28	$14.73	$15.39	$12.56

Net assets - End of year (000’s omitted)	$22,153	$31,517	$38,166	$33,162	$17,520

Total return[3]	3.26%	(2.28%)	8.53%	25.81%	8.72%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.33%	1.33%	1.32%	1.32%	1.34%
Net investment income (loss)	(0.10%)	0.20%	0.20%	0.14%	0.02%
Series portfolio turnover	49%	59%	74%	67%	64%

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue four classes of shares (Class C, R, I and S). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 25 million each have been designated as Class C common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series and 52.5 million each have been designated as Class R common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows,

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instruments’ level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$66,624,621	$61,821,876	$4,802,745	$—
Consumer Staples	31,286,172	21,901,372	9,384,800	—
Energy	18,619,871	18,144,748	475,123	—
Financials	20,301,595	20,301,595	—	—
Health Care	45,897,035	44,571,749	1,325,286	—
Industrials	31,835,606	28,353,048	3,482,558	—
Information Technology	103,332,734	103,332,734	—	—
Materials	30,931,576	30,063,845	867,731	—
Real Estate	31,187,334	30,820,205	367,129	—
Telecommunication Services	1,346,800	1,346,800	—	—
Utilities	1,465,655	1,465,655	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	392,510,958	—	392,510,958	—
Corporate debt:
Consumer Discretionary	17,735,527	—	17,735,527	—
Consumer Staples	17,362,895	—	17,362,895	—
Energy	40,505,293	—	40,505,293	—
Financials	79,466,818	—	79,466,818	—
Health Care	5,286,175	—	5,286,175	—
Industrials	26,964,420	—	26,964,420	—
Information Technology	21,078,164	—	21,078,164	—
Materials	12,121,984	—	12,121,984	—
Real Estate	16,046,169	—	16,046,169	—
Telecommunication Services	16,240,115	—	16,240,115	—
Utilities	1,226,150	—	1,226,150	—
Asset-backed securities	25,850,403	—	25,850,403	—
Commercial mortgage-backed securities	69,699,858	—	69,699,858	—
Foreign government bonds	23,531,227	—	23,531,227	—
Mutual funds	10,721,834	10,721,834	—	—

Total assets	1,159,176,989	372,845,461	786,331,528	—

Liabilities:
Other financial instruments*:
Equity contracts	(31,340)	(31,340)	—	—

Total liabilities	(31,340)	(31,340)	—	—

Total	$1,159,145,649	$372,814,121	$786,331,528	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$92,977,811	$80,089,139	$12,888,672	$—
Consumer Staples	38,393,226	20,044,370	18,348,856	—
Energy	15,097,606	14,018,086	1,079,520	—
Financials	7,535,640	7,343,413	192,227	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Health Care	$50,619,097	$49,023,664	$1,595,433	$—
Industrials	26,362,238	14,058,239	12,303,999	—
Information Technology	132,551,151	128,403,112	4,148,039	—
Materials	31,670,845	30,504,350	1,166,495	—
Real Estate	23,596,605	22,745,555	851,050	—
Telecommunication Services	3,037,126	2,814,643	222,483	—
Utilities	172,162	—	172,162	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	263,999,523	—	263,999,523	—
Corporate debt:
Consumer Discretionary	14,411,838	—	14,411,838	—
Consumer Staples	13,224,330	—	13,224,330	—
Energy	30,697,473	—	30,697,473	—
Financials	56,186,617	—	56,186,617	—
Health Care	3,969,828	—	3,969,828	—
Industrials	20,564,674	—	20,564,674	—
Information Technology	13,050,617	—	13,050,617	—
Materials	8,035,221	—	8,035,221	—
Real Estate	8,890,873	—	8,890,873	—
Telecommunication Services	12,184,707	—	12,184,707	—
Utilities	1,046,288	—	1,046,288	—
Asset-backed securities	29,233,486	—	29,233,486	—
Commercial mortgage-backed securities	43,218,522	—	43,218,522	—
Foreign government bonds	19,920,733	—	19,920,733	—
Mutual funds	6,954,811	6,954,811	—	—

Total assets	967,603,048	375,999,382	591,603,666	—

Liabilities:
Other financial instruments*:
Equity contracts	(42,980)	(42,980)	—	—

Total liabilities	(42,980)	(42,980)	—	—

Total	$967,560,068	$375,956,402	$591,603,666	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$135,350,936	$117,263,611	$18,087,325	$—
Consumer Staples	55,277,741	28,306,832	26,970,909	—
Energy	21,840,553	20,441,010	1,399,543	—
Financials	10,773,795	10,517,026	256,769	—
Health Care	74,792,635	72,502,763	2,289,872	—
Industrials	38,049,456	20,328,934	17,720,522	—
Information Technology	190,981,529	184,896,149	6,085,380	—
Materials	45,515,927	43,913,806	1,602,121	—
Real Estate	30,492,829	29,379,535	1,113,294	—
Telecommunication Services	4,565,948	4,231,307	334,641	—
Utilities	215,462	—	215,462	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$208,156,477	$—	$208,156,477	$—
Corporate debt:
Consumer Discretionary	11,909,868	—	11,909,868	—
Consumer Staples	11,789,427	—	11,789,427	—
Energy	27,996,542	—	27,996,542	—
Financials	42,531,265	—	42,531,265	—
Health Care	4,037,497	—	4,037,497	—
Industrials	19,143,739	—	19,143,739	—
Information Technology	9,261,577	—	9,261,577	—
Materials	8,709,666	—	8,709,666	—
Real Estate	8,865,575	—	8,865,575	—
Telecommunication Services	10,667,624	—	10,667,624	—
Utilities	1,148,825	—	1,148,825	—
Asset-backed securities	19,336,906	—	19,336,906	—
Commercial mortgage-backed securities	36,304,336	—	36,304,336	—
Foreign government bonds	16,336,849	—	16,336,849	—
Mutual funds	8,540,287	8,540,287	—	—

Total assets	1,052,593,271	540,321,260	512,272,011	—

Liabilities:
Other financial instruments*
Equity contracts	(64,295)	(64,295)	—	—

Total liabilities	(64,295)	(64,295)	—	—

Total	$1,052,528,976	$540,256,965	$512,272,011	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$128,368,582	$110,428,477	$17,940,105	$—
Consumer Staples	77,427,136	36,825,904	40,601,232	—
Energy	21,207,856	19,936,803	1,271,053	—
Financials	17,984,341	17,794,677	189,664	—
Health Care	138,605,204	130,205,652	8,399,552	—
Industrials	38,256,125	24,185,281	14,070,844	—
Information Technology	172,532,705	161,243,462	11,289,243	—
Materials	35,330,464	34,167,700	1,162,764	—
Real Estate	21,413,311	20,699,564	713,747	—
Telecommunication Services	15,429,663	15,189,079	240,584	—
Utilities	167,769	—	167,769	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	40,632,976	—	40,632,976	—
Corporate debt:
Consumer Discretionary	2,350,647	—	2,350,647	—
Consumer Staples	2,192,916	—	2,192,916	—
Energy	4,106,286	—	4,106,286	—
Financials	8,679,343	—	8,679,343	—
Health Care	1,088,496	—	1,088,496	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Industrials	$2,913,404	$—	$2,913,404	$—
Information Technology	2,390,891	—	2,390,891	—
Materials	1,291,802	—	1,291,802	—
Real Estate	1,760,224	—	1,760,224	—
Telecommunication Services	2,299,814	—	2,299,814	—
Utilities	369,562	—	369,562	—
Foreign government bonds	818,955	—	818,955	—
Mutual funds	4,800,261	4,800,261	—	—

Total assets	$742,418,733	$575,476,860	$166,941,873	$—

Please see the Investment Portfolio for each of the Series for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2015 or October 31, 2016.

*Other financial instruments are exchange traded options (Level 1).

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended October 31, 2016 is Pershing LLC, a BNY Mellon Company.

Futures

Each Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Series may be attempting to sell some or all the Series holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Futures (continued)

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions). At October 31, 2016, the Series did not hold any futures contracts.

The following table presents the present value of derivatives held at October 31, 2016 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

PRO-BLEND® CONSERVATIVE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(31,340)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$(10,954,642)
Equity contracts	Net realized gain (loss) on options written	$506,836
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,416,619
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$26,350

PRO-BLEND® MODERATE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(42,980)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$(9,912,872)
Equity contracts	Net realized gain (loss) on options written	$758,997
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,250,569
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$36,446

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

PRO-BLEND® EXTENDED TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(64,295)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$(6,570,099)
Equity contracts	Net realized gain (loss) on options written	$1,041,842
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$838,256
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$54,285

The average month-end balances for the year ended October 31, 2016, the period in which such derivatives were outstanding, were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES
Futures Contracts:
Average number of contracts purchased	2,202	2,006	1,318
Average number of contracts sold	5,783	5,269	3,460
Average notional value of contracts purchased	$497,587,964	$453,358,482	$297,819,886
Average notional value of contracts sold	$1,236,754,500	$1,126,765,017	$740,010,541
Options:
Average number of option contracts written	1,692	2,530	3,603
Average notional value of option contracts written	$10,598,456	$16,480,588	$23,102,313

Written Option Rollforward

Transactions in options written for the year ended October 31, 2016, were as follows:

PRO-BLEND® CONSERVATIVE TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	—	—	—	—
Options written	7,854	$497,831	14,709	$802,445
Options exercised	(2,513)	(176,681)	(613)	(42,197)
Options expired	(2,586)	(73,413)	(3,829)	(168,005)
Options closed	(2,340)	(231,362)	(9,958)	(550,928)

Outstanding options, end of year	415	$16,375	309	$41,315

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Written Option Rollforward (continued)

PRO-BLEND® MODERATE TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	—	—	—	—
Options written	12,037	$782,520	22,844	$1,269,685
Options exercised	(4,623)	(328,916)	(1,206)	(83,017)
Options expired	(3,548)	(99,009)	(6,103)	(265,302)
Options closed	(3,305)	(332,459)	(15,115)	(864,076)

Outstanding options, end of year	561	$22,136	420	$57,290

PRO-BLEND® EXTENDED TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	—	—	—	—
Options written	16,889	$1,084,607	31,875	$1,758,208
Options exercised	(6,203)	(438,507)	(1,462)	(100,640)
Options expired	(4,963)	(126,802)	(8,359)	(366,640)
Options closed	(4,877)	(485,916)	(21,424)	(1,205,730)

Outstanding options, end of year	846	$33,382	630	$85,198

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Fund to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Fund may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Fund may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for such dollar rolls as purchases and sales. No such investments were held by the Fund on October 31, 2016.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2016, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2013 through October 31, 2016. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2017, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series	0.70%
Pro-Blend® Moderate Term Series	0.85%
Pro-Blend® Extended Term Series	0.85%
Pro-Blend® Maximum Term Series	0.85%

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class C and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class C shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and services fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were as follows:

SERIES	PURCHASES OTHER ISSUERS	GOVERNMENT	SALES OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$376,397,183	$400,039,802	$791,025,609	$152,381,622
Pro-Blend® Moderate Term Series	418,239,541	393,672,366	912,061,247	389,746,292
Pro-Blend® Extended Term Series	428,979,082	326,112,923	830,286,210	272,538,505
Pro-Blend® Maximum Term Series	327,777,843	74,168,320	568,479,150	56,111,595

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class C and Class R shares:

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,137,879	$105,720,605	18,315,666	$248,325,020
Reinvested	911,739	11,734,285	4,681,003	61,749,359
Repurchased	(24,175,034)	(314,759,139)	(33,267,040)	(444,599,445)

Total	(15,125,416)	$(197,304,249)	(10,270,371)	$(134,525,066)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,100,011	$71,403,391	17,143,856	$177,419,658
Reinvested	439,714	4,382,195	1,644,746	16,875,127
Repurchased	(11,174,099)	(112,468,497)	(18,583,815)	(191,941,015)

Total	(3,634,374)	$(36,682,911)	204,787	$2,353,770

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,177,798	$21,116,472	3,722,908	$37,470,118
Reinvested	161,781	1,548,910	942,738	9,318,432
Repurchased	(3,550,180)	(34,497,672)	(3,585,928)	(35,861,902)

Total	(1,210,601)	$(11,832,290)	1,079,718	$10,926,648

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	463,382	$4,508,100	1,906,014	$19,558,088
Reinvested	75,394	718,758	460,981	4,548,790
Repurchased	(4,257,298)	(40,644,504)	(2,225,645)	(22,250,689)

Total	(3,718,522)	$(35,417,646)	141,350	$1,856,189

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	11,782,569	$148,005,042	9,841,016	$133,659,387
Reinvested	504,854	6,470,329	4,436,588	58,393,337
Repurchased	(25,984,722)	(331,641,148)	(16,561,522)	(222,988,894)

Total	(13,697,299)	$(177,165,777)	(2,283,918)	$(30,936,170)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	12,184,271	$120,189,097	22,942,326	$236,826,733
Reinvested	1,031,526	10,090,970	5,791,706	58,397,631
Repurchased	(57,444,748)	(570,637,608)	(18,328,886)	(189,315,552)

Total	(44,228,951)	$(440,357,541)	10,405,146	$105,908,812

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,552,417	$15,565,660	3,438,701	$36,255,557
Reinvested	96,547	953,121	1,314,238	13,421,637
Repurchased	(3,731,569)	(37,443,441)	(3,283,675)	(34,368,725)

Total	(2,082,605)	$(20,924,660)	1,469,264	$15,308,469

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	591,654	$6,162,155	1,147,914	$12,691,399
Reinvested	39,632	406,221	425,292	4,494,502
Repurchased	(1,659,349)	(17,374,159)	(1,757,868)	(18,968,390)

Total	(1,028,063)	$(10,805,783)	(184,662)	$(1,782,489)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,508,597	$56,162,543	7,974,818	$135,252,614
Reinvested	813,262	12,791,402	4,108,042	67,311,568
Repurchased	(18,119,243)	(288,294,721)	(16,011,485)	(271,259,879)

Total	(13,797,384)	$(219,340,776)	(3,928,625)	$(68,695,697)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	15,549,258	$139,601,163	21,641,197	$215,491,078
Reinvested	1,212,119	10,957,758	5,366,866	51,371,465
Repurchased	(33,161,451)	(306,200,411)	(28,360,442)	(278,327,588)

Total	(16,400,074)	$(155,641,490)	(1,352,379)	$(11,465,045)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,781,008	$17,596,311	3,680,325	$39,002,273
Reinvested	423,056	4,097,847	1,889,213	19,333,856
Repurchased	(4,078,435)	(40,452,206)	(3,063,806)	(32,280,717)

Total	(1,874,371)	$(18,758,048)	2,505,732	$26,055,412

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	479,395	$5,008,522	867,631	$9,809,946
Reinvested	99,071	1,022,269	691,037	7,510,814
Repurchased	(2,025,605)	(21,565,560)	(3,038,935)	(33,874,880)

Total	(1,447,139)	$(15,534,769)	(1,480,267)	$(16,554,120)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,928,894	$34,381,606	4,819,223	$91,999,830
Reinvested	304,037	5,358,978	3,256,309	58,952,533
Repurchased	(10,119,249)	(181,878,418)	(9,214,146)	(174,772,430)

Total	(7,886,318)	$(142,137,834)	(1,138,614)	$(23,820,067)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,025,547	$78,995,481	16,974,904	$179,969,886
Reinvested	559,592	5,385,479	4,503,671	45,052,153
Repurchased	(17,718,494)	(173,868,245)	(23,099,621)	(241,883,377)

Total	(9,133,355)	$(89,487,285)	(1,621,046)	$(16,861,338)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	848,247	$8,735,126	1,365,586	$15,240,945
Reinvested	99,480	1,005,922	842,671	8,874,715
Repurchased	(1,250,355)	(13,054,979)	(1,062,866)	(11,715,030)

Total	(302,628)	$(3,313,931)	1,145,391	$12,400,630

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/15
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	398,944	$4,781,313	775,959	$9,983,439
Reinvested	37,016	435,094	443,767	5,404,603
Repurchased	(1,226,472)	(15,023,263)	(1,244,285)	(15,885,118)

Total	(790,512)	$(9,806,856)	(24,559)	$(497,076)

At October 31, 2016, one shareholder owned 10.2% of Pro-Blend® Moderate Term Series. The Target 2020 Series, another series of the Fund, owned 10.8% of Pro-Blend Moderate® Term Series. The Target 2030 Series, another series of the Fund, owned 10.7% shares of Pro-Blend Extended® Term Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2016, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series invested in options contracts (equity risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2016, the Series did not hold any loan assignments.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs), real estate investment trusts and the realization for tax purposes of unrealized gains/losses on certain futures. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2016, $1,524,816, $2,206,624 and $2,291,385 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

and Pro-Blend® Extended Term Series. For the fiscal year ended October 31, 2016, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $591,808, increase Distributions in Excess of Net Investment Income by $34,440 and decrease Accumulated Net Realized Gain on Investments by $626,248 for Pro-Blend® Maximum Term Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
Ordinary income	$20,987,785	$38,358,300	$15,051,676	$35,643,078
Long-term capital gains	—	67,058,671	5,306,383	114,044,175

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/15
Ordinary income	$11,654,299	$44,669,202	$3,085,810	$52,054,188
Long-term capital gains	26,083,286	141,837,787	13,649,400	112,597,715

At October 31, 2016, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$1,128,011,765	$932,939,113	$1,003,573,315	$708,615,499
Unrealized appreciation	55,042,141	62,333,409	85,796,865	81,902,518
Unrealized depreciation	(23,876,917)	(27,669,474)	(36,776,909)	(48,099,284)

Net unrealized appreciation	$31,165,224	$34,663,935	$49,019,956	$33,803,234

Undistributed ordinary income	$6,944,013	$5,903,665	$7,228,511	$4,172,263
Undistributed long-term gains	$2,013,703	$13,690,624	$9,067,029	$15,959,493

As of October 31, 2016, the capital loss carryover utilized in the current year was $6,968,352 for Pro-Blend® Conservative Term Series.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series,

Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 16, 2016

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$7,215,156
Pro-Blend® Moderate Term Series	6,672,299
Pro-Blend® Extended Term Series	8,586,230
Pro-Blend® Maximum Term Series	8,644,852

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	29.66%
Pro-Blend® Moderate Term Series	31.44%
Pro-Blend® Extended Term Series	45.21%
Pro-Blend® Maximum Term Series	81.25%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2016 as follows:

Series
Pro-Blend® Conservative Term Series	$2,114,388
Pro-Blend® Moderate Term Series	14,584,484
Pro-Blend® Extended Term Series	9,527,369
Pro-Blend® Maximum Term Series	16,757,469

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present)- Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016- present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present)- The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage) (1995-2008)
The Ashley Group (property management and investment) (1995-2008) Genesee Corporation (holding company) (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009)- Ithaka Acquisition Corporation (investments); Chairman (2007-2009)- Alsius Corporation (investments); Managing Member (1991-present)- PMSV Holdings LLC(investments); Managing Member (2010-present)- Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech) (2000-present)

ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014)

HLTH Corp (WebMD) (information) (2000-2010)

Cheyne Capital International (investment) (2000-present)

GMP Companies (investment) (2000-2011)

Cytos Biotechnology Ltd (biotechnology) (2012-present)

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present)- McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit) (2007-present)

Amherst Early Music, Inc. (non-profit) (2009-present)

Gotham Early Music Scene, Inc. (non-profit) (2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present)- The Greening Group (business consultants);
Partner (2006-present)- The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university) (1972-present) Culinary Institute of America (non-profit college) (1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011)- General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016)- Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011)- Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present)- Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary- Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (1992-present) – Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/16-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2016

www.manning-napier.com

QUALITY EQUITY SERIES

Quality Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

U.S. and international equity markets delivered positive returns during the past year. Emerging market equities were the notable outperformers, driven by investors’ search for yield and their increased appetite for riskier assets. Abating unease related to Chinese growth, a relatively stable U.S. dollar, the year-to-date upturn in commodity prices, and increased liquidity amid generally easy policy across the globe also provided tailwinds for emerging market assets. Defensive sectors outperformed cyclicals for most of the period, since defensive securities tend to benefit from low interest rate environments and yield is a big component of total return. But the trend reversed amid a mid-year rotation away from crowded defensive sectors into cyclical stocks, and investors have since shown a preference for growth over yield.

Meanwhile, U.S. and global economic growth continued at a slow pace. Although various asset classes performed positively, the year was punctuated by bouts of market volatility. Ongoing concern regarding the price of oil and other commodities, speculation surrounding the trajectory of global economic growth and central bank policy, and political uncertainty — including the unexpected Brexit vote — fueled investor unease and served as volatility catalysts. Going forward, we anticipate an increased likelihood of further gyrations in financial markets as U.S. and global economic growth continues at a muted pace.

Enclosed, we highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information to be helpful.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Quality Equity Series

Fund Commentary

(unaudited)

Investment Objective

Using a disciplined screening process combined with fundamental analysis, the Series seeks to maximize long-term growth by investing in companies with quality characteristics. The Series first uses a disciplined screening process to identify companies with characteristics that are consistent with stable businesses and then conducts fundamental analyses of the identified companies. The Series primarily invests in stocks of large- and mid-size companies with strong competitive positions, high free cash flow yields, and consistent financial characteristics in order to build a concentrated portfolio of high-quality stocks.

Performance Commentary

Developed equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2016. The MSCI World (World) Index returned 1.18%. The Quality Equity Series delivered positive absolute returns, but underperformed the World Index on a relative basis.

The total effect of Health Care — including stock selection and an overweight compared to the benchmark — was a major detractor from relative performance during the past year. Individual holdings in the Series including pharmaceutical distributor McKesson (2.04%*) and pharmacy benefit manager (PBM) Express Scripts (2.49%*) challenged relative returns. One of the factors that weighed on the Health Care sector was general concern regarding drug pricing due to pre-election rhetoric. This headwind has largely abated following the election given easing concerns about government involvement in drug pricing amid a Republican election sweep.

Regarding McKesson specifically, we believe the company can help control the rise of health care costs, a theme we are pursuing within the Series. By virtue of its infrastructure and scale, McKesson is able to transport drugs cheaper than other companies, which helps keep down overall health care costs. Similarly, Express Scripts’ strong market share and scale creates a sustainable competitive advantage as it is able to more effectively negotiate for lower prices from drug companies and, in turn, offer more competitive pricing to customers. We remain positive about the longer-term story and business model of PBMs overall.

Offsetting a portion of the relative performance headwind was equity selection in Consumer Discretionary and Information

Technology, which aided relative returns. The Series’ underweight to Financials and overweight to Consumer Staples compared to the benchmark aided relative returns as well.

Within the Series, we are focused on identifying and investing in attractively valued companies with secular (i.e., long-term) tailwinds and strong market positions. These companies are typically leaders in their respective industry and possess strong competitive positions underscored by a sustainable competitive advantage. Some of the key traits we look for include a leading and/or growing share of the business’ target market, a strong position in an expanding industry, differentiated product/service offerings, and pricing power. These companies have the scale, experience, and financial strength to largely control their own destiny, and are also cash generative with high free cash flow yield. They have a track record of providing growth for investors while affording a greater degree of management against downside risk than the broader equity market, thereby providing investors with some stability.

As we look toward 2017, we expect global economic growth to persist at a slow pace. Broadly speaking, valuations in the developed world are on the expensive side of neutral. This backdrop suggests muted long-term returns going forward, so we are targeting companies exposed to secular (i.e., long-term) growth trends in an effort to generate above market returns. We continue to anticipate gyrations in equity markets due to catalysts such as the potential for global growth to deviate from expectations, diverging central bank policies, commodity price pressures, and geopolitical risks. However, our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. In this environment, an active, flexible, and selective approach can help avoid overvalued areas of the market, tactics that Manning & Napier has employed for over 45 years as an active investment manager.

Please see page 4 for additional performance information as of October 31, 2016.

2

Quality Equity Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Quality Equity Series Class S shares is provided above. Performance for the Quality Equity Series Class I shares may be higher or lower based on the Class’ underlying expenses.

*Represents the percent of the Series’ holdings as of 10/31/2016. Calculations are based on a portfolio that excludes cash. Investments will change over time.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, mid-cap risk, and the risk that the investment approach may not be successful. Funds that invest in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

3

Quality Equity Series

Performance Update as of October 31, 2016

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Quality Equity Series - Class S3	0.31%	-0.70%
Manning & Napier Fund, Inc. - Quality Equity Series - Class I3	0.55%	-0.46%
MSCI World Index[4]	1.18%	-1.66%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Quality Equity Series - Class S from its inception2 (June 1, 2015) to present (October 31, 2016) to the MSCI World Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and the Index are calculated from June 1, 2015, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year end October 31, 2016, this annualized net expense ratio was 0.95% for Class S and 0.70% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 8.53% for Class S and 8.28% for Class I for the year ended October 31, 2016.

4 The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and consists of 23 developed market country indices. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

4

Quality Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/16	ENDING ACCOUNT VALUE 10/31/16	EXPENSES PAID DURING PERIOD 5/1/16-10/31/16*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,002.00	$4.78	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82	0.95%
Class I
Actual	$1,000.00	$1,003.10	$3.52	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56	0.70%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

5

Quality Equity Series

Portfolio Composition as of October 31, 2016

(unaudited)

6

Quality Equity Series

Investment Portfolio - October 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.7%

Consumer Discretionary - 23.0%
Internet & Direct Marketing Retail - 3.1%
The Priceline Group, Inc.*	40	$58,969

Media - 6.3%
Discovery Communications, Inc. - Class A*	2,380	62,142
WPP plc (United Kingdom)[1]	2,720	59,060

		121,202

Multiline Retail - 3.4%
Dollar General Corp.	930	64,254

Specialty Retail - 2.5%
Kingfisher plc (United Kingdom)[1]	11,010	48,636

Textiles, Apparel & Luxury Goods - 7.7%
Kering (France)[1]	310	68,780
LVMH Moet Hennessy Louis Vuitton SE (France)[1]	330	60,080
NIKE, Inc. - Class B	370	18,567

		147,427

Total Consumer Discretionary		440,488

Consumer Staples - 20.5%
Beverages - 8.2%
Diageo plc (United Kingdom)[1]	2,180	58,024
PepsiCo, Inc.	460	49,312
Pernod Ricard S.A. (France)[1]	410	48,759

		156,095

Food & Staples Retailing - 2.9%
CVS Health Corp.	670	56,347

Food Products - 3.4%
Mead Johnson Nutrition Co.	610	45,610
Nestle S.A. (Switzerland)[1]	260	18,854

		64,464

Personal Products - 6.0%
Beiersdorf AG (Germany)[1]	440	38,790
L’Oreal S.A. (France)[1]	320	57,331
Unilever N.V. (United Kingdom)[1]	460	19,240

		115,361

Total Consumer Staples		392,267

Financials - 2.3%
Capital Markets - 2.3%
The Charles Schwab Corp.	1,370	43,429

The accompanying notes are an integral part of the financial statements.

7

Quality Equity Series

Investment Portfolio - October 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care - 18.9%
Health Care Equipment & Supplies - 3.0%
Medtronic plc	700	$57,414

Health Care Providers & Services - 5.7%
AmerisourceBergen Corp.	360	25,315
Express Scripts Holding Co.*	690	46,506
McKesson Corp.	300	38,151

		109,972

Pharmaceuticals - 10.2%
Allergan plc*	80	16,715
Johnson & Johnson	250	28,998
Novartis AG (Switzerland)[1]	840	59,613
Perrigo Co. plc	330	27,453
Roche Holding AG (Switzerland)[1]	270	62,014

		194,793

Total Health Care		362,179

Industrials - 9.6%
Machinery - 3.0%
Flowserve Corp.	1,340	56,749

Professional Services - 6.6%
Experian plc (Ireland)[1]	3,010	57,866
Nielsen Holdings plc	1,540	69,331

		127,197

Total Industrials		183,946

Information Technology - 17.4%
Communications Equipment - 2.6%
Cisco Systems, Inc.	1,620	49,702

IT Services - 4.7%
MasterCard, Inc. - Class A	420	44,948
Visa, Inc. - Class A	530	43,730

		88,678

Semiconductors & Semiconductor Equipment - 2.3%
QUALCOMM, Inc.	640	43,981

Software - 7.8%
Microsoft Corp.	1,020	61,118
Oracle Corp.	1,790	68,772
SAP SE (Germany)[1]	220	19,382

		149,272

Total Information Technology		331,633

The accompanying notes are an integral part of the financial statements.

8

Quality Equity Series

Investment Portfolio - October 31, 2016

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services - 6.0%
Diversified Telecommunication Services - 6.0%
BT Group plc (United Kingdom)[1]	8,450	$38,786
Singapore Telecommunications Ltd. (Singapore)[1]	13,930	38,822
Telenor ASA (Norway)[1]	2,330	37,058

Total Telecommunication Services		114,666

TOTAL COMMON STOCKS (Identified Cost $1,878,795)		1,868,608

SHORT-TERM INVESTMENT - 2.0%

Dreyfus Government Cash Management[2], 0.28%
(Identified Cost $39,081)	39,081	39,081

TOTAL INVESTMENTS - 99.7%
(Identified Cost $1,917,876)		1,907,689
OTHER ASSETS, LESS LIABILITIES - 0.3%		5,074

NET ASSETS - 100%		$1,912,763

* Non-income producing security.

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 Rate shown is the current yield as of October 31, 2016.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Quality Equity Series

Statement of Assets & Liabilities

October 31, 2016

ASSETS:

Investments, at value (identified cost $1,917,876) (Note 2)	$1,907,689
Receivable for securities sold	21,022
Receivable for fund shares sold	14,600
Receivable from investment advisor	13,597
Dividends receivable	2,143
Foreign tax reclaims receivable	523
Prepaid expenses	10,902

TOTAL ASSETS	1,970,476

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	7,721
Accrued Chief Compliance Officer service fees (Note 3)	353
Accrued shareholder services fees (Class S) (Note 3)	275
Accrued transfer agent fees (Note 3)	145
Accrued Directors’ fees (Note 3)	3
Payable for securities purchased	19,294
Audit fees payable	28,787
Other payables and accrued expenses	1,135

TOTAL LIABILITIES	57,713

TOTAL NET ASSETS	$1,912,763

NET ASSETS CONSIST OF:

Capital stock	$1,942
Additional paid-in-capital	1,921,533
Undistributed net investment income	14,501
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(14,991)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(10,222)

TOTAL NET ASSETS	$1,912,763

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($1,416,218/143,844 shares)	$9.85

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($496,545/50,326 shares)	$9.87

The accompanying notes are an integral part of the financial statements.

10

Quality Equity Series

Statement of Operations

For the Year Ended October 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $2,117)	$29,879

EXPENSES:

Fund accounting and administration fees (Note 3)	46,261
Management fees (Note 3)	7,921
Chief Compliance Officer service fees (Note 3)	3,727
Shareholder services fees (Class S)(Note 3)	2,370
Transfer agent fees (Note 3)	520
Directors’ fees (Note 3)	494
Audit fees	36,554
Registration fees	7,030
Custodian fees	4,169
Printing and postage fees	8,253
Miscellaneous	4,371

Total Expenses	121,670
Less reduction of expenses (Note 3)	(109,220)

Net Expenses	12,450

NET INVESTMENT INCOME	17,429

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(1,760)
Foreign currency and translation of other assets and liabilities	(188)

(1,948)

Net change in unrealized appreciation (depreciation) on-
Investments	(12,344)
Foreign currency and translation of other assets and liabilities	(41)

(12,385)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(14,333)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,096

The accompanying notes are an integral part of the financial statements.

11

Quality Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/16	FOR THE PERIOD 6/1/15* TO 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$17,429	$4,306
Net realized gain (loss) on investments and foreign currency	(1,948)	(13,523)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(12,385)	2,163

Net decrease from operations	3,096	(7,054)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(3,654)	—
From net investment income (Class I)	(3,100)	—

Total distributions to shareholders	(6,754)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	689,076	1,234,399

Net increase in net assets	685,418	1,227,345

NET ASSETS:

Beginning of Period	1,227,345	—

End of Period (including undistributed net investment income of $14,501 and $4,277,respectively)	$1,912,763	$1,227,345

*Commencement of operations.

The accompanying notes are an integral part of the financial statements.

12

Quality Equity Series

Financial Highlights - Class S

	FOR THE YEAR ENDED 10/31/16	FOR THE PERIOD 6/01/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.87	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.11	0.03
Net realized and unrealized loss on investments	(0.08)	(0.16)

Total from investment operations	0.03	(0.13)

Less distributions to shareholders:
From net investment income	(0.05)	—

Net asset value - End of period	$9.85	$9.87

Net assets - End of period (000’s omitted)	$1,416	$733

Total return[3]	0.31%	(1.30%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.95%	0.95%[4]
Net investment income	1.11%	0.81%[4]
Portfolio turnover	43%	26%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	7.58%	14.21%[4]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

4 Annualized.

The accompanying notes are an integral part of the financial statements.

13

Quality Equity Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 10/31/16	FOR THE PERIOD 6/01/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.88	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.14	0.04
Net realized and unrealized loss on investments	(0.09)	(0.16)

Total from investment operations	0.05	(0.12)

Less distributions to shareholders:
From net investment income	(0.06)	—

Net asset value - End of period	$9.87	$9.88

Net assets - End of period (000’s omitted)	$497	$494

Total return[3]	0.55%	(1.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%[4]
Net investment income	1.41%	1.07%[4]
Portfolio turnover	43%	26%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	7.58%	14.21%[4]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

4 Annualized.

The accompanying notes are an integral part of the financial statements.

14

Quality Equity Series

Notes to Financial Statements

1.	Organization

Quality Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2016, 10.5 billion shares have been designated in total among 40 series, of which 100 million have been designated as Quality Equity Series Class S common stock, and 100 million have been designated as Quality Equity Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

15

Quality Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2016 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$440,488	$203,932	$236,556	$—
Consumer Staples	392,267	151,269	240,998	—
Financials	43,429	43,429	—	—
Health Care	362,179	240,552	121,627	—
Industrials	183,946	126,080	57,866	—
Information Technology	331,633	312,251	19,382	—
Telecommunication Services	114,666	—	114,666	—
Mutual fund	39,081	39,081	—	—

Total assets	$1,907,689	$1,116,594	$791,095	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2015 or October 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2016.

New Accounting Guidance

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

16

Quality Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2016, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2015 through the year ended October 31, 2016. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

17

Quality Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.70% of average daily net assets. Accordingly, the Advisor waived fees of $109,220 for the year ended October 31, 2016, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2016, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,285,086 and $622,891, respectively. There were no purchases or sales of U.S. Government securities.

18

Quality Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Quality Equity Series were:

CLASS S:	FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 6/1/15* TO 10/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	78,329	$771,528	74,251	$734,399
Reinvested	385	3,654	—	—
Repurchased	(9,121)	(89,206)	—	—

Total	69,593	$685,976	74,251	$734,399

CLASS I:	FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 6/1/15* TO 10/31/15
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	—	50,000	$500,000
Reinvested	326	$3,100	—	—
Repurchased	—	—	—	—

Total	326	$3,100	50,000	$500,000

* Commencement of operations.

At October 31, 2016, one shareholder account owned 10.3% of the Series. In addition, the Advisor and its affiliates owned 51.9% of the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2016.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2016, amounts were reclassified within the capital accounts to decrease Undistributed Net Investment Income by $451 and decrease Accumulated Net Realized Loss on Investments by $451. Any such reclassifications are not reflected in the financial highlights.

19

Quality Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/16	FOR THE PERIOD 6/1/15 (COMMENCEMENT OF OPERATIONS) TO 10/31/15
Ordinary income	$6,754	$—

At October 31, 2016, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost of investments for federal tax purposes were as follows:

Cost for federal income tax purposes	$1,942,569
Unrealized appreciation	92,525
Unrealized depreciation	(127,405)

Net unrealized depreciation	$(34,880)

Undistributed ordinary income	$14,501
Undistributed long-term capital gains	$9,702

As of October 31, 2016, the capital loss carryover utilized in the current year was $10,766.

20

Quality Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Quality Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Quality Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 1, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 16, 2016

21

Quality Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $13,732 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 92.99%.

The Series designates $10,187 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2016.

22

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2016
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (2009-present)- Manning & Napier Advisors, LLC; President, Director (2015-present) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (2016-present) - Rainier Investment Management Mutual Funds Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Trustee - Rainier Investment Management Mutual Funds (six portfolios) (2016- present)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present)- The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive)(2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Fannie Mae (mortgage)(1995-2008)
The Ashley Group (property management and investment)(1995-2008) Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-present)- Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Incyte Corp. (biotech) (2000-present)

ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014) HLTH Corp (WebMD) (information) (2000-2010) Cheyne Capital International (investment) (2000-present) GMP Companies (investment) (2000-2011) Cytos Biotechnology Ltd (biotechnology) (2012-present)

23

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present)- McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit) (2007-present)

Amherst Early Music, Inc. (non-profit) (2009-present)

Gotham Early Music Scene, Inc. (non-profit) (2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present)- The Greening Group (business consultants);
Partner (2006-present)- The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university)

(1972-present)

Culinary Institute of America (non-profit college)

(1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011)- General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

24

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016)- Manning & Napier Fund, Inc.
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer (2002-present); Chief Financial Officer (2001-present)
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting (2011-present); Fund Reporting Manager (1997-2011)- Manning & Napier Advisors, LLC; Assistant Treasurer (2008-present)- Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer (2004-present); Anti-Money Laundering Compliance Officer (2002-present); Corporate Secretary (1997-2016)
Principal Occupation(s) During Past 5 Years:	Director of Compliance (2005-present); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary- Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation (1992-present) – Manning & Napier Advisors, LLC Holds one or more of the following titles for various affiliates; Director
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel- Manning & Napier Advisors, LLC and affiliates (2000-present); Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	40
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of her position with the Fund’s investment advisor. Ms. Mosca serves as the Managing Director of the Funds Group for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

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26

Quality Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNQEQ-10/16-AR

ITEM 2: CODE OF ETHICS

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Disciplined Value Series, Quality Equity Series, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2016 and 2015 were:

	2016	2015

Audit Fees (a)	$452,868	$459,979

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$134,680	$140,150

All Other Fees (d)	$0	$0

	$587,548	$600,129

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2016 and 2015.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2016	2015

Audit Related Fees	$1,944	$1,944

Tax Fees	$0	$0

	$1,944	$1,944

The Audit Related fees for the years ended October 31, 2016 and 2015 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2016 and 2015.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2016 and 2015 were $587,548 and $600,129, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Michele T. Mosca
Michele T. Mosca
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date 12/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Michele T. Mosca
Michele T. Mosca
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date 12/13/2016

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
Date 12/13/2016